Exhibit 10.1
FOURTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT
     THIS FOURTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of October 12, 2006, by and among Swift Foods Company, a Delaware corporation (the “Company”), and Danny Herron (“Executive”).
RECITALS
     WHEREAS, the Company and Executive are parties to the Executive Employment Agreement, dated May 20, 2002, as amended by that certain First Amendment to Executive Employment Agreement, dated July 12, 2002, and that certain Second Amendment to Executive Employment Agreement, dated November 3, 2004, each as attached hereto as Exhibit A (as so amended, the “Employment Agreement”) and that certain Third Amendment to Executive Employment Agreement, dated November 16, 2005 (collectively, the “Amended Employment Agreement”);
     WHEREAS, capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Employment Agreement;
     WHEREAS, because the parties have mutually determined that Executive’s employment with the Company and its affiliates should be terminated, Executive has announced his resignation of his employment with the Company and its affiliates, and in contemplation of Executive’s termination of employment with the Company and its affiliates, the Amended Employment Agreement is being amended to reflect certain agreements regarding such termination and Executive’s post-termination role with the Company; and
     WHEREAS, this Amendment amends and restates the Third Amendment to Executive Employment Agreement, dated November 16, 2005 in its entirety.
AGREEMENT
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1. Transition Period; Termination of Employment. The parties hereby represent and warrant that prior to the Termination Date (as defined below), Executive’s employment relationship with the Company and its affiliates was pursuant to and governed solely by the Amended Employment Agreement. As of February 20, 2006, Executive’s duties as the Company’s Chief Financial Officer terminated (the “Termination Date”). In consideration of the benefits to be received by Executive pursuant to the terms of this Amendment, Executive agrees to provide the Consulting Services (as defined in paragraph 8) to the Company as requested until the earlier of (a) November 19, 2006 or (b) the 60th day following the date on which a permanent successor to Executive reports for employment with the Company in Greeley, Colorado (either such date, the “Consulting Termination Date”) in accordance with the provisions of paragraph 8. In addition, effective as of the Termination Date, any and all of Executive’s other appointments and positions (including positions as a director) that he may hold with the Company or any of its affiliates terminated. Executive agrees to execute all further documents that the Company may reasonably request of him to effectuate such terminations.
2. Transition Consideration. In consideration of Executive’s agreement to provide the Consulting Services to the Company in accordance with paragraph 8, the Company shall cause to be paid to Executive the following consideration:
          (a) Executive shall continue to be paid his current Annual Base Salary in accordance with the customary payroll practices of the Company until the Consulting Termination Date;
          (b) Until the Consulting Termination Date, Executive shall continue to be entitled to receive, or participate in, as applicable, all elements and items of compensation set forth in subparagraph 2(b) of the Employment Agreement, including without limitation, all Investment Plans, Welfare Plans, perquisites, vacation days, and expense reimbursement, except that Executive shall not be entitled to any Bonuses under subparagraph 2(b)(ii) and the Annual Base Salary shall be paid in the manner set forth in subparagraph 2(a) above.
3. Termination Consideration.
          (a) Cash Payments. In connection with Executive’s termination of employment, the Company shall cause to be paid to Executive the following consideration:
          (i) $490,000 payable in two equal lump-sum payments by the close of business on the third business day following the Reaffirmation Date (as defined in paragraph 14) and such other date as may be specified by Executive (but in no event later than January 31, 2007);
          (ii) an amount equal to the full amount of the Accrued Obligations (including 55 days of unused vacation) by the close of business on the third business day following the Reaffirmation Date, or at the Executive’s option, on the lump-sum payment date(s) specified in subparagraph (i) above; and
          (iii) an amount equal to the Accrued Investments, payable in accordance with the terms and conditions of the Investment Plans.
          (b) Participation in Medical Insurance Plan. In connection with Executive’s termination of employment, for a period of 12 months commencing on the Consulting Termination Date, Executive (and members of his family) shall be entitled to continue their participation in the Company’s medical insurance plan (in accordance with the terms of such plan and on the same basis as Executive participated in such plan immediately prior to the Consulting Termination Date); provided that Executive shall be responsible for the cost of premiums for coverage under such plan that would have been payable by Executive had he remained an employee of the Company during the period of coverage, and the Company shall be entitled to deduct the amount of such premiums from the amounts otherwise payable to Executive pursuant to the terms hereof. This period shall not be credited against any period for which Executive and/or members of his family are entitled to continuation coverage under

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Section 4980B of the Internal Revenue Code of 1986, as amended, and Sections 601-609 of the Employee Retirement Income Security Act of 1974, as amended.
4. Stock Options.
          (a) General. Executive hereby represents and warrants that, except for the stock option agreements attached hereto as Exhibit B (the “Option Agreements”), he is not a party to any stock option, stock appreciation right or similar agreement granting Executive the right to acquire or benefit from the appreciation in value of capital stock of the Company or any of its affiliates.
          (b) Vesting. On the day following the Reaffirmation Date (assuming no revocation of this Amendment by Executive), all of Executive’s options issued under the Option Agreements and the plans pursuant to which such options were issued that are not then vested shall be vested in full. Executive shall be permitted to exercise, in accordance with the terms of the options, any and all such rights until the earlier of (i) the date the option would otherwise expire in accordance with its terms, (ii) the 270th day after a Qualifying Public Offering or (iii) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which the option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (c) Consent to Assignment of Executive Options. The Company hereby consents to the assignment of 312,500 of the Executive Options (September 19, 2002 Grant Date) to the spouse of Executive in connection with Executive’s marriage dissolution, subject to the execution and delivery of documentation of such assignment satisfactory to the Company as contemplated by the Non-Qualified Stock Option Agreement evidencing such Executive Option and the Company’s 2002 Stock Option Plan. The terms of such Executive Options shall be subject to the terms of such Non-Qualified Stock Option Agreement, the Company’s 2002 Stock Option Plan and provisions of this Amendment relating to such Executive Options.
          (d) Waiver of Purchase Rights. Subject to Executive’s performance of his obligations under paragraph 2 above, the Company hereby waives any rights to purchase any Executive Options, any shares of Common Stock of the Company issued upon the exercise of any Executive Options and any Common Stock of the Company held by Executive pursuant to the terms of any Executive Options or that certain Stockholders Agreement dated as of September 19, 2002 among HMTF Rawhide, L.P., ConAgra Foods, Inc., Hicks, Muse, Tate & Furst Incorporated, the Company and the other individuals named therein, as amended (the “Stockholders Agreement”).
5. Taxes. The payments to Executive hereunder shall be subject to applicable federal, state and local withholding taxes. Executive agrees that, to the extent that any individual federal or state taxes of any kind may be due as a result of any such payment to Executive, Executive shall be solely responsible for such taxes and will indemnify, defend, and hold harmless the Company in the event there is any claim against the Company for such taxes.

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6. General Release. The Company’s obligations under paragraph 3 are subject to the execution, delivery and non-revocation of a General Release in the form attached as Exhibit C (the “Release”).
7. Cooperation. Executive agrees to cooperate with the Company as reasonably requested by the Company by responding to questions, attending depositions, administrative proceedings and court hearings, executing documents, and cooperating with the Company and its accountants and legal counsel with respect to legal and intellectual property matters, business issues, and/or claims, administrative or arbitral proceedings and litigation of which he has or is believed to have personal or corporate knowledge. Executive further agrees, except as required by subpoena or other applicable legal process (after the Company has been given reasonable notice and opportunity to seek relief from such subpoena or other legal process), to maintain, in strict confidence, any information of which he has knowledge regarding current and/or future claims, administrative or arbitral proceedings and litigation. Executive agrees, except as required by subpoena or other applicable legal process (after the Company has been given reasonable notice and opportunity to seek relief from such requirement), not to communicate with any party(ies), their legal counsel or others adverse to the Company in any such claims, administrative or arbitral proceedings or litigation except through the Company’s designated legal counsel. Executive also shall make himself available at reasonable times and upon reasonable notice to answer questions or provide other information within his possession and requested by the Company relating to the Company, its affiliates and/or their respective operations in order to facilitate the smooth transition of Executive’s duties to his successor.
8. Consulting Arrangement.
          (a) Consulting Services. Effective as of the Termination Date the Company retains Executive to render such transitional consulting and advisory services (the “Consulting Services”) as the Company may reasonably request from time to time during the Consulting Period (as defined in paragraph 8(b)) concerning all aspects of the Company’s business, including, but not limited to, consulting regarding operational matters, employee relations and strategic plans. Executive hereby accepts such engagement and agrees to perform such services for the Company upon the terms and conditions set forth herein. Notwithstanding anything herein to the contrary, the retention of Executive to provide the Consulting Services, and Executive’s acceptance of such engagement, shall be only by the mutual agreement of the Company and Executive on the Termination Date and otherwise on the terms contained in this paragraph 8; provided, however, if the parties cannot reach such mutual agreement, the Consulting Termination Date shall not change and Executive shall be paid compensation for the Consulting Services during the Consulting Period as set forth in paragraph 2. Executive will perform the Consulting Services at such times and places as the Company’s Chief Executive Officer or his designee, from time to time, shall reasonably request. The Company shall, in accordance with the Company’s normal expense reimbursement policy, reimburse Executive for reasonable documented out-of-pocket expenses authorized in advance by the Company that Executive incurs in the course of providing the Consulting Services. During the Consulting Period, Executive shall continue to be an employee of the Company. Unless otherwise specifically authorized by this Amendment or any other agreement between the Company and Executive, during the Consulting Period, Executive shall have no authority to transact any

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business or make any representations or promises in the name of the Company or its affiliates and shall not hold himself out to be an officer or senior executive of the Company.
          (b) Term. Unless terminated at an earlier date in accordance with subparagraph (c) of this paragraph 8, the term of the consulting arrangement shall be for the period commencing as of the Termination Date and ending at 5:00 p.m., Central Time, on the Consulting Termination Date (the “Consulting Period”).
          (c) Termination of Consulting Arrangement. Notwithstanding any contrary provision contained elsewhere in this Amendment, this paragraph 8 and the consulting arrangement created by this paragraph 8 between the Company and Executive shall terminate automatically upon the death of Executive. Executive may terminate the consulting agreement in the event of a breach by the Company of its obligations under this Amendment which remains uncured 15 days after written notice thereof is received by the Company. Upon a termination of the consulting arrangement set forth in this paragraph 8, neither of the parties hereto shall have any further duty or obligation under this paragraph 8; provided, however, that termination of the consulting arrangement shall not affect the duties and obligations set forth in the other sections of this Amendment or the applicable sections of the Employment Agreement, including, without limitation, paragraph 2 of this Amendment and paragraph 9 of the Employment Agreement.
9. Non-Disparagement. Executive and the Company each agrees to refrain from engaging in any conduct, or from making any comments or statements, that have the purpose or effect of harming the reputation or goodwill of Executive, on the one hand, or the Company or any of its affiliates on the other hand.
10. Injunctive Relief. Executive hereby expressly acknowledges that any breach or threatened breach by him of any of his obligations set forth in paragraphs 7 and 9 of this Amendment and paragraphs 6 and 9 of the Employment Agreement may result in significant and continuing injury and irreparable harm to the Company, the monetary value of which would be impossible to establish. Therefore, Executive agrees that the Company shall be entitled to injunctive relief in a court of appropriate jurisdiction with respect to such provisions. Such injunctive remedies shall not be deemed the exclusive remedies, but shall be in addition to all remedies available at law or in equity to the Company, including, without limitation, the recovery of damages from Executive and Executive’s agents. Further, if Executive violates the covenants and restrictions herein and the Company brings legal action for injunctive or other equitable relief, Executive agrees that the Company shall not be deprived of the benefit of the full period of the restrictive covenant, as a result of the time involved in obtaining such relief. Accordingly, Executive agrees that the provisions in this paragraph shall have a duration determined pursuant to paragraph 9 of the Employment Agreement, computed from the date the relief is granted. Executive also hereby waives any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief. The parties further agree that this provision is a material inducement to the Company to enter into this Amendment.
11. Mail. The Company may open and answer, and authorize others to open and answer, all mail communications and other correspondence addressed to Executive relating to the Company or any of its affiliates or to Executive’s employment with the Company or any of its affiliates, and Executive shall promptly refer to the Company all inquiries, mail communications, and

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correspondence received by him relating to the Company or any of its affiliates or to Executive’s employment with the Company or any of its affiliates. If any such mail, communications or correspondence received by the Company includes any threat of any claim against Executive personally, the Company shall promptly notify Executive thereof. The Company will promptly forward to Executive any of Executive’s personal mail, communications or correspondence received by the Company, unopened to the extent it is reasonably ascertained to be of a personal nature.
12. Indemnification. EXECUTIVE AGREES, WARRANTS, AND REPRESENTS TO THE COMPANY THAT EXECUTIVE HAS FULL EXPRESS AUTHORITY TO RELEASE AND SETTLE ALL CLAIMS THAT ARE THE SUBJECT OF THE RELEASE ATTACHED AS EXHIBIT C OF THIS AMENDMENT AND THAT EXECUTIVE HAS NOT GIVEN OR MADE ANY ASSIGNMENT TO ANYONE, INCLUDING EXECUTIVE’S FAMILY OR LEGAL COUNSEL, OF ANY SUCH CLAIMS AGAINST ANY PERSON OR ENTITY ASSOCIATED WITH OR ANY COMPANY PARTIES. TO THE EXTENT THAT ANY SUCH CLAIMS MAY BE BROUGHT BY PERSONS OR ENTITIES CLAIMING BY, THROUGH OR UNDER EXECUTIVE, HIS RESPECTIVE HEIRS, SUCCESSORS, OR ASSIGNS, THEN EXECUTIVE FURTHER AGREES TO INDEMNIFY, DEFEND, AND HOLD HARMLESS THE COMPANY OR ANY COMPANY PARTY, ITS AGENTS, AND ITS SUCCESSORS FROM ANY LAWSUIT OR OTHER PROCEEDING, JUDGMENT, OR SETTLEMENT ARISING FROM SUCH CLAIMS. EXECUTIVE FURTHER HEREBY ASSIGNS TO THE COMPANY ALL CLAIMS RELEASED BY EXECUTIVE PURSUANT TO THE RELEASE ATTACHED AS EXHIBIT C OF THIS AMENDMENT.
13. No Right to Additional Compensation. Except as provided in this Amendment, the Employment Agreement as amended hereby, and in the Executive Options, neither the Company nor any of its predecessors, parents, successors, assigns or affiliates shall have any further obligation to Executive in connection with the Employment Agreement or Executive’s employment by the Company or any of its affiliates, including, but not limited to, severance, compensation (including but not limited to deferred compensation, employment contracts, stock options, bonuses and commissions), health insurance, life insurance, disability insurance, club dues, vehicle allowances, company plane privileges, vacation pay, sick pay and any similar obligations.
14. Revocation. Executive acknowledges and agrees that he has 21 days following the Consulting Termination Date to consider the execution and delivery of the Release, although he may sign the Release earlier. The parties agree that any change to this Amendment, whether material or immaterial, shall not restart the running of this 21 day period, which the parties agree begins upon the Consulting Termination Date. Upon execution of the Release, Executive will have 7 days to revoke the Release by delivery of a written notice to the Company. The Release shall not become effective or enforceable, the consideration set forth in paragraph 3 of this Amendment shall not be paid, and the vesting of options pursuant to paragraph 4 hereof shall not occur, until after the expiration of this 7 day period without revocation by Executive (the last day of such 7 day period being referred to herein as the “Reaffirmation Date”). At its option, the Company may require, as a condition of Executive receiving the consideration set forth in this Amendment, Executive to confirm in writing that he has not revoked this Amendment during the 7 day period. Executive’s acceptance of any of the consideration set forth in this Amendment

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shall constitute his acknowledgment that he did not revoke this Amendment during this 7 day period.
15. Employment Agreement. This Amendment amends and restates the Third Amendment to Executive Employment Agreement, dated November 16, 2005 in its entirety and replaces and supersedes in their entirety paragraphs 1, 3, 4, and 10 and subparagraph 2(a) of the Employment Agreement. Executive hereby acknowledges and affirms his agreement to the remaining provisions of the Employment Agreement, including, without limitation, paragraphs 6 (Confidential Information) and 9 (Non-Competition) of the Employment Agreement, provided however, that the term of Non-Competition shall be for a term of twelve months beginning on the expiration or termination of the Consulting Period. Executive also acknowledges and agrees that the consideration for his performance under paragraphs 6 and 9 of the Employment Agreement includes the consideration set forth in paragraph 3 of this Amendment and the waiver of the Company’s rights to purchase his options and shares of common stock pursuant to paragraph 4 of this Amendment. In the event of a conflict between the terms of the Employment Agreement that remain in effect and this Amendment, the terms of this Amendment shall control. For purposes of the provisions of the Employment Agreement that remain in effect, “Date of Termination” shall have the same meaning given to the term “Consulting Termination Date” in this Amendment.
16. Attorneys’ Fees. The Company shall pay the documented attorneys’ fees of Executive incurred in connection with the negotiation and execution of this Amendment in an amount not to exceed $5,000, with such payment to be made within 3 business days after delivery to the Company of appropriate documentation of such fees.
17. Charter Provisions; Directors’ and Officers’ Liability Insurance Policy. The Company agrees that it has not, as of the date hereof, amended the indemnification provisions included in its Certificate of Incorporation or amended or terminated its directors’ and officers’ liability insurance policy.
18. Technology Equipment. After the Consulting Termination Date, the Executive shall be entitled to retain the computer equipment and blackberry device previously issued to him by the Company; provided that all charges with respect to such equipment (e.g., monthly service charges) shall be the sole responsibility of Executive after the Consulting Termination Date.
19. Outplacement Assistance. Executive shall be entitled to participate in any outplacement assistance program that the Company may establish in its discretion until such time as Executive has accepted employment with another employer.
20. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.
21. Counterparts. This Amendment may be executed in two or more counterparts.
22. Advice to Consult with Attorney. Executive is advised to consult with an attorney prior to executing this Amendment.

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23. Survival. The terms and conditions of this Amendment shall survive the termination of Executive’s employment.
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     IN WITNESS WHEREOF, Executive has hereunto set Executive’s hand and the Company has caused this Amendment to be executed in its name on its behalf, all as of the day and year first above written.

EXECUTIVE

/s/ Danny Herron

By: Danny Herron

SWIFT FOODS COMPANY

By:	/s/ John W. Shandley

Name:	John W. Shandley
Title:	Senior Vice President—Human Resources
[SIGNATURE PAGE TO FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT]

EXHIBIT A
Employment Agreement
Exhibit A

EXECUTIVE EMPLOYMENT AGREEMENT
     THIS EXECUTIVE EMPLOYMENT AGREEMENT (the “Agreement”) is made and entered into as of the 20th day of May by and between S&C Holdco, Inc. (to be renamed Swift & Company), a Delaware corporation (together with its successors and assigns permitted hereunder, the “Company”), and Danny Herron (the “Executive”).
     WHEREAS, ConAgra Foods, Inc., a Delaware corporation (“CAGCO”), HMTF Rawhide, L.P., a Delaware limited partnership (“Acquisition LP”), and the Company have entered into an agreement of even date herewith (the “Acquisition Agreement”) pursuant to which the Company has agreed to acquire (the “Acquisition”) the fresh beef, pork, and lamb businesses owned by CAGCO and certain related cattle feeding operations (the “Businesses”);
     WHEREAS, the Executive has been employed by CAGCO in connection with the Businesses;
     WHEREAS, the Company and the Executive desire that the Executive’s employment in connection with the Businesses continue after the consummation of the Acquisition; and
     WHEREAS, the parties hereto deem it desirable for the Company to employ the Executive on the terms and conditions set forth herein.
     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:
     1. Employment Period. Subject to Section 3, the Company hereby agrees to employ the Executive, and the Executive hereby agrees to be employed by the Company, in accordance with the terms and provisions of this Agreement, for the period commencing as of the date of consummation of the Acquisition and ending on the fourth anniversary date of the consummation of the Acquisition (the “Employment Period”); provided, however, that commencing on such anniversary date of the consummation of the Acquisition, and on each anniversary of such date occurring thereafter, the Employment Period shall automatically be extended for one additional year unless at least six months prior to the ensuing expiration date (but no more than 12 months prior to such expiration date), the Company or the Executive shall have given written notice that it or he, as applicable, does not wish to extend this Agreement (a “Non-Renewal Notice”). The term “Employment Period,” as utilized in this Agreement, shall refer to the Employment Period as so automatically extended.
     2. Terms of Employment.
          (a) Position and Duties.
               (i) During the term of the Executive’s employment, the Executive shall serve as the Chief Financial Officer and Vice President Finance & Controls of the Company and, in so doing, shall report to the Chief Executive Officer of the Company (the “CEO”). The Executive shall have supervision and control over, and responsibility for, such management and operational functions of the Company currently assigned to such positions, and shall have such other powers and duties (including holding officer positions with the Company and one or more subsidiaries of the Company) as may from time to time be prescribed by the

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CEO and agreed to by the Executive, so long as such powers and duties are reasonable and customary for the chief financial officer and vice president of finance and controls of an enterprise or division comparable to the Company.
               (ii) During the term of the Executive’s employment, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote substantially all of his business time to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive’s reasonable best efforts to perform faithfully, effectively and efficiently such responsibilities. During the term of Executive’s employment, it shall not be a violation of this Agreement for the Executive to (1) serve on corporate, civic or charitable boards or committees, (2) deliver lectures or fulfill speaking engagements and (3) manage personal investments, so long as such activities do not materially interfere with the performance of the Executive’s responsibilities as an employee of the Company in accordance with this Agreement.
          (b) Compensation.
               (i) Base Salary. During the term of the Executive’s employment, the Executive shall receive an annual base salary (“Annual Base Salary”), which shall be paid in accordance with the customary payroll practices of the Company, at least equal to $250,000. Commencing on the first day (the “First Date”) of the month in the month beginning after the first anniversary date of this Agreement, and on each subsequent anniversary date of the First Date as long as the Executive remains an employee of the Company (the First Date and each subsequent anniversary of the First Date being herein referred to as an “Adjustment Date”), the Annual Base Salary of the Executive shall be increased by an amount equal to five percent (5%) of the then current Annual Base Salary or such greater amount as the Board of Directors of the Company (the “Board”) in its discretion may determine appropriate. The result of such increase to the then current Annual Base Salary shall constitute the Executive’s Annual Base Salary commencing on the Adjustment Date then at hand and continuing until the next Adjustment Date. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. The term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased.
               (ii) Bonuses. The Executive shall be eligible to receive an annual performance bonus (a “Bonus”) in accordance with the provisions of Exhibit A. For each fiscal year of the Company, the Board shall approve a budget which shall include, among other things, a target for the items set forth on Exhibit A hereto for that year. A portion of the Executive’s Bonus shall be based upon the Company’s achievement of such targets in accordance with the guidelines set forth on Exhibit A hereto. The Bonus shall be payable on the first day of the first calendar month after the determination of the Company’s EBITDA (as defined in Exhibit A).
               (iii) Incentive, Savings and Retirement Plans. During the term of the Executive’s employment, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to other executives of the Company (“Investment Plans”).

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               (iv) Welfare Benefit Plans. During the term of the Executive’s employment, the Executive and/or the Executive’s family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs (“Welfare Plans”) provided by the Company (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other executives of the Company.
               (v) Perquisites. During the term of the Executive’s employment, the Executive shall be entitled to receive (in addition to the benefits described above) such perquisites and fringe benefits appertaining to his position in accordance with any practice established by the Board. Executive shall be furnished with all such facilities and services suitable to his position and adequate for the performance of his duties.
               (vi) Expenses. During the term of the Executive’s employment, the Executive shall be entitled to receive prompt reimbursement for all reasonable employment expenses incurred by the Executive in accordance with the policies, practices and procedures of the Company.
               (vii) Vacation and Holidays. During the term of the Executive’s employment, the Executive shall be entitled to four weeks of paid vacation time each year in addition to those days designated as paid holidays in accordance with the plans, policies, programs and practices of the Company for its executive officers. Unused vacation time shall carry over to the next year. Any unused vacation time shall be paid in a cash lump sum payment promptly after the Date of Termination, pursuant to Section 4(a)(i).
               (viii) Stock Options. In addition to any benefits the Executive may receive pursuant to paragraph 2(b)(iii), as may be determined appropriate by the Board, the Company may, from time to time, grant Executive stock options (the “Executive Options”) exercisable for shares of capital stock of the Company and, subject to the terms of this Agreement, such Executive Options shall have such terms and provisions as may be determined appropriate by the Board. Upon the closing of the Acquisition, the Company will grant Executive Options in accordance with the terms of Exhibit B hereto and under a stock option plan to be adopted upon such closing.
     3. Termination of Employment.
          (a) Death or Disability. The Executive’s employment shall terminate automatically upon the Executive’s death during the Employment Period. If the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), the Company may give to the Executive written notice in accordance with Section 11(b) of its intention to terminate the Executive’s employment. In such event, the Executive’s employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the “Disability Effective Date”), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive’s duties. For purposes of this Agreement, “Disability” shall mean the Executive’s inability to perform his duties and obligations hereunder for a period of 180 consecutive days

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due to mental or physical incapacity as determined by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive’s legal representative (such agreement as to acceptability not to be withheld unreasonably).
          (b) Cause. The Company may terminate the Executive’s employment during the Employment Period for Cause or without Cause. For purposes of this Agreement, “Cause” shall mean (i) a breach by the Executive of the Executive’s obligations under Section 2(a) (other than as a result of physical or mental incapacity) which constitutes a continued material nonperformance by the Executive of his obligations and duties thereunder, as reasonably determined by the Board, and which is not remedied within 30 days after receipt of the written notice from the Board provided for in the next sentence specifying such breach, (ii) commission by the Executive of an act of fraud upon, or willful misconduct toward, the Company, as reasonably determined by a majority of the disinterested members of the Board (neither the Executive nor members of his family being deemed disinterested for this purpose), (iii) a material breach by the Executive of Section 6 or Section 9, (iv) the conviction of the Executive of any felony (or a plea of nolo contendere thereto); or (v) the failure of the Executive to carry out, or comply with, in any material respect any directive of the Board consistent with the terms of this Agreement, which is not remedied within 30 days after receipt of the written notice from the Board provided for in the next sentence. Notwithstanding the foregoing, no act or omission shall constitute “Cause” for purposes of this Agreement unless the Board provides Executive (x) written notice clearly and fully describing the particular acts or omissions which the Board reasonably believes in good faith constitutes “Cause;” (y) an opportunity, within 30 days following his receipt of such notice, to meet in person with the Board to explain or defend the alleged acts or omissions relied upon by the Board and, to the extent practicable, to cure such acts or omissions; and (z) a copy of a resolution duly adopted by a majority of the Board (excluding Executive) finding that in the good faith opinion of the Board, Executive committed the alleged acts or omissions and that they constitute grounds for Cause hereunder. The Executive shall have the right to contest a determination of Cause by the Company by requesting arbitration in accordance with the terms of Section 11(j) hereof.
For purposes of this Agreement, “without Cause” shall mean a termination by the Company of the Executive’s employment during the Employment Period for any reason other than a termination based upon Cause, death or Disability, including pursuant to a Board Determination (as defined in Section 4(b)).
          (c) Good Reason. The Executive’s employment may be terminated during the Employment Period by the Executive for Good Reason or without Good Reason; provided, however, that the Executive agrees not to terminate his employment for Good Reason unless (i) the Executive has given the Company at least 30 days’ prior written notice of his intent to terminate his employment for Good Reason, which notice shall specify the facts and circumstances constituting Good Reason, and (ii) the Company has not remedied such facts and circumstances constituting Good Reason within such 30-day period. For purposes of this Agreement, “Good Reason” shall mean:
               (i) the assignment to the Executive of any duties inconsistent in any respect with the Executive’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 2(a) or any other action by the

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Company which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive (without limiting the foregoing, the Company and the Executive agree that the delegation of the authority, duties or responsibilities of the Executive to another person or persons, including any committee, shall be deemed to be an action by the Company which results in a material diminution in the Executive’s position, authority, duties, or responsibilities as contemplated by Section 2(a)), provided, however, that Good Reason may not be asserted by the Executive under this clause (i) of Section 3(c) after a Non-Renewal Notice has been given by either the Company or the Executive;
               (ii) any termination or material reduction of a material benefit under any Investment Plan or Welfare Plan in which the Executive participates unless (1) there is substituted a comparable benefit that is economically substantially equivalent to the terminated or reduced benefit prior to such termination or reduction or (2) benefits under such Investment Plan or Welfare Plan are terminated or reduced with respect to all then existing senior executives of the Company previously granted benefits thereunder;
               (iii) any failure by the Company to comply with any of the provisions of Section 2(b), other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;
               (iv) any failure by the Company to comply with and satisfy Section 8(c), provided that such successor has received at least ten days prior written notice from the Company or the Executive of the requirements of Section 8(c);
               (v) the relocation or transfer of the Executive’s principal office to a location more than 20 miles from the Company’s current executive offices as such are maintained on the date hereof in the city of Greeley, Colorado; or
               (vi) without limiting the generality of the foregoing, any material breach by the Company or any of its subsidiaries or other affiliates (as defined below) of (1) this Agreement or (2) any other agreement between the Executive and the Company or any such subsidiary or other affiliate, which material breach is not remedied by the Company promptly after receipt of notice thereof given by the Executive.
     As used in this Agreement, “affiliate” means, with respect to a person, any other person controlling, controlled by or under common control with the first person; the term “control,” and correlative terms, means the power, whether by contract, equity ownership or otherwise, to direct the policies or management of a person; and “person” means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.
          (d) Notice of Termination. Any termination by the Company for Cause or without Cause, or by the Executive for Good Reason or without Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with

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Section 11(b). For purposes of this Agreement, a “Notice of Termination” means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive’s employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall not be more than 15 days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company hereunder or preclude the Executive or the Company from asserting such fact or circumstance in enforcing the Executive’s or the Company’s rights hereunder.
          (e) Date of Termination. “Date of Termination” means (i) if the Executive’s employment is terminated by the Company for Cause, or by the Executive for Good Reason or without Good Reason, the date of receipt of the Notice of Termination or any later date specified therein pursuant to Section 3(d), as the case may be, (ii) if the Executive’s employment is terminated by the Company other than for Cause, the date on which the Company notifies the Executive of such termination or any later date specified therein pursuant to Section 3(d), as the case may be, (iii) if the Executive’s employment is terminated by reason of death or Disability, the date of death of the Executive or the Disability Effective Date, as the case may be, and (iv) if the Executive’s employment terminates due to the giving of a Non-Renewal Notice, the last day of the Employment Period.
     4. Obligations of the Company upon Termination.
          (a) Good Reason; Other Than for Cause, Death or Disability. If, during the Employment Period, the Company shall terminate the Executive’s employment other than for either Cause or Disability or the Executive shall terminate his employment for Good Reason, and the termination of the Executive’s employment in any case is not due to his death or Disability:
               (i) The Company shall pay to the Executive in a lump sum in cash within ten days after the Date of Termination the aggregate of the following amounts: (1) the sum of the Executive’s Annual Base Salary through the Date of Termination to the extent not theretofore paid and any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and any accrued vacation pay (“Accrued Obligations”); (2) an amount equal to two times the Executive’s then current Annual Base Salary; (3) an amount equal to the greater of either fifty percent (50%) of (a) the maximum annual Bonus (excluding any “stretch” amounts as described on Exhibit A) that the Executive could have earned over the remainder of the Employment Period (assuming that a Non-Renewal Notice would be timely given by the Company prior to the next ensuing expiration date of the Employment Period) or (b) the highest Bonus paid hereunder to the Executive prior to the Date of Termination multiplied by the number of complete, and prorated for any partial, fiscal years remaining in the Employment Period (assuming that a Non-Renewal Notice would be timely given by the Company prior to the next ensuing expiration date of the Employment Period); and (4) any amount arising from Executive’s participation in, or benefits under, any Investment Plans (“Accrued Investments”), which amounts shall be payable in accordance with the terms and conditions of such Investment Plans. Notwithstanding anything to the contrary contained herein, for purposes of clauses 3(a)

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and (b) of the preceding sentence, if the Date of Termination occurs (x) during the first year of the Employment Period, the Employment Period shall be deemed to end two years from the end of the year in which the Date of Termination occurs, (y) during the second year of the Employment Period, the Employment Period shall be deemed to end one year from the end of the year in which the Date of Termination occurs, and (z) during the third or any subsequent year, the Employment Period shall be deemed to end at the end of the year in which the Date of Termination occurs.
               (ii) Except as otherwise provided in Section 4(d), the Executive (and members of his family) shall be entitled to continue their participation in the Company’s Welfare Plans for a period of 12 months from the Date of Termination. This period shall be credited against any period for which the Executive and/or members of his family are entitled to continuation coverage under Section 4980B of the Internal Revenue Code of 1986, as amended, and Sections 601-609 of the Employee Retirement Income Security Act of 1974, as amended.
               (iii) Notwithstanding the terms or conditions of any Executive Option, stock appreciation right or similar agreements between the Company and the Executive, the Executive shall vest, as of the Date of Termination, in all rights under such agreements (i.e., Executive Options that would otherwise vest after the Date of Termination) and thereafter shall be permitted to exercise, in accordance with the terms of the Executive Options, any and all such rights until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering (as defined in that certain Stock Option Agreement of even date herewith between the Company and Executive), the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto; provided, however, the provisions of this clause (iii) of this Section 4(a) shall not apply to a termination of the Executive’s employment during the Employment Period that is made by the Company pursuant to a Board Determination.
          (b) Board Determination. If the Executive’s employment is terminated by the Company pursuant to a Board Determination during the Employment Period, the Executive shall be entitled to receive the benefits specified in Sections 4(a)(i) and 4(a)(ii) of this Agreement. Further, notwithstanding the terms or conditions of any Executive Option, stock appreciation rights or similar agreement between the Executive and the Company, all unvested Executive Options and unvested stock appreciation rights or similar agreements shall be forfeited and the Executive shall not vest, as of the Date of Termination or otherwise, in any rights under such unvested Executive Options, stock appreciation rights or similar agreements that are unvested immediately prior to the Date of Termination and thereafter shall be permitted to exercise, in accordance with the terms of the Executive Options, only those rights that were otherwise vested immediately prior to the Date of Termination until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar

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transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto. For purposes of this Agreement, a “Board Determination” shall mean a determination by the Board (which is evidenced by one or more written resolutions to such effect) (i) to terminate the Executive’s employment during the Employment Period based upon the Board’s dissatisfaction with the manner in which the Executive has performed his obligations and duties under Section 2(a) and (ii) that Good Cause does not exist as a basis for such termination. Notwithstanding the foregoing, no act or omission shall constitute or be the basis for a termination based upon a Board Determination unless the Board provides the Executive (a) written notice of its intention to terminate Executive’s employment pursuant to a Board Determination, and (b) an opportunity, within 30 days following the Executive’s receipt of such notice, to meet in person with the Board to explain or defend his performance to the Board.
          (c) Death or Disability. If the Executive’s employment is terminated by reason of the Executive’s death or Disability during the Employment Period, the Company shall pay to his legal representatives (i) in a lump sum in cash within ten days after the Date of Termination the aggregate of the following amounts: (A) an amount equal to the Executive’s then current Annual Base Salary or Two Hundred Fifty Thousand Dollars ($250,000), whichever is greater; and (B) the Accrued Obligations; and (ii) the Accrued Investments which shall be payable in accordance with the terms and conditions of the Investment Plans. In addition, the members of the Executive’s family shall be entitled to continue their participation in the Company’s Welfare Plans for a period of 12 months after the Date of Termination. Further, notwithstanding the terms or conditions of any Executive Option, stock appreciation right or similar agreements between the Company and the Executive, the Executive shall vest, as of the Date of Termination, in all rights under such agreements (i.e., Executive Options that would otherwise vest after the Date of Termination) and thereafter his legal representative shall be permitted to exercise, in accordance with the terms of the Executive Options, any and all such rights until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto. The Company shall have no further payment obligations to the Executive or his legal representatives under this Agreement.
          (d) Cause; Other than for Good Reason. If the Executive’s employment shall be terminated by the Company for Cause or by the Executive without Good Reason during the Employment Period, the Company shall have no further payment obligations to the Executive other than for payment of Accrued Obligations, Accrued Investments (which shall be payable in accordance with the terms and conditions of the Investment Plans), and the continuance of benefits under the Welfare Plans to the Date of Termination (or later to the extent required by law). Further, notwithstanding the terms or conditions of any Executive Option, stock appreciation rights or similar agreement between the Executive and the Company, all unvested Executive Options and unvested stock appreciation rights or similar agreements shall be forfeited and the Executive shall not vest, as of the Date of Termination or otherwise, in any rights under such Executive Options, stock appreciation rights or similar agreements that are unvested

8

immediately prior to the Date of Termination and thereafter shall be permitted to exercise, in accordance with the terms of the Executive Options, only those rights that were otherwise vested immediately prior to the Date of Termination until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (e) If pursuant to the terms and provisions of the Company’s Welfare Plans the Executive (or members of his family) are not eligible to participate in the Company’s Welfare Plans because the Executive is no longer an employee of the Company, then the Company may fulfill its obligations under Section 4(a)(ii), Section 4(b) or Section 4(c), as applicable, by either providing to the Executive (or his legal representatives), or reimbursing the Executive (or his legal representatives) for the costs of, benefits substantially similar to the benefits provided by the Company to its senior management under its Welfare Plans as such may from time to time exist after the Date of Termination.
     5. Full Settlement, Mitigation. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Executive obtains other employment. Neither the Executive nor the Company shall be liable to the other party for any damages in addition to the amounts payable under Section 4 arising out of the termination of the Executive’s employment prior to the end of the Employment Period; provided, however, that the Company shall be entitled to seek damages for any breach of Sections 6, 7 or 9 or criminal misconduct.
     6. Confidential Information.
          (a) The Executive acknowledges that the Company and their affiliates have trade, business and financial secrets and other confidential and proprietary information (collectively, the “Confidential Information”). As defined herein, Confidential Information shall not include information (i) that becomes generally available to the public other than as a result of a disclosure by Executive, (ii) that is rightfully available to Executive on a non-confidential basis from a source other than the Company (provided such source was not bound by a confidentiality agreement with the Company or otherwise prohibited from transmitting the information to Executive by a contractual, legal, or fiduciary obligation), or (iii) that is required to be disclosed by the Executive pursuant to a subpoena or court order, or pursuant to a requirement of a governmental agency or law of the United States of America or a state thereof or any governmental or political subdivision thereof; provided, however, that the Executive shall take all reasonable steps to prohibit disclosure pursuant to subsection (iii) above.
          (b) The Executive agrees (i) to hold such Confidential Information in confidence and (ii) not to release such information to any person (other than Company employees and other persons to whom the Company has authorized the Executive to disclose

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such information and then only to the extent that such Company employees and other persons authorized by the Company have a need for such knowledge).
          (c) The Executive further agrees not to use any Confidential Information for the benefit of any person or entity other than the Company.
          (d) As used in this Section 6, “Company” shall include the Company and any of its direct or indirect subsidiaries or affiliates.
     7. Surrender of Materials Upon Termination. Upon any termination of the Executive’s employment, the Executive shall immediately return to the Company all copies, in whatever form, of any and all Confidential Information and other properties of the Company and their affiliates which are in the Executive’s possession, custody or control.
     8. Successors.
          (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive’s legal representatives.
          (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. The Executive agrees that, on or after the closing of the Acquisition, the Company may assign this Agreement to any directly or indirectly owned subsidiary of the Company, in which event “Company” as used in this Agreement shall thereafter also mean such subsidiary (except where reference is made to stock options or other benefit plans that are not maintained by such subsidiary), and in connection with such assignment, such subsidiary shall expressly assume this Agreement.
          (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.
     9. Non-Competition.
          (a) The term of Non-Competition (herein so called) shall be for a term beginning on the date hereof and continuing until the second anniversary of the Date of Termination.
          (b) During the term of Non-Competition, the Executive will not (other than for the benefit of the Company pursuant to this Agreement), directly or indirectly, individually or as an officer, director, employee, shareholder, consultant, contractor, partner, joint venturer, agent, equity owner or in any capacity whatsoever, engage in any fresh meat or meat processing business (a “Competing Business”), located in the United States or Australia (the “Geographic

10

Area”), (ii) hire, attempt to hire, or contact or solicit with respect to hiring any employee of the Company, or (iii) divert or take away any customers of the Company in the Geographic Area. Notwithstanding the foregoing, the Company agrees that after the Date of Termination the Executive may be employed by, or perform services for, a person (as such term is defined in Subsection 3(c) above) whose business operations include a Competing Business provided that revenues from such Competing Business comprise less than fifty percent (50%) of the total revenues of such person at the time the Executive is initially employed or begins to perform services for such person, so long as Executive does not personally render advice to, perform any services for, or otherwise participate in, such Competing Business operations of such person. Notwithstanding the foregoing, the Company agrees that the Executive may own less than five percent of the outstanding voting securities of any publicly traded company that is a Competing Business so long as the Executive does not otherwise participate in such competing business in any way prohibited by the preceding sentence.
          (c) During the term of Non-Competition, the Executive will not use the Executive’s access to, knowledge of, or application of Confidential Information to perform any duty for any Competing Business; it being understood and agreed to that this Section 9(c) shall be in addition to and not be construed as a limitation upon the covenants in Section 9(b) hereof.
          (d) The Executive acknowledges that the geographic boundaries, scope of prohibited activities, and time duration of the preceding paragraphs are reasonable in nature and are no broader than are necessary to maintain the confidentiality and the goodwill of the Company’s proprietary information, plans and services and to protect the other legitimate business interests of the Company.
          (e) As used in this Section 9, “Company” shall include the Company and any of its direct or indirect subsidiaries or affiliates.
     10. Effect of Agreement on Other Benefits. The existence of this Agreement shall not prohibit or restrict the Executive’s entitlement to full participation in the executive compensation, employee benefit and other plans or programs in which executives of the Company are eligible to participate.
     11. Miscellaneous.
          (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. Whenever the terms “hereof”, “hereby”, “herein”, or words of similar import are used in this Agreement they shall be construed as referring to this Agreement in its entirety rather than to a particular section or provision, unless the context specifically indicates to the contrary. Any reference to a particular “Section” or “paragraph” shall be construed as referring to the indicated section or paragraph of this Agreement unless the context indicates to the contrary. The use of the term “including” herein shall be construed as meaning “including without limitation.” This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

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          (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Executive:	Danny Herron
7211 Stadler Court
Fort Collins, Colorado 80528

With a copy to:	Terence P. Boyle, Esq.
Boyle Partnership, P.C.
1775 Sherman Street, Suite 1375
Denver, Colorado 80203

If to the Company:	Swift & Company
c/o HMTF Rawhide, L.P.
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention: Edward Herring

With a copy to:	Vinson & Elkins L.L.P.
3700 Trammell Crow Center
2001 Ross Avenue
Dallas, Texas 75201
Attention: Michael D. Wortley
or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.
          (c) If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a portion of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.
          (d) The Company shall use all commercially reasonably efforts to obtain and maintain a director’s and officer’s liability insurance policy during the term of the Executive’s employment covering the Executive on commercially reasonable terms, and the amount of coverage shall be reasonable in relation to the Executive’s position and responsibilities hereunder; provided, however, that such coverage may be reduced or eliminated to the extent that the Company reduces or eliminates coverage for its directors and executives generally.

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          (e) The Company may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.
          (f) The Executive’s or the Company’s failure to insist upon strict compliance with any provision of this Agreement, or the failure to assert any right the Executive or the Company may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.
          (g) The Executive acknowledges that money damages would be both incalculable and an insufficient remedy for a breach of Section 6 or 9 by the Executive and that any such breach would cause the Company irreparable harm. Accordingly, the Company, in addition to any other remedies at law or in equity it may have, shall be entitled, without the requirement of posting of bond or other security, to equitable relief, including injunctive relief and specific performance, in connection with a breach of Section 6 or 9 by the Executive.
          (h) The provisions of this Agreement constitute the complete understanding and agreement between the parties with respect to the subject matter hereof and the Executive acknowledges that, except as set forth on Exhibit C, the Company has no obligations with respect to any retention bonuses, stay bonuses or severance payments that the Executive may be entitled to as a result of the Acquisition or the consummation of the transactions contemplated by the Acquisition Agreement.
          (i) This Agreement may be executed in two or more counterparts.
          (j) In the event any dispute or controversy arises under this Agreement and is not resolved by mutual written agreement between the Executive and the Company within 30 days after notice of the dispute is first given, then, upon the written request of the Executive or the Company, such dispute or controversy shall be submitted to arbitration to be conducted in accordance with the rules of the American Arbitration Association. Judgment may be entered thereon and the results of the arbitration will be binding and conclusive on the parties hereto. Any arbitrator’s award or finding or any judgment or verdict thereon will be final and unappealable. All parties agree that venue for arbitration will be in Denver, Colorado, and that any arbitration commenced in any other venue will be transferred to Denver, Colorado, upon the written request of any party to this Agreement. All arbitrations will have three individuals acting as arbitrators: one arbitrator will be selected by the Executive, one arbitrator will be selected by the Company, and the two arbitrators so selected will select a third arbitrator. Any arbitrator selected by a party will not be affiliated, associated or related to the party selecting that arbitrator in any matter whatsoever. The decision of the majority of the arbitrators will be binding on all parties. The Company shall be responsible for paying its own and the Executive’s attorneys fees, costs and other expenses pertaining to any such arbitration and enforcement regardless of whether an arbitrator’s award or finding or any judgment or verdict thereon is entered against the Executive. The Company shall promptly (and in no event after ten days following its receipt from the Executive of each written request therefor) reimburse the Executive for his reasonable attorneys fees, costs and other expenses pertaining to any such arbitration and the enforcement thereof.

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          (k) Sections 4, 5, 6, 7, 8, 9 and 11 of this Agreement shall survive the termination of the Executive’s employment.
          (l) This Agreement shall automatically terminate on the termination of the Acquisition Agreement prior to the consummation of the Acquisition and may not be amended prior to the consummation of the Acquisition without the consent of Acquisition LP, which shall be deemed to be a third party beneficiary of this Agreement prior to the consummation of the Acquisition. Prior to the consummation of the Acquisition, Acquisition LP, on behalf of the Company, shall be entitled to terminate this Agreement without obligation on the part of the Company in the event of the Executive’s death or if the Executive becomes unable to perform his duties and obligations hereunder due to physical or mental incapacity as determined by a physician selected by Acquisition LP, on behalf of the Company, or by the Company’s insurers and such physician reasonably believes such incapacity will continue for a period of 180 days following the commencement thereof.
          (m) Except for the obligations of the Company set forth in Exhibit C hereto and as otherwise set forth in this Agreement, the Executive waives any and all rights to any retention bonus, stay bonus, or severance payments that he is otherwise legally entitled to receive from CAGCO or the Company or any of their respective affiliates.
[Remainder of this page intentionally left blank]

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     IN WITNESS WHEREOF, the Executive has hereunto set the Executive’s hand and, pursuant to the authorization from the Board, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

EXECUTIVE

/s/ Danny Herron

Danny Herron

S&C HOLDCO, INC. (to be renamed SWIFT & COMPANY)

/s/ Dwight J. Goslee

By: Dwight J. Goslee
Title: President

EXHIBIT A
Bonus Terms
     The Bonus that the Executive is eligible to receive each year under Section 2(b)(ii) of this Agreement shall be comprised 80% of an “EBITDA Target Bonus” and 20% of an “MBO Bonus.” The total annual bonus potential of Executive shall be no less than 50% of the Executive’s Annual Base Salary.
     1. EBITDA Target Bonus
     For the first fiscal year of the Company during the Employment Period the Executive’s EBITDA Target Bonus shall be calculated as follows:

	EBITDA Target	EBITDA Target
EBITDA Target (a) (b)	Bonus % (b)	Bonus Amount
$275,000,000	100%	$100,000
$245,000,000	90%	$90,000
$235,000,000	80%	$80,000
$220,000,000	70%	$70,000
Less than $220 Million	0	0

(a)	For each fiscal year of the Company after the expiration of the first fiscal year of the Company during the Employment Period, the Board of Directors of the Company shall make an annual determination of the Company’s EBITDA Target. Such determination shall be made in good faith with a reasonable basis and shall be consistent with the methodology used to establish the EBITDA Target in the Company’s annual budget. In no event shall the EBITDA Target exceed the prior year’s EBITDA Target by more than 10%.
     “EBITDA” shall be defined as the Company’s earnings before interest, taxes, depreciation, and amortization. EBITDA amounts shall be reduced by the applicable performance bonus amounts payable to the Executive and other members of the Company’s management team.
     The EBITDA Target shall be subject to proration if the first fiscal year of the Company is less than 12 months from the commencement of the Employment Period or for any subsequent partial fiscal years. In addition, the EBITDA Target shall be appropriately adjusted by the Board of Directors of the Company to reflect any divestitures of any divisions or material assets during any fiscal year.

Exhibit A-1

     For each fiscal year (a “Subject Year”) of the Company after the expiration of the first fiscal year of the Company during the Employment Period, the percentage of the EBITDA Target Bonus payable to the Executive (“EBITDA Target Bonus Percentage”) shall be equal to the percentage of the EBIDTA Target achieved by the Company during such Subject Year; provided, however, that no EBITDA Target Bonus shall be payable if the actual EBIDTA for such Subject Year is less than 70% of the EBITDA Target. The determination of whether the Company achieved the EBITDA Target shall be made in accordance with generally accepted accounting principles consistently applied by the independent certified public accountants of the Company, whose determination shall be final and binding.
(b)	The Executive and the Board of Directors of the Company shall negotiate in good faith appropriate “stretch” Bonus amounts payable upon achievement of EBITDA amounts in excess of 100% of the EBITDA Target.

2.	MBO Bonus
     The Executive’s maximum MBO Bonus shall be based upon achievement of objective criteria established in good faith by the Board of Directors.

Exhibit A-2

EXHIBIT B
Stock Options
     Upon the closing of the Acquisition, Executive will be granted options to purchase One Million Two Hundred Fifty Thousand (1,250,000) shares of common stock of the Company, pursuant to the Non-Qualified Stock Option Agreement (the “Stock Option Agreement”) which is attached hereto as portion of Exhibit B to the Agreement.
Exhibit B

THE SHARES ISSUABLE PURSUANT TO THIS AGREEMENT ARE SUBJECT TO AN OPTION TO REPURCHASE AND A RIGHT OF FIRST REFUSAL PROVIDED UNDER THE PROVISIONS OF THE COMPANY’S 2002 STOCK OPTION PLAN AND THIS AGREEMENT IS ENTERED INTO PURSUANT THERETO. COPIES OF THE PLAN ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
SWIFT FOODS COMPANY
2002 STOCK OPTION PLAN
NON-QUALIFIED STOCK OPTION AGREEMENT
September 19, 2002
Danny Herron
c/o Swift Foods Company
1770 Promontory Circle
Greeley, Colorado 80634
Re: Grant of Stock Option
Dear Danny:
     The Board of Directors of Swift Foods Company (the “Company”) has adopted the Company’s 2002 Stock Option Plan (the “Plan”) for certain individuals, directors and key employees of the Company and its Related Entities. A copy of the Plan is being furnished to you concurrently with the execution of this Option Agreement and shall be deemed a part of this Option Agreement as if fully set forth herein.
     The terms and provisions of that certain employment agreement between you and the Company, dated as of May 20, 2002 (together with any successor or replacement agreement, the “Employment Agreement”), that relate to or affect the Option are incorporated herein by reference. Terms not defined herein that are defined in the Employment Agreement shall have the respective meanings set forth in the Employment Agreement. Terms not defined herein that are not defined in the Employment Agreement shall have the respective meanings set forth in the Plan. In the event of any conflict or inconsistency between the terms and conditions of this Option Agreement and the terms and conditions of the Employment Agreement, the terms and conditions of the Employment Agreement shall be controlling.
     1. The Grant.
     Subject to the conditions set forth below, the Company hereby grants to you, effective as of September 19, 2002 (“Grant Date”), as a matter of separate inducement and not in lieu of any

1

salary or other compensation for your services, the right and option to purchase (the “Option”), in accordance with the terms and conditions set forth herein and in the Plan, an aggregate of One Million Two Hundred Fifty Thousand (1,250,000) shares of Common Stock of the Company (the “Option Shares”), at the Exercise Price (as hereinafter defined). As used herein, the term “Exercise Price” shall mean a price equal to $1.00 per share, subject to the adjustments and limitations set forth herein and in the Plan. The Option granted hereunder is intended to constitute a Non-Qualified Option within the meaning of the Plan; however, you should consult with your tax advisor concerning the proper reporting of any federal or state tax liability that may arise as a result of the grant or exercise of the Option.
     2. Exercise and Vesting.
          (a) For purposes of this Option Agreement, the Option Shares shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares.” Except as otherwise provided in Section 3, the Option Shares shall become “Vested Shares” as follows: (i) one-quarter (1/4) of the Option Shares (i.e. 312,500 Option Shares) shall vest immediately on the Grant Date and (ii) thereafter, beginning on the last day of the month following the month in which the first annual anniversary of the Grant Date occurs, 26,042 Option Shares shall vest monthly on the last day of each month, provided that 26,030 Option Shares shall vest on the last day of the 48th month following the Grant Date, so that all of the Option Shares shall be vested four years after the Grant Date, provided, however, that vesting shall cease upon your ceasing to be an employee of the Company or a Related Entity as expressly provided in Section 3 hereof.
          (b) Notwithstanding anything to the contrary contained in this Option Agreement, in the event that a Sale of the Company or Change of Control occurs while you are an employee of the Company or any Related Entity, then all of the Option Shares shall vest and become Vested Shares immediately prior to the consummation of a Sale of the Company or Change of Control.
          (c) The Option Shares that are subject to monthly vesting in each of the second, third and fourth years after the Grant Date shall become exercisable only on the anniversary of the Grant Date occurring at the end of the twelve (12) month period during which they have vested; provided that any Vested Shares shall be exercisable immediately prior to the consummation of a Sale of the Company or a Change of Control and, subject to the other terms of this Option Agreement, immediately following a Termination of Employment. Subject to preceding sentence and the other relevant provisions and limitations contained herein and in the Plan, you may exercise the Option to purchase all or a portion of the applicable number of Vested Shares at any time prior to the termination of the Option pursuant to this Option Agreement. In no event shall you be entitled to exercise the Option for any Nonvested Shares or for a fraction of a Vested Share or for less than 100 shares (unless the number purchased is the total balance for which the Option is then exercisable).
          (d) The unexercised portion of the Option, if any, will automatically, and without notice, terminate and become null and void upon the expiration of 10 years from the Grant Date and, except as expressly provided herein, no portion of the Option may be exercised after such date.

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          (e) Any exercise by you of the Option shall be in writing addressed to the Secretary of the Company at its principal place of business (a copy of the form of exercise to be used will be available upon written request to the Secretary), specifying the Option being exercised and the number of shares of Common Stock to be purchased, and specifying a business day not more than 10 days from the date such notice is given for the payment of the purchase price against delivery of the shares of Common Stock being purchased. Subject to the terms of the Plan and this Option Agreement, the Company shall cause certificates for the shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise. The Exercise Price shall be paid by you in cash by delivery of a certified or bank check payable to the order of the Company in the full amount of the Exercise Price of the shares so purchased, or in such other manner as described in the Plan and approved by the Committee. Notwithstanding the foregoing, if permitted by law, payment may be made by: (a) cancellation of any indebtedness of the Company owed to you; (b) delivering that number of shares of Common Stock already owned by you having an aggregate Fair Market Value which shall equal the exercise price (or any portion thereof) and to deliver the shares thus acquired by you in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that you can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option; (c) by waiver of compensation owed, including any bonus (provided, however, that any bonus shall be deemed to be owed after such bonus becomes due and payable in accordance with the terms of the Employment Agreement), to you from the Company for services rendered; (d) provided that the Common Stock is “publicly traded” (as defined below), through a “same day sale” commitment from you and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (a “NASD Dealer”) whereby you irrevocably elect to exercise the Option and to sell a portion of the Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Common Stock to forward the exercise price directly to the Company; or (e) any combination of the foregoing. For purposes of this paragraph, the Common Stock shall be deemed to be “publicly traded” if it is listed or traded on the New York Stock Exchange, American Stock Exchange or Nasdaq National Market System.
     3. Termination of Employment.
     Upon the termination of your employment with the Company or any Related Entity, the Option may be exercised in accordance with the following provisions:
          (a) Death or Disability. In the case of termination of your employment with the Company or any Related Entity due to death or Disability (as defined in your Employment Agreement), all Option Shares shall vest as of the Date of Termination (as defined in your Employment Agreement) and immediately become Vested Shares, and your estate (or any Person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of your death) or your legal representative may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share

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exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (b) Good Reason; Other Than for Cause, Death or Disability. In the case of termination of your employment with the Company or any Related Entity for Good Reason (as defined in your Employment Agreement) or without Cause (as defined in your Employment Agreement) and other than due to death, Disability or a Board Determination, all Option Shares shall vest as of the Date of Termination and immediately become Vested Shares, and you may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (c) Cause or Without Good Reason. In the case of termination of your employment with the Company or any Related Entity for Cause or without Good Reason, then you shall immediately forfeit your rights under the Option as to Option Shares which are Nonvested Shares immediately prior to the Date of Termination, however, you may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (d) Board Determination. In the case of termination of your employment with the Company or any Related Entity pursuant to a Board Determination (as defined in your Employment Agreement), then you shall immediately forfeit your rights under the Option as to Option Shares which are Nonvested Shares immediately prior to the Date of Termination, however, you may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.

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     4. Transferability.
     Except as provided in Section 7 hereof, the Option and any rights or interests therein will be assignable or transferable by you only as provided in Section 11 of the Plan and by will or the laws of descent and distribution. Any Option Shares received upon exercise of this Option are subject to the Company’s Right of First Refusal (as defined in the Plan).
     To assure the enforceability of the Company’s rights under this Section 4 in regard to the Right of First Refusal, each certificate or instrument representing Common Stock held by you shall bear a conspicuous legend in substantially the following form:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL PROVIDED UNDER THE COMPANY’S 2002 STOCK OPTION PLAN ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN IS AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
     5. Registration.
     The Company shall not in any event be obligated to file any registration statement under the Securities Act or any applicable state securities laws to permit exercise of the Option or to issue any Common Stock in violation of the Securities Act or any applicable state securities laws. You (or in the event of your death or, in the event a legal representative has been appointed in connection with your Disability, the Person exercising the Option) shall, as a condition to your right to exercise the Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of the Option Shares pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities laws.
     Certificates for Option Shares, when issued, shall have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:
THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.
     The foregoing legend may not be required for Option Shares issued pursuant to an effective, registration statement under the Securities Act and in accordance with applicable state securities laws.

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     6. Withholding Taxes.
     By acceptance hereof, you hereby (i) agree to reimburse the Company or any Related Entity by which you are employed for any federal, state or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of your exercise of all or a portion of the Option, (ii) authorize the Company or any Related Entity by which you are employed to withhold from any cash compensation paid to you or on your behalf, an amount sufficient to discharge any federal, state and local taxes imposed on the Company, or the Related Entity by which you are employed, and which otherwise has not been reimbursed by you, in respect of your exercise of all or a portion of the Option, and (iii) agree that the Company may, in its discretion, hold the stock certificate to which you are entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.
     7. Purchase Option.
          (a) If (i) your employment with the Company or a Related Entity terminates for any reason at any time or (ii) a Sale of the Company or a Change of Control occurs, the Company (and/or its designees) shall have the option (the “Purchase Option”) to purchase, and you or your transferees (or your executor or the administrator of your estate or the Person who acquired the right to exercise the Option by transfer, bequest or inheritance, in the event of your death, or your legal representative in the event of your incapacity (hereinafter, collectively with you, the “Grantor”)) shall sell to the Company and/or its assignee(s), all or any portion (at the Company’s option) of the Option Shares and/or the Option held by the Grantor (such Option Shares and Option collectively being referred to as the “Purchasable Shares”), subject to the Company’s compliance with the conditions hereinafter set forth.
          (b) The Company shall give notice in writing to the Grantor of the exercise of the Purchase Option within six (6) months from the date of the termination of your employment or engagement or such Sale of the Company or Change of Control. Such notice shall state the number of Purchasable Shares to be purchased and the determination of the Board of Directors of the Fair Market Value per share of such Purchasable Shares. If no notice is given within the time limit specified above, the Purchase Option shall terminate.
          (c) The purchase price to be paid for the Purchasable Shares purchased pursuant to the Purchase Option shall be, in the case of any Option Shares, an amount equal to the Fair Market Value per share as of the date of the notice of exercise of the Purchase Option multiplied by the number of shares being purchased, and in the case of the Option (including Vested and Nonvested Shares subject to such Option), an amount equal to the Fair Market Value per share less the applicable per share Exercise Price multiplied by the number of Vested Shares subject to such Option which are being purchased. Any purchase price shall be paid in cash. The closing of such purchase shall take place at the Company’s principal executive offices within ten (10) days after the purchase price has been determined. At such closing, the Grantor shall deliver to the purchasers the certificates or instruments evidencing the Purchasable Shares being purchased, duly endorsed (or accompanied by duly executed stock powers) and otherwise

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in good form for delivery, against payment of the purchase price by check of the purchasers. In the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Shares by the scheduled closing date, at the option of the purchasers the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of all unpaid indebtedness for which such Purchasable Shares are then pledged or encumbered.
          (d) To assure the enforceability of the Company’s rights under this Section 7, each certificate or instrument representing Common Stock held by you shall bear a conspicuous legend in substantially the following form:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COMPANY’S 2002 STOCK OPTION PLAN. A COPY OF SUCH OPTION PLAN IS AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
          (e) The Company’s rights under this Section 7 shall terminate upon the consummation of a Qualifying Public Offering.
     8. Consent to Approved Sale.
     If the Board and the holders of a majority of the Common Stock then outstanding approve the Sale of the Company to an independent third party (the “Approved Sale”), you shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as a sale of capital stock, you shall agree to sell all of your Option Shares and rights to acquire Option Shares on the terms and conditions approved by the Board of Directors and the holders of a majority of the Common Stock then outstanding. You shall take all necessary and desirable actions in connection with the consummation of the Approved Sale. For purposes of this Section 8, an “independent third party” is any person who does not own in excess of 5% of the Common Stock on a fully-diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of the Common Stock and who is not the spouse, ancestor, descendant (by birth or adoption) or descendent of a grandparent of any such 5% owner of the Common Stock. If the Company or the holders of the Company’s securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated pursuant to the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), you shall, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501 promulgated pursuant to the Securities Act) reasonably acceptable to the Company. If you appoint the purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if you decline to appoint the purchaser representative designated by the Company you shall appoint another purchaser representative (reasonably acceptable to the Company), and you shall be responsible for the fees of the purchaser representative so appointed.

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     9. Adjustments.
     In the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, a “Reorganization”), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization. Any fractional shares or interests resulting from such adjustment shall be eliminated.
     10. Miscellaneous.
          (a) This Option Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan, provided, however, that the express terms and provisions of this Option Agreement are intended to modify certain terms and provisions of the Plan. In the event of any conflict or inconsistency between the express terms and provisions of this Option Agreement and the terms of the Plan, the terms of this Option Agreement shall be controlling.
          (b) This Option Agreement is not a contract of employment and the terms of your employment shall not be affected by, or construed to be affected by, this Option Agreement, except to the extent specifically provided herein. Nothing herein shall impose, or be construed as imposing, any obligation (i) on the part of the Company or any Related Entity to continue your employment, or (ii) on your part to remain in the employ of the Company or any Related Entity.
          (c) Unless the managing underwriter otherwise agrees, in connection with any Qualifying Public Offering or subsequent underwritten public offering of equity securities of the Company, you agree not to effect any public sale or private offer or distribution of any shares of Common Stock during the ten business days prior to the effectiveness under the Securities Act of the registration statement filed in respect of such offering and during such time period after the effectiveness under the Securities Act of such registration statement (not to exceed 180 days) (except if applicable as part of such offering) as the Company and the managing underwriter may agree.
          (d) You shall not have any of the rights of a stockholder with respect to the shares of Common Stock underlying the Option until the Option is exercised and you receive such shares.
          (e) For purposes of this Option Agreement, the following terms shall have the respective meanings indicated:
               (i) “CAGCO Group” shall mean CAGCO and its Subsidiaries.
               (ii) “Change of Control” shall mean the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of

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related Persons for purposes of Section 13(d) of the Exchange Act, other than one or more members of the HMC Group, (ii) a majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors; or (iii) the acquisition after the date of acceptance of this Plan by any Person or Group (other than one or more members of the HMC Group or the CAGCO Group) of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company.
               (iii) “Designated Date” shall mean the first date on which the Company shall have consummated a Qualifying Public Offering.
          (f) This Option Agreement may be amended as provided in Section 19 of the Plan.
[Remainder of this page intentionally left blank]

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     Please indicate your acceptance of all the terms and conditions of the Option and the Plan by signing and returning a copy of this Option Agreement.

Very truly yours,

SWIFT FOODS COMPANY

By:

Name:

Title:

ACCEPTED:

Danny Herron

Employee Social Security Number or Taxpayer Identification Number

Date: September 19, 2002
Signature Page — Stock Option Agreement

EXHIBIT C
Non-Waived Retention Bonuses, Stay Bonuses and Severance Payments
     Executive is entitled to receive a Three Hundred Fifteen Thousand Dollar ($315,000) “stay bonus” to be paid by the Company to the Executive within 15 days of the closing of the Acquisition.
Exhibit C

     FIRST AMENDMENT TO HERRON EXECUTIVE EMPLOYMENT AGREEMENT made and entered into as of July 12, 2002, by and between Swift Foods Company, formerly known as S&C Holdco, Inc., a Delaware corporation (“Holdco”) and Danny Herron (“Herron”).
RECITALS:
     WHEREAS, the parties hereto are parties to the Executive Employment Agreement dated May 20, 2002 (the “Agreement”);
     WHEREAS, the Agreement was prepared in a manner that anticipated Holdco’s name to be changed to “Swift & Company”;
     WHEREAS, the parties desire to amend the Agreement to provide and reflect that Holdco’s name shall be changed to “Swift Foods Company” rather than “Swift & Company”;
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
     Section 1. Corporate Name Change of Holdco in Agreement. The Agreement is hereby amended to reflect that Holdco’s name shall be changed to “Swift Foods Company” rather than “Swift & Company.”
     Section 2. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement.
     Section 3. Amendments. This First Amendment to Herron Executive Employment Agreement shall not be amended except in a writing signed by the parties hereto.
     Section 4. Counterparts. This First Amendment to Herron Executive Employment Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same instrument.
     Section 5. Applicable Law. This First Amendment to Herron Executive Employment Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed in Delaware.
     Section 6. Consent to Jurisdiction. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR DELAWARE STATE COURT SITTING IN WILMINGTON, DELAWARE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE

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OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.
[SIGNATURE PAGE FOLLOWS]

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     The undersigned parties have executed this First Amendment to Herron Executive Employment Agreement as of the dated first set forth above.

EXECUTIVE

/s/ Danny Herron

Danny Herron

SWIFT FOODS COMPANY

By:	/s/ Dwight J. Goslee

Dwight J. Goslee, President

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EXECUTION VERSION
     SECOND AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of November 3, 2004, by and among SFC Inc. (formerly known as Swift Foods Company), a Delaware corporation (the “Company”), Swift Foods Company (formerly known as Rawhide Subsidiary 1 Inc.), a Delaware corporation (“New SFC”), and Danny Herron (“Herron”).
RECITALS:
     WHEREAS, the parties hereto are parties to the Executive Employment Agreement, dated May 20, 2002, as amended by that certain First Amendment to Executive Employment Agreement, dated July 12, 2002, by and between the parties (as amended, the “Agreement”).
     WHEREAS, in contemplation of certain corporate restructuring changes to and by the Company and certain of its subsidiaries, the Agreement is to be amended such that all references contained therein to Holdco or Swift Foods Company shall refer instead to New SFC and New SFC shall assume all the rights and obligations of Holdco or Swift Foods Company under the Agreement.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
     1. References and Assumption of Agreement. The Agreement is hereby amended such that all references contained therein to Holdco or Swift Foods Company shall refer instead to New SFC and New SFC shall assume all the rights and obligations of Holdco or Swift Foods Company under the Agreement.
     2. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement.
     3. Amendments. This Amendment not be amended except in a writing signed by the parties hereto.
     4. Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same instrument.
     5. Applicable Law. This Amendment and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed in Delaware.
     6. Consent to Jurisdiction. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR DELAWARE STATE COURT SITTING IN WILMINGTON, DELAWARE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW

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OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.
[Remainder of page intentionally left blank]

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     The undersigned parties have executed this Amendment as of the dated first set forth above.

EXECUTIVE

/s/ Danny Herron

Danny Herron

SWIFT FOODS COMPANY
(formerly known as Rawhide Subsidiary 1 Inc.)

By:	/s/ Donald F. Wiseman

Name: Donald F. Wiseman
Title: Vice President

SFC INC.
(formerly known as Swift Foods Company)

By:	/s/ Donald F. Wiseman

Name: Donald F. Wiseman
Title: Vice President

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EXECUTION COPY
THIRD AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT
     THIS THIRD AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of November 16, 2005, by and among Swift Foods Company, a Delaware corporation (the “Company”), and Danny Herron (“Executive”).
RECITALS
     WHEREAS, the Company and Executive are parties to the Executive Employment Agreement, dated May 20, 2002, as amended by that certain First Amendment to Executive Employment Agreement, dated July 12, 2002, and that certain Second Amendment to Executive Employment Agreement, dated November 3, 2004, each as attached hereto as Exhibit A (as so amended, the “Employment Agreement”);
     WHEREAS, capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Employment Agreement; and
     WHEREAS, because the parties have mutually determined that Executive’s employment with the Company and its affiliates should be terminated, Executive has announced his intention to resign his employment with the Company and its affiliates, and in contemplation of Executive’s termination of employment with the Company and its affiliates, the Employment Agreement is being amended to reflect certain agreements regarding such termination and Executive’s post-termination role with the Company.
AGREEMENT
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
     1. Transition Period; Termination of Employment. The parties hereby represent and warrant that prior to the Termination Date (as defined below), Executive’s employment relationship with the Company and its affiliates was pursuant to and governed solely by the Employment Agreement. In consideration of the benefits to be received by Executive pursuant to the terms of this Amendment, Executive agrees to continue to serve as the Company’s Chief Financial Officer and to perform the duties associated with such position as provided in the Employment Agreement until the earlier of (a) the date on which a permanent successor to Executive reports for employment with the Company in Greeley, Colorado or (b) September 19, 2006 (either such date, the “Termination Date”). In addition, Executive agrees to provide the Consulting Services (as defined in paragraph 8) to the Company as requested for a period of 60 days following the Termination Date (the last day of such 60-day period, the “Consulting Termination Date”) in accordance with the provisions of paragraph 8. In addition, effective as of the Termination Date, any and all of Executive’s other appointments and positions (including positions as a director) that he may hold with the Company or any of its affiliates shall be terminated. Executive agrees to execute all further documents that the Company may reasonably request of him to effectuate such terminations.

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     2. Transition Consideration. In consideration of Executive’s agreement to continue to serve as Chief Financial Officer until the Termination Date and to provide the Consulting Services to the Company thereafter in accordance with paragraph 8, the Company shall cause to be paid to Executive the following consideration:
          (a) Executive shall continue to be paid his current Annual Base Salary in accordance with the customary payroll practices of the Company until the Termination Date and provided further that Executive shall be entitled to receive such compensation for a minimum of 120 days following the date hereof regardless of whether a successor chief financial officer has been employed by the Company prior to the end of such 120-day period;
          (b) In consideration of the Consulting Services to be provided in accordance with paragraph 8, Executive shall be paid his current Annual Base Salary in accordance with the customary payroll practices of the Company for an additional 60-day period following the later of (i) the Termination Date or (ii) the end of the 120-day period referred to in clause (a) above; and
          (c) Until the Consulting Termination Date, Executive shall continue to be entitled to receive, or participate in, as applicable, all elements and items of compensation set forth in subparagraph 2(b) of the Employment Agreement, including without limitation, all Investment Plans, Welfare Plans, perquisites, vacation days, and expense reimbursement, except that Executive shall not be entitled to any Bonuses under subparagraph 2(b)(ii) and the Annual Base Salary shall be paid in the manner set forth in subparagraph 2(a) above.
     3. Termination Consideration.
          (a) Cash Payments. In connection with Executive’s termination of employment, the Company shall cause to be paid to Executive the following consideration:
          (i) $490,000 payable in two equal lump-sum payments by the close of business on the third business day following the Reaffirmation Date (as defined in paragraph 14) and such other date as may be specified by Executive (but in no event later than January 31, 2007);
          (ii) an amount equal to the full amount of the Accrued Obligations by the close of business on the third business day following the Reaffirmation Date, or at the Executive’s option, on the lump-sum payment date(s) specified in subparagraph (i) above;
          (iii) an amount equal to the Accrued Investments, payable in accordance with the terms and conditions of the Investment Plans; and
          (iv) if Executive has not accepted employment with another employer by the date that is 420 days after the Termination Date (the “Severance Completion Date”), an amount equal to $35,000.00 per month (each, an “Extension Payment”) payable in accordance with the customary payroll practices of the Company beginning in the first full month following the Severance Completion Date until Executive’s acceptance of employment with another employer; provided, however, that Executive shall not receive more than 6 Extension Payments; and provided, further, that if Executive accepts employment with another employer prior to the date

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on which he would have received an Extension Payment in accordance with the customary payroll practices of the Company, the Extension Payment for that month shall be prorated based on the number of days elapsed in such month.
          (b) Participation in Medical Insurance Plan. In connection with Executive’s termination of employment, for a period of 12 months commencing on the Consulting Termination Date, Executive (and members of his family) shall be entitled to continue their participation in the Company’s medical insurance plan (in accordance with the terms of such plan and on the same basis as Executive participated in such plan immediately prior to the Consulting Termination Date); provided that Executive shall be responsible for the cost of premiums for coverage under such plan that would have been payable by Executive had he remained an employee of the Company during the period of coverage, and the Company shall be entitled to deduct the amount of such premiums from the amounts otherwise payable to Executive pursuant to the terms hereof. This period shall not be credited against any period for which Executive and/or members of his family are entitled to continuation coverage under Section 4980B of the Internal Revenue Code of 1986, as amended, and Sections 601-609 of the Employee Retirement Income Security Act of 1974, as amended.
     4. Stock Options.
          (a) General. Executive hereby represents and warrants that, except for the stock option agreements attached hereto as Exhibit B (the “Option Agreements”), he is not a party to any stock option, stock appreciation right or similar agreement granting Executive the right to acquire or benefit from the appreciation in value of capital stock of the Company or any of its affiliates.
          (b) Vesting. On the day following the Reaffirmation Date (assuming no revocation of this Amendment by Executive), all of Executive’s options issued under the Option Agreements and the plans pursuant to which such options were issued that are not then vested shall be vested in full. Executive shall be permitted to exercise, in accordance with the terms of the options, any and all such rights until the earlier of (i) the date the option would otherwise expire in accordance with its terms, (ii) the 270th day after a Qualifying Public Offering or (iii) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which the option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (c) Consent to Assignment of Executive Options. The Company hereby consents to the assignment of 312,500 of the Executive Options (September 19, 2002 Grant Date) to the spouse of Executive in connection with Executive’s marriage dissolution, subject to the execution and delivery of documentation of such assignment satisfactory to the Company as contemplated by the Non-Qualified Stock Option Agreement evidencing such Executive Option and the Company’s 2002 Stock Option Plan. The terms of such Executive Options shall be subject to the terms of such Non-Qualified Stock Option Agreement, the Company’s 2002 Stock Option Plan and provisions of this Amendment relating to such Executive Options.

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          (d) Waiver of Purchase Rights. Subject to Executive’s performance of his obligations under paragraph 2 above, the Company hereby waives any rights to purchase any Executive Options, any shares of Common Stock of the Company issued upon the exercise of any Executive Options and any Common Stock of the Company held by Executive pursuant to the terms of any Executive Options or that certain Stockholders Agreement dated as of September 19, 2002 among HMTF Rawhide, L.P., ConAgra Foods, Inc., Hicks, Muse, Tate & Furst Incorporated, the Company and the other individuals named therein, as amended (the “Stockholders Agreement”).
     5. Taxes. The payments to Executive hereunder shall be subject to applicable federal, state and local withholding taxes. Executive agrees that, to the extent that any individual federal or state taxes of any kind may be due as a result of any such payment to Executive, Executive shall be solely responsible for such taxes and will indemnify, defend, and hold harmless the Company in the event there is any claim against the Company for such taxes.
     6. General Release. The Company’s obligations under paragraph 3 are subject to the execution, delivery and non-revocation of a General Release in the form attached as Exhibit C (the “Release”).
     7. Cooperation. Executive agrees to cooperate with the Company as reasonably requested by the Company by responding to questions, attending depositions, administrative proceedings and court hearings, executing documents, and cooperating with the Company and its accountants and legal counsel with respect to legal and intellectual property matters, business issues, and/or claims, administrative or arbitral proceedings and litigation of which he has or is believed to have personal or corporate knowledge. Executive further agrees, except as required by subpoena or other applicable legal process (after the Company has been given reasonable notice and opportunity to seek relief from such subpoena or other legal process), to maintain, in strict confidence, any information of which he has knowledge regarding current and/or future claims, administrative or arbitral proceedings and litigation. Executive agrees, except as required by subpoena or other applicable legal process (after the Company has been given reasonable notice and opportunity to seek relief from such requirement), not to communicate with any party(ies), their legal counsel or others adverse to the Company in any such claims, administrative or arbitral proceedings or litigation except through the Company’s designated legal counsel. Executive also shall make himself available at reasonable times and upon reasonable notice to answer questions or provide other information within his possession and requested by the Company relating to the Company, its affiliates and/or their respective operations in order to facilitate the smooth transition of Executive’s duties to his successor.
     8. Consulting Arrangement.
          (a) Consulting Services. Effective as of the Termination Date the Company hereby retains Executive to render such transitional consulting and advisory services (the “Consulting Services”) as the Company may reasonably request from time to time during the Consulting Period (as defined in paragraph 8(b)) concerning all aspects of the Company’s business, including, but not limited to, consulting regarding operational matters, employee relations and strategic plans. Executive hereby accepts such engagement and agrees to perform such services for the Company upon the terms and conditions set forth herein. Notwithstanding

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anything herein to the contrary, if the Termination Date occurs on September 19, 2006, the retention of Executive to provide the Consulting Services, and Executive’s acceptance of such engagement, shall be only by the mutual agreement of the Company and Executive on the Termination Date and otherwise on the terms contained in this paragraph 8; provided, however, if the parties cannot reach such mutual agreement, the Consulting Termination Date shall not change and Executive shall be paid compensation for the Consulting Services during the Consulting Period as set forth in paragraph 2. Executive will perform the Consulting Services at such times and places as the Company’s Chief Executive Officer or his designee, from time to time, shall reasonably request. The Company shall, in accordance with the Company’s normal expense reimbursement policy, reimburse Executive for reasonable documented out-of-pocket expenses authorized in advance by the Company that Executive incurs in the course of providing the Consulting Services. During the Consulting Period, Executive shall continue to be an employee of the Company. Unless otherwise specifically authorized by this Amendment or any other agreement between the Company and Executive, during the Consulting Period, Executive shall have no authority to transact any business or make any representations or promises in the name of the Company or its affiliates and shall not hold himself out to be an officer or senior executive of the Company.
          (b) Term. Unless terminated at an earlier date in accordance with subparagraph (c) of this paragraph 8, the term of the consulting arrangement shall be for the period commencing as of the Termination Date and ending at 5:00 p.m., Central Time, on the Consulting Termination Date (the “Consulting Period”).
          (c) Termination of Consulting Arrangement. Notwithstanding any contrary provision contained elsewhere in this Amendment, this paragraph 8 and the consulting arrangement created by this paragraph 8 between the Company and Executive shall terminate automatically upon the death of Executive. Executive may terminate the consulting agreement in the event of a breach by the Company of its obligations under this Amendment which remains uncured 15 days after written notice thereof is received by the Company. Upon a termination of the consulting arrangement set forth in this paragraph 8, neither of the parties hereto shall have any further duty or obligation under this paragraph 8; provided, however, that termination of the consulting arrangement shall not affect the duties and obligations set forth in the other sections of this Amendment or the applicable sections of the Employment Agreement, including, without limitation, paragraph 2 of this Amendment and paragraph 9 of the Employment Agreement.
     9. Non-Disparagement. Executive and the Company each agrees to refrain from engaging in any conduct, or from making any comments or statements, that have the purpose or effect of harming the reputation or goodwill of Executive, on the one hand, or the Company or any of its affiliates on the other hand.
     10. Injunctive Relief. Executive hereby expressly acknowledges that any breach or threatened breach by him of any of his obligations set forth in paragraphs 7 and 9 of this Amendment and paragraphs 6 and 9 of the Employment Agreement may result in significant and continuing injury and irreparable harm to the Company, the monetary value of which would be impossible to establish. Therefore, Executive agrees that the Company shall be entitled to injunctive relief in a court of appropriate jurisdiction with respect to such provisions. Such injunctive remedies shall not be deemed the exclusive remedies, but shall be in addition to all

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remedies available at law or in equity to the Company, including, without limitation, the recovery of damages from Executive and Executive’s agents. Further, if Executive violates the covenants and restrictions herein and the Company brings legal action for injunctive or other equitable relief, Executive agrees that the Company shall not be deprived of the benefit of the full period of the restrictive covenant, as a result of the time involved in obtaining such relief. Accordingly, Executive agrees that the provisions in this paragraph shall have a duration determined pursuant to paragraph 9 of the Employment Agreement, computed from the date the relief is granted. Executive also hereby waives any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief. The parties further agree that this provision is a material inducement to the Company to enter into this Amendment.
     11. Mail. The Company may open and answer, and authorize others to open and answer, all mail communications and other correspondence addressed to Executive relating to the Company or any of its affiliates or to Executive’s employment with the Company or any of its affiliates, and Executive shall promptly refer to the Company all inquiries, mail communications, and correspondence received by him relating to the Company or any of its affiliates or to Executive’s employment with the Company or any of its affiliates. If any such mail, communications or correspondence received by the Company includes any threat of any claim against Executive personally, the Company shall promptly notify Executive thereof. The Company will promptly forward to Executive any of Executive’s personal mail, communications or correspondence received by the Company, unopened to the extent it is reasonably ascertained to be of a personal nature.
     12. Indemnification. EXECUTIVE AGREES, WARRANTS, AND REPRESENTS TO THE COMPANY THAT EXECUTIVE HAS FULL EXPRESS AUTHORITY TO RELEASE AND SETTLE ALL CLAIMS THAT ARE THE SUBJECT OF THE RELEASE ATTACHED AS EXHIBIT C OF THIS AMENDMENT AND THAT EXECUTIVE HAS NOT GIVEN OR MADE ANY ASSIGNMENT TO ANYONE, INCLUDING EXECUTIVE’S FAMILY OR LEGAL COUNSEL, OF ANY SUCH CLAIMS AGAINST ANY PERSON OR ENTITY ASSOCIATED WITH OR ANY COMPANY PARTIES. TO THE EXTENT THAT ANY SUCH CLAIMS MAY BE BROUGHT BY PERSONS OR ENTITIES CLAIMING BY, THROUGH OR UNDER EXECUTIVE, HIS RESPECTIVE HEIRS, SUCCESSORS, OR ASSIGNS, THEN EXECUTIVE FURTHER AGREES TO INDEMNIFY, DEFEND, AND HOLD HARMLESS THE COMPANY OR ANY COMPANY PARTY, ITS AGENTS, AND ITS SUCCESSORS FROM ANY LAWSUIT OR OTHER PROCEEDING, JUDGMENT, OR SETTLEMENT ARISING FROM SUCH CLAIMS. EXECUTIVE FURTHER HEREBY ASSIGNS TO THE COMPANY ALL CLAIMS RELEASED BY EXECUTIVE PURSUANT TO THE RELEASE ATTACHED AS EXHIBIT C OF THIS AMENDMENT.
     13. No Right to Additional Compensation. Except as provided in this Amendment, the Employment Agreement as amended hereby, and in the Executive Options, neither the Company nor any of its predecessors, parents, successors, assigns or affiliates shall have any further obligation to Executive in connection with the Employment Agreement or Executive’s employment by the Company or any of its affiliates, including, but not limited to, severance, compensation (including but not limited to deferred compensation, employment contracts, stock options, bonuses and commissions), health insurance, life insurance, disability insurance, club

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dues, vehicle allowances, company plane privileges, vacation pay, sick pay and any similar obligations.
     14. Revocation. Executive acknowledges and agrees that he has 21 days following the Consulting Termination Date to consider the execution and delivery of the Release, although he may sign the Release earlier. The parties agree that any change to this Amendment, whether material or immaterial, shall not restart the running of this 21 day period, which the parties agree begins upon the Consulting Termination Date. Upon execution of the Release, Executive will have 7 days to revoke the Release by delivery of a written notice to the Company. The Release shall not become effective or enforceable, the consideration set forth in paragraph 3 of this Amendment shall not be paid, and the vesting of options pursuant to paragraph 4 hereof shall not occur, until after the expiration of this 7 day period without revocation by Executive (the last day of such 7 day period being referred to herein as the “Reaffirmation Date”). At its option, the Company may require, as a condition of Executive receiving the consideration set forth in this Amendment, Executive to confirm in writing that he has not revoked this Amendment during the 7 day period. Executive’s acceptance of any of the consideration set forth in this Amendment shall constitute his acknowledgment that he did not revoke this Amendment during this 7 day period.
     15. Employment Agreement. This Amendment replaces and supersedes in their entirety paragraphs 1, 3, 4, and 10 and subparagraph 2(a) of the Employment Agreement. Executive hereby acknowledges and affirms his agreement to the remaining provisions of the Employment Agreement, including, without limitation, paragraphs 6 (Confidential Information) and 9 (Non-Competition) of the Employment Agreement, provided however, that the term of Non-Competition shall be for a term of twelve months beginning on the expiration or termination of the Consulting Period. Executive also acknowledges and agrees that the consideration for his performance under paragraphs 6 and 9 of the Employment Agreement includes the consideration set forth in paragraph 3 of this Amendment and the waiver of the Company’s rights to purchase his options and shares of common stock pursuant to paragraph 4 of this Amendment. In the event of a conflict between the terms of the Employment Agreement that remain in effect and this Amendment, the terms of this Amendment shall control. For purposes of the provisions of the Employment Agreement that remain in effect, “Date of Termination” shall have the same meaning given to the term “Consulting Termination Date” in this Amendment.
     16. Attorneys’ Fees. The Company shall pay the documented attorneys’ fees of Executive incurred in connection with the negotiation and execution of this Amendment in an amount not to exceed $5,000, with such payment to be made within 3 business days after delivery to the Company of appropriate documentation of such fees.
     17. Charter Provisions; Directors’ and Officers’ Liability Insurance Policy. The Company agrees that it has not, as of the date hereof, amended the indemnification provisions included in its Certificate of Incorporation or amended or terminated its directors’ and officers’ liability insurance policy.
     18. Technology Equipment. After the Consulting Termination Date, the Executive shall be entitled to retain the computer equipment and blackberry device previously issued to him

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by the Company; provided that all charges with respect to such equipment (e.g., monthly service charges) shall be the sole responsibility of Executive after the Consulting Termination Date.
     19. Outplacement Assistance. Executive shall be entitled to participate in any outplacement assistance program that the Company may establish in its discretion until such time as Executive has accepted employment with another employer.
     20. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.
     21. Counterparts. This Amendment may be executed in two or more counterparts.
     22. Advice to Consult with Attorney. Executive is advised to consult with an attorney prior to executing this Amendment.
     23. Survival. The terms and conditions of this Amendment shall survive the termination of Executive’s employment.
[Remainder of page is intentionally blank.]

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     IN WITNESS WHEREOF, Executive has hereunto set Executive’s hand and the Company has caused this Amendment to be executed in its name on its behalf, all as of the day and year first above written.

EXECUTIVE

/s/ Danny Herron

By: Danny Herron

SWIFT FOODS COMPANY

By:	/s/ J. Shandley

Name: J. Shandley
Title: VP Human Resources
[SIGNATURE PAGE TO THIRD AMENDMENT TO EMPLOYMENT AGREEMENT]

EXHIBIT A
Employment Agreement
EXECUTIVE EMPLOYMENT AGREEMENT
     THIS EXECUTIVE EMPLOYMENT AGREEMENT (the “Agreement”) is made and entered into as of the 20th day of May by and between S&C Holdco, Inc. (to be renamed Swift & Company), a Delaware corporation (together with its successors and assigns permitted hereunder, the “Company”), and Danny Herron (the “Executive”).
     WHEREAS, ConAgra Foods, Inc., a Delaware corporation (“CAGCO”), HMTF Rawhide, L.P., a Delaware limited partnership (“Acquisition LP”), and the Company have entered into an agreement of even date herewith (the “Acquisition Agreement”) pursuant to which the Company has agreed to acquire (the “Acquisition”) the fresh beef, pork, and lamb businesses owned by CAGCO and certain related cattle feeding operations (the “Businesses”);
     WHEREAS, the Executive has been employed by CAGCO in connection with the Businesses;
     WHEREAS, the Company and the Executive desire that the Executive’s employment in connection with the Businesses continue after the consummation of the Acquisition; and
     WHEREAS, the parties hereto deem it desirable for the Company to employ the Executive on the terms and conditions set forth herein.
     NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:
     1. Employment Period. Subject to Section 3, the Company hereby agrees to employ the Executive, and the Executive hereby agrees to be employed by the Company, in accordance with the terms and provisions of this Agreement, for the period commencing as of the date of consummation of the Acquisition and ending on the fourth anniversary date of the consummation of the Acquisition (the “Employment Period”); provided, however, that commencing on such anniversary date of the consummation of the Acquisition, and on each anniversary of such date occurring thereafter, the Employment Period shall automatically be extended for one additional year unless at least six months prior to the ensuing expiration date (but no more than 12 months prior to such expiration date), the Company or the Executive shall have given written notice that it or he, as applicable, does not wish to extend this Agreement (a “Non-Renewal Notice”). The term “Employment Period,” as utilized in this Agreement, shall refer to the Employment Period as so automatically extended.
     2. Terms of Employment.
          (a) Position and Duties.
               (i) During the term of the Executive’s employment, the Executive shall serve as the Chief Financial Officer and Vice President Finance & Controls of the Company and, in so doing, shall report to the Chief Executive Officer of the Company (the

“CEO”). The Executive shall have supervision and control over, and responsibility for, such management and operational functions of the Company currently assigned to such positions, and shall have such other powers and duties (including holding officer positions with the Company and one or more subsidiaries of the Company) as may from time to time be prescribed by the CEO and agreed to by the Executive, so long as such powers and duties are reasonable and customary for the chief financial officer and vice president of finance and controls of an enterprise or division comparable to the Company.
               (ii) During the term of the Executive’s employment, and excluding any periods of vacation and sick leave to which the Executive is entitled, the Executive agrees to devote substantially all of his business time to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive’s reasonable best efforts to perform faithfully, effectively and efficiently such responsibilities. During the term of Executive’s employment, it shall not be a violation of this Agreement for the Executive to (1) serve on corporate, civic or charitable boards or committees, (2) deliver lectures or fulfill speaking engagements and (3) manage personal investments, so long as such activities do not materially interfere with the performance of the Executive’s responsibilities as an employee of the Company in accordance with this Agreement.
          (b) Compensation.
               (i) Base Salary. During the term of the Executive’s employment, the Executive shall receive an annual base salary (“Annual Base Salary”), which shall be paid in accordance with the customary payroll practices of the Company, at least equal to $250,000. Commencing on the first day (the “First Date”) of the month in the month beginning after the first anniversary date of this Agreement, and on each subsequent anniversary date of the First Date as long as the Executive remains an employee of the Company (the First Date and each subsequent anniversary of the First Date being herein referred to as an “Adjustment Date”), the Annual Base Salary of the Executive shall be increased by an amount equal to five percent (5%) of the then current Annual Base Salary or such greater amount as the Board of Directors of the Company (the “Board”) in its discretion may determine appropriate. The result of such increase to the then current Annual Base Salary shall constitute the Executive’s Annual Base Salary commencing on the Adjustment Date then at hand and continuing until the next Adjustment Date. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. The term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased.
               (ii) Bonuses. The Executive shall be eligible to receive an annual performance bonus (a “Bonus”) in accordance with the provisions of Exhibit A. For each fiscal year of the Company, the Board shall approve a budget which shall include, among other things, a target for the items set forth on Exhibit A hereto for that year. A portion of the Executive’s Bonus shall be based upon the Company’s achievement of such targets in accordance with the guidelines set forth on Exhibit A hereto. The Bonus shall be payable on the first day of the first calendar month after the determination of the Company’s EBITDA (as defined in Exhibit A).
               (iii) Incentive, Savings and Retirement Plans. During the term of the Executive’s employment, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable generally to other executives of the Company (“Investment Plans”).
               (iv) Welfare Benefit Plans. During the term of the Executive’s employment, the Executive and/or the Executive’s family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs (“Welfare Plans”) provided by the Company (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other executives of the Company.
               (v) Perquisites. During the term of the Executive’s employment, the Executive shall be entitled to receive (in addition to the benefits described above) such perquisites and fringe benefits appertaining to his position in accordance with any practice established by the Board. Executive shall be furnished with all such facilities and services suitable to his position and adequate for the performance of his duties.
               (vi) Expenses. During the term of the Executive’s employment, the Executive shall be entitled to receive prompt reimbursement for all reasonable employment expenses incurred by the Executive in accordance with the policies, practices and procedures of the Company.
               (vii) Vacation and Holidays. During the term of the Executive’s employment, the Executive shall be entitled to four weeks of paid vacation time each year in addition to those days designated as paid holidays in accordance with the plans, policies, programs and practices of the Company for its executive officers. Unused vacation time shall carry over to the next year. Any unused vacation time shall be paid in a cash lump sum payment promptly after the Date of Termination, pursuant to Section 4(a)(i).
               (viii) Stock Options. In addition to any benefits the Executive may receive pursuant to paragraph 2(b)(iii), as may be determined appropriate by the Board, the Company may, from time to time, grant Executive stock options (the “Executive Options”) exercisable for shares of capital stock of the Company and, subject to the terms of this Agreement, such Executive Options shall have such terms and provisions as may be determined appropriate by the Board. Upon the closing of the Acquisition, the Company will grant Executive Options in accordance with the terms of Exhibit B hereto and under a stock option plan to be adopted upon such closing.
     3. Termination of Employment.
          (a) Death or Disability. The Executive’s employment shall terminate automatically upon the Executive’s death during the Employment Period. If the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), the Company may give to the Executive written notice in accordance with Section 11(b) of its intention to terminate the Executive’s employment. In such event, the Executive’s employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the “Disability Effective Date”), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive’s duties. For purposes of this Agreement, “Disability” shall mean the Executive’s inability to perform his duties and obligations hereunder for a period of 180 consecutive days due to mental or physical incapacity as determined by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive’s legal representative (such agreement as to acceptability not to be withheld unreasonably).
          (b) Cause. The Company may terminate the Executive’s employment during the Employment Period for Cause or without Cause. For purposes of this Agreement, “Cause” shall mean (i) a breach by the Executive of the Executive’s obligations under Section 2(a) (other than as a result of physical or mental incapacity) which constitutes a continued material nonperformance by the Executive of his obligations and duties thereunder, as reasonably determined by the Board, and which is not remedied within 30 days after receipt of the written notice from the Board provided for in the next sentence specifying such breach, (ii) commission by the Executive of an act of fraud upon, or willful misconduct toward, the Company, as reasonably determined by a majority of the disinterested members of the Board (neither the Executive nor members of his family being deemed disinterested for this purpose), (iii) a material breach by the Executive of Section 6 or Section 9, (iv) the conviction of the Executive of any felony (or a plea of nolo contendere thereto); or (v) the failure of the Executive to carry out, or comply with, in any material respect any directive of the Board consistent with the terms of this Agreement, which is not remedied within 30 days after receipt of the written notice from the Board provided for in the next sentence. Notwithstanding the foregoing, no act or omission shall constitute “Cause” for purposes of this Agreement unless the Board provides Executive (x) written notice clearly and fully describing the particular acts or omissions which the Board reasonably believes in good faith constitutes “Cause;” (y) an opportunity, within 30 days following his receipt of such notice, to meet in person with the Board to explain or defend the alleged acts or omissions relied upon by the Board and, to the extent practicable, to cure such acts or omissions; and (z) a copy of a resolution duly adopted by a majority of the Board (excluding Executive) finding that in the good faith opinion of the Board, Executive committed the alleged acts or omissions and that they constitute grounds for Cause hereunder. The Executive shall have the right to contest a determination of Cause by the Company by requesting arbitration in accordance with the terms of Section 11(j) hereof.
For purposes of this Agreement, “without Cause” shall mean a termination by the Company of the Executive’s employment during the Employment Period for any reason other than a termination based upon Cause, death or Disability, including pursuant to a Board Determination (as defined in Section 4(b)).
          (c) Good Reason. The Executive’s employment may be terminated during the Employment Period by the Executive for Good Reason or without Good Reason; provided, however, that the Executive agrees not to terminate his employment for Good Reason unless (i) the Executive has given the Company at least 30 days’ prior written notice of his intent to terminate his employment for Good Reason, which notice shall specify the facts and circumstances constituting Good Reason, and (ii) the Company has not remedied such facts and circumstances constituting Good Reason within such 30-day period. For purposes of this Agreement, “Good Reason” shall mean:

               (i) the assignment to the Executive of any duties inconsistent in any respect with the Executive’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as contemplated by Section 2(a) or any other action by the Company which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive (without limiting the foregoing, the Company and the Executive agree that the delegation of the authority, duties or responsibilities of the Executive to another person or persons, including any committee, shall be deemed to be an action by the Company which results in a material diminution in the Executive’s position, authority, duties, or responsibilities as contemplated by Section 2(a)), provided, however, that Good Reason may not be asserted by the Executive under this clause (i) of Section 3(c) after a Non-Renewal Notice has been given by either the Company or the Executive;
               (ii) any termination or material reduction of a material benefit under any Investment Plan or Welfare Plan in which the Executive participates unless (1) there is substituted a comparable benefit that is economically substantially equivalent to the terminated or reduced benefit prior to such termination or reduction or (2) benefits under such Investment Plan or Welfare Plan are terminated or reduced with respect to all then existing senior executives of the Company previously granted benefits thereunder;
               (iii) any failure by the Company to comply with any of the provisions of Section 2(b), other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;
               (iv) any failure by the Company to comply with and satisfy Section 8(c), provided that such successor has received at least ten days prior written notice from the Company or the Executive of the requirements of Section 8(c);
               (v) the relocation or transfer of the Executive’s principal office to a location more than 20 miles from the Company’s current executive offices as such are maintained on the date hereof in the city of Greeley, Colorado; or
               (vi) without limiting the generality of the foregoing, any material breach by the Company or any of its subsidiaries or other affiliates (as defined below) of (1) this Agreement or (2) any other agreement between the Executive and the Company or any such subsidiary or other affiliate, which material breach is not remedied by the Company promptly after receipt of notice thereof given by the Executive.
     As used in this Agreement, “affiliate” means, with respect to a person, any other person controlling, controlled by or under common control with the first person; the term “control,” and correlative terms, means the power, whether by contract, equity ownership or otherwise, to direct the policies or management of a person; and “person” means an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          (d) Notice of Termination. Any termination by the Company for Cause or without Cause, or by the Executive for Good Reason or without Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(b). For purposes of this Agreement, a “Notice of Termination” means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive’s employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall not be more than 15 days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company hereunder or preclude the Executive or the Company from asserting such fact or circumstance in enforcing the Executive’s or the Company’s rights hereunder.
          (e) Date of Termination. “Date of Termination” means (i) if the Executive’s employment is terminated by the Company for Cause, or by the Executive for Good Reason or without Good Reason, the date of receipt of the Notice of Termination or any later date specified therein pursuant to Section 3(d), as the case may be, (ii) if the Executive’s employment is terminated by the Company other than for Cause, the date on which the Company notifies the Executive of such termination or any later date specified therein pursuant to Section 3(d), as the case may be, (iii) if the Executive’s employment is terminated by reason of death or Disability, the date of death of the Executive or the Disability Effective Date, as the case may be, and (iv) if the Executive’s employment terminates due to the giving of a Non-Renewal Notice, the last day of the Employment Period.
     4. Obligations of the Company upon Termination.
          (a) Good Reason; Other Than for Cause, Death or Disability. If, during the Employment Period, the Company shall terminate the Executive’s employment other than for either Cause or Disability or the Executive shall terminate his employment for Good Reason, and the termination of the Executive’s employment in any case is not due to his death or Disability:
               (i) The Company shall pay to the Executive in a lump sum in cash within ten days after the Date of Termination the aggregate of the following amounts: (1) the sum of the Executive’s Annual Base Salary through the Date of Termination to the extent not theretofore paid and any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and any accrued vacation pay (“Accrued Obligations”); (2) an amount equal to two times the Executive’s then current Annual Base Salary; (3) an amount equal to the greater of either fifty percent (50%) of (a) the maximum annual Bonus (excluding any “stretch” amounts as described on Exhibit A) that the Executive could have earned over the remainder of the Employment Period (assuming that a Non-Renewal Notice would be timely given by the Company prior to the next ensuing expiration date of the Employment Period) or (b) the highest Bonus paid hereunder to the Executive prior to the Date of Termination multiplied by the number of complete, and prorated for any partial, fiscal years remaining in the Employment Period (assuming that a Non-Renewal Notice would be timely given by the Company prior to the next ensuing expiration date of the Employment Period); and (4) any amount arising from

Executive’s participation in, or benefits under, any Investment Plans (“Accrued Investments”), which amounts shall be payable in accordance with the terms and conditions of such Investment Plans. Notwithstanding anything to the contrary contained herein, for purposes of clauses 3(a) and (b) of the preceding sentence, if the Date of Termination occurs (x) during the first year of the Employment Period, the Employment Period shall be deemed to end two years from the end of the year in which the Date of Termination occurs, (y) during the second year of the Employment Period, the Employment Period shall be deemed to end one year from the end of the year in which the Date of Termination occurs, and (z) during the third or any subsequent year, the Employment Period shall be deemed to end at the end of the year in which the Date of Termination occurs.
               (ii) Except as otherwise provided in Section 4(d), the Executive (and members of his family) shall be entitled to continue their participation in the Company’s Welfare Plans for a period of 12 months from the Date of Termination. This period shall be credited against any period for which the Executive and/or members of his family are entitled to continuation coverage under Section 4980B of the Internal Revenue Code of 1986, as amended, and Sections 601-609 of the Employee Retirement Income Security Act of 1974, as amended.
               (iii) Notwithstanding the terms or conditions of any Executive Option, stock appreciation right or similar agreements between the Company and the Executive, the Executive shall vest, as of the Date of Termination, in all rights under such agreements (i.e., Executive Options that would otherwise vest after the Date of Termination) and thereafter shall be permitted to exercise, in accordance with the terms of the Executive Options, any and all such rights until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering (as defined in that certain Stock Option Agreement of even date herewith between the Company and Executive), the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto; provided, however, the provisions of this clause (iii) of this Section 4(a) shall not apply to a termination of the Executive’s employment during the Employment Period that is made by the Company pursuant to a Board Determination.
          (b) Board Determination. If the Executive’s employment is terminated by the Company pursuant to a Board Determination during the Employment Period, the Executive shall be entitled to receive the benefits specified in Sections 4(a)(i) and 4(a)(ii) of this Agreement. Further, notwithstanding the terms or conditions of any Executive Option, stock appreciation rights or similar agreement between the Executive and the Company, all unvested Executive Options and unvested stock appreciation rights or similar agreements shall be forfeited and the Executive shall not vest, as of the Date of Termination or otherwise, in any rights under such unvested Executive Options, stock appreciation rights or similar agreements that are unvested immediately prior to the Date of Termination and thereafter shall be permitted to exercise, in accordance with the terms of the Executive Options, only those rights that were otherwise vested immediately prior to the Date of Termination until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a

Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto. For purposes of this Agreement, a “Board Determination” shall mean a determination by the Board (which is evidenced by one or more written resolutions to such effect) (i) to terminate the Executive’s employment during the Employment Period based upon the Board’s dissatisfaction with the manner in which the Executive has performed his obligations and duties under Section 2(a) and (ii) that Good Cause does not exist as a basis for such termination. Notwithstanding the foregoing, no act or omission shall constitute or be the basis for a termination based upon a Board Determination unless the Board provides the Executive (a) written notice of its intention to terminate Executive’s employment pursuant to a Board Determination, and (b) an opportunity, within 30 days following the Executive’s receipt of such notice, to meet in person with the Board to explain or defend his performance to the Board.
          (c) Death or Disability. If the Executive’s employment is terminated by reason of the Executive’s death or Disability during the Employment Period, the Company shall pay to his legal representatives (i) in a lump sum in cash within ten days after the Date of Termination the aggregate of the following amounts: (A) an amount equal to the Executive’s then current Annual Base Salary or Two Hundred Fifty Thousand Dollars ($250,000), whichever is greater; and (B) the Accrued Obligations; and (ii) the Accrued Investments which shall be payable in accordance with the terms and conditions of the Investment Plans. In addition, the members of the Executive’s family shall be entitled to continue their participation in the Company’s Welfare Plans for a period of 12 months after the Date of Termination. Further, notwithstanding the terms or conditions of any Executive Option, stock appreciation right or similar agreements between the Company and the Executive, the Executive shall vest, as of the Date of Termination, in all rights under such agreements (i.e., Executive Options that would otherwise vest after the Date of Termination) and thereafter his legal representative shall be permitted to exercise, in accordance with the terms of the Executive Options, any and all such rights until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto. The Company shall have no further payment obligations to the Executive or his legal representatives under this Agreement.
          (d) Cause; Other than for Good Reason. If the Executive’s employment shall be terminated by the Company for Cause or by the Executive without Good Reason during the Employment Period, the Company shall have no further payment obligations to the Executive other than for payment of Accrued Obligations, Accrued Investments (which shall be payable in accordance with the terms and conditions of the Investment Plans), and the continuance of benefits under the Welfare Plans to the Date of Termination (or later to the extent required by law). Further, notwithstanding the terms or conditions of any Executive Option, stock appreciation rights or similar agreement between the Executive and the Company, all unvested

Executive Options and unvested stock appreciation rights or similar agreements shall be forfeited and the Executive shall not vest, as of the Date of Termination or otherwise, in any rights under such Executive Options, stock appreciation rights or similar agreements that are unvested immediately prior to the Date of Termination and thereafter shall be permitted to exercise, in accordance with the terms of the Executive Options, only those rights that were otherwise vested immediately prior to the Date of Termination until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (e) If pursuant to the terms and provisions of the Company’s Welfare Plans the Executive (or members of his family) are not eligible to participate in the Company’s Welfare Plans because the Executive is no longer an employee of the Company, then the Company may fulfill its obligations under Section 4(a)(ii), Section 4(b) or Section 4(c), as applicable, by either providing to the Executive (or his legal representatives), or reimbursing the Executive (or his legal representatives) for the costs of, benefits substantially similar to the benefits provided by the Company to its senior management under its Welfare Plans as such may from time to time exist after the Date of Termination.
     5. Full Settlement, Mitigation. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Executive obtains other employment. Neither the Executive nor the Company shall be liable to the other party for any damages in addition to the amounts payable under Section 4 arising out of the termination of the Executive’s employment prior to the end of the Employment Period; provided, however, that the Company shall be entitled to seek damages for any breach of Sections 6, 7 or 9 or criminal misconduct.
     6. Confidential Information.
          (a) The Executive acknowledges that the Company and their affiliates have trade, business and financial secrets and other confidential and proprietary information (collectively, the “Confidential Information”). As defined herein, Confidential Information shall not include information (i) that becomes generally available to the public other than as a result of a disclosure by Executive, (ii) that is rightfully available to Executive on a non-confidential basis from a source other than the Company (provided such source was not bound by a confidentiality agreement with the Company or otherwise prohibited from transmitting the information to Executive by a contractual, legal, or fiduciary obligation), or (iii) that is required to be disclosed by the Executive pursuant to a subpoena or court order, or pursuant to a requirement of a governmental agency or law of the United States of America or a state thereof or any governmental or political subdivision thereof; provided, however, that the Executive shall take all reasonable steps to prohibit disclosure pursuant to subsection (iii) above.

          (b) The Executive agrees (i) to hold such Confidential Information in confidence and (ii) not to release such information to any person (other than Company employees and other persons to whom the Company has authorized the Executive to disclose such information and then only to the extent that such Company employees and other persons authorized by the Company have a need for such knowledge).
          (c) The Executive further agrees not to use any Confidential Information for the benefit of any person or entity other than the Company.
          (d) As used in this Section 6, “Company” shall include the Company and any of its direct or indirect subsidiaries or affiliates.
     7. Surrender of Materials Upon Termination. Upon any termination of the Executive’s employment, the Executive shall immediately return to the Company all copies, in whatever form, of any and all Confidential Information and other properties of the Company and their affiliates which are in the Executive’s possession, custody or control.
     8. Successors.
          (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive’s legal representatives.
          (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. The Executive agrees that, on or after the closing of the Acquisition, the Company may assign this Agreement to any directly or indirectly owned subsidiary of the Company, in which event “Company” as used in this Agreement shall thereafter also mean such subsidiary (except where reference is made to stock options or other benefit plans that are not maintained by such subsidiary), and in connection with such assignment, such subsidiary shall expressly assume this Agreement.
          (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.
     9. Non-Competition.
          (a) The term of Non-Competition (herein so called) shall be for a term beginning on the date hereof and continuing until the second anniversary of the Date of Termination.
          (b) During the term of Non-Competition, the Executive will not (other than for the benefit of the Company pursuant to this Agreement), directly or indirectly, individually or as an officer, director, employee, shareholder, consultant, contractor, partner, joint venturer, agent, equity owner or in any capacity whatsoever, engage in any fresh meat or meat processing business (a “Competing Business”), located in the United States or Australia (the “Geographic Area”), (ii) hire, attempt to hire, or contact or solicit with respect to hiring any employee of the Company, or (iii) divert or take away any customers of the Company in the Geographic Area. Notwithstanding the foregoing, the Company agrees that after the Date of Termination the Executive may be employed by, or perform services for, a person (as such term is defined in Subsection 3(c) above) whose business operations include a Competing Business provided that revenues from such Competing Business comprise less than fifty percent (50%) of the total revenues of such person at the time the Executive is initially employed or begins to perform services for such person, so long as Executive does not personally render advice to, perform any services for, or otherwise participate in, such Competing Business operations of such person. Notwithstanding the foregoing, the Company agrees that the Executive may own less than five percent of the outstanding voting securities of any publicly traded company that is a Competing Business so long as the Executive does not otherwise participate in such competing business in any way prohibited by the preceding sentence.
          (c) During the term of Non-Competition, the Executive will not use the Executive’s access to, knowledge of, or application of Confidential Information to perform any duty for any Competing Business; it being understood and agreed to that this Section 9(c) shall be in addition to and not be construed as a limitation upon the covenants in Section 9(b) hereof.
          (d) The Executive acknowledges that the geographic boundaries, scope of prohibited activities, and time duration of the preceding paragraphs are reasonable in nature and are no broader than are necessary to maintain the confidentiality and the goodwill of the Company’s proprietary information, plans and services and to protect the other legitimate business interests of the Company.
          (e) As used in this Section 9, “Company” shall include the Company and any of its direct or indirect subsidiaries or affiliates.
     10. Effect of Agreement on Other Benefits. The existence of this Agreement shall not prohibit or restrict the Executive’s entitlement to full participation in the executive compensation, employee benefit and other plans or programs in which executives of the Company are eligible to participate.
     11. Miscellaneous.
          (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. Whenever the terms “hereof”, “hereby”, “herein”, or words of similar import are used in this Agreement they shall be construed as referring to this Agreement in its entirety rather than to a particular section or provision, unless the context specifically indicates to the contrary. Any reference to a particular “Section” or “paragraph” shall be construed as referring to the indicated section or paragraph of this Agreement unless the context indicates to the contrary. The use of the term “including” herein shall be construed as meaning “including without limitation.” This

Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.
          (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Executive:	Danny Herron
7211 Stadler Court
Fort Collins, Colorado 80528

With a copy to:	Terence P. Boyle, Esq.
Boyle Partnership, P.C.
1775 Sherman Street, Suite 1375
Denver, Colorado 80203

If to the Company:	Swift & Company
c/o HMTF Rawhide, L.P.
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention: Edward Herring

With a copy to:	Vinson & Elkins L.L.P.
3700 Trammell Crow Center
2001 Ross Avenue
Dallas, Texas 75201
Attention: Michael D. Wortley
or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.
          (c) If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a portion of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.
          (d) The Company shall use all commercially reasonably efforts to obtain and maintain a director’s and officer’s liability insurance policy during the term of the Executive’s employment covering the Executive on commercially reasonable terms, and the amount of coverage shall be reasonable in relation to the Executive’s position and responsibilities hereunder; provided, however, that such coverage may be reduced or eliminated to the extent that the Company reduces or eliminates coverage for its directors and executives generally.
          (e) The Company may withhold from any amounts payable under this Agreement such Federal, state or local taxes as shall be required to be withheld pursuant to any applicable law or regulation.
          (f) The Executive’s or the Company’s failure to insist upon strict compliance with any provision of this Agreement, or the failure to assert any right the Executive or the Company may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.
          (g) The Executive acknowledges that money damages would be both incalculable and an insufficient remedy for a breach of Section 6 or 9 by the Executive and that any such breach would cause the Company irreparable harm. Accordingly, the Company, in addition to any other remedies at law or in equity it may have, shall be entitled, without the requirement of posting of bond or other security, to equitable relief, including injunctive relief and specific performance, in connection with a breach of Section 6 or 9 by the Executive.
          (h) The provisions of this Agreement constitute the complete understanding and agreement between the parties with respect to the subject matter hereof and the Executive acknowledges that, except as set forth on Exhibit C, the Company has no obligations with respect to any retention bonuses, stay bonuses or severance payments that the Executive may be entitled to as a result of the Acquisition or the consummation of the transactions contemplated by the Acquisition Agreement.
          (i) This Agreement may be executed in two or more counterparts.
          (j) In the event any dispute or controversy arises under this Agreement and is not resolved by mutual written agreement between the Executive and the Company within 30 days after notice of the dispute is first given, then, upon the written request of the Executive or the Company, such dispute or controversy shall be submitted to arbitration to be conducted in accordance with the rules of the American Arbitration Association. Judgment may be entered thereon and the results of the arbitration will be binding and conclusive on the parties hereto. Any arbitrator’s award or finding or any judgment or verdict thereon will be final and unappealable. All parties agree that venue for arbitration will be in Denver, Colorado, and that any arbitration commenced in any other venue will be transferred to Denver, Colorado, upon the written request of any party to this Agreement. All arbitrations will have three individuals acting as arbitrators: one arbitrator will be selected by the Executive, one arbitrator will be selected by the Company, and the two arbitrators so selected will select a third arbitrator. Any arbitrator selected by a party will not be affiliated, associated or related to the party selecting that arbitrator in any matter whatsoever. The decision of the majority of the arbitrators will be binding on all parties. The Company shall be responsible for paying its own and the Executive’s attorneys fees, costs and other expenses pertaining to any such arbitration and enforcement regardless of whether an arbitrator’s award or finding or any judgment or verdict thereon is entered against the Executive. The Company shall promptly (and in no event after ten days following its receipt from the Executive of each written request therefor) reimburse the Executive for his reasonable attorneys fees, costs and other expenses pertaining to any such arbitration and the enforcement thereof.
          (k) Sections 4, 5, 6, 7, 8, 9 and 11 of this Agreement shall survive the termination of the Executive’s employment.
          (l) This Agreement shall automatically terminate on the termination of the Acquisition Agreement prior to the consummation of the Acquisition and may not be amended prior to the consummation of the Acquisition without the consent of Acquisition LP, which shall be deemed to be a third party beneficiary of this Agreement prior to the consummation of the Acquisition. Prior to the consummation of the Acquisition, Acquisition LP, on behalf of the Company, shall be entitled to terminate this Agreement without obligation on the part of the Company in the event of the Executive’s death or if the Executive becomes unable to perform his duties and obligations hereunder due to physical or mental incapacity as determined by a physician selected by Acquisition LP, on behalf of the Company, or by the Company’s insurers and such physician reasonably believes such incapacity will continue for a period of 180 days following the commencement thereof.
          (m) Except for the obligations of the Company set forth in Exhibit C hereto and as otherwise set forth in this Agreement, the Executive waives any and all rights to any retention bonus, stay bonus, or severance payments that he is otherwise legally entitled to receive from CAGCO or the Company or any of their respective affiliates.
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     IN WITNESS WHEREOF, the Executive has hereunto set the Executive’s hand and, pursuant to the authorization from the Board, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

EXECUTIVE
/s/ Danny Herron
Danny Herron

S&C HOLDCO, INC. (to be renamed SWIFT & COMPANY)
/s/ Dwight J. Goslee
By: Dwight J. Goslee
Title:	President

EXHIBIT A
Bonus Terms
     The Bonus that the Executive is eligible to receive each year under Section 2(b)(ii) of this Agreement shall be comprised 80% of an “EBITDA Target Bonus” and 20% of an “MBO Bonus.” The total annual bonus potential of Executive shall be no less than 50% of the Executive’s Annual Base Salary.
     3. EBITDA Target Bonus
     For the first fiscal year of the Company during the Employment Period the Executive’s EBITDA Target Bonus shall be calculated as follows:

	EBITDA Target	EBITDA Target
EBITDA Target (a) (b)	Bonus % (b)	Bonus Amount
$275,000,000	100%	$100,000
$245,000,000	90%	$90,000
$235,000,000	80%	$80,000
$220,000,000	70%	$70,000
Less than $220 Million	0	0

(a)	For each fiscal year of the Company after the expiration of the first fiscal year of the Company during the Employment Period, the Board of Directors of the Company shall make an annual determination of the Company’s EBITDA Target. Such determination shall be made in good faith with a reasonable basis and shall be consistent with the methodology used to establish the EBITDA Target in the Company’s annual budget. In no event shall the EBITDA Target exceed the prior year’s EBITDA Target by more than 10%.
     “EBITDA” shall be defined as the Company’s earnings before interest, taxes, depreciation, and amortization. EBITDA amounts shall be reduced by the applicable performance bonus amounts payable to the Executive and other members of the Company’s management team.
     The EBITDA Target shall be subject to proration if the first fiscal year of the Company is less than 12 months from the commencement of the Employment Period or for any subsequent partial fiscal years. In addition, the EBITDA Target shall be appropriately adjusted by the Board of Directors of the Company to reflect any divestitures of any divisions or material assets during any fiscal year.

Exhibit A - 1

     For each fiscal year (a “Subject Year”) of the Company after the expiration of the first fiscal year of the Company during the Employment Period, the percentage of the EBITDA Target Bonus payable to the Executive (“EBITDA Target Bonus Percentage”) shall be equal to the percentage of the EBIDTA Target achieved by the Company during such Subject Year; provided, however, that no EBITDA Target Bonus shall be payable if the actual EBIDTA for such Subject Year is less than 70% of the EBITDA Target. The determination of whether the Company achieved the EBITDA Target shall be made in accordance with generally accepted accounting principles consistently applied by the independent certified public accountants of the Company, whose determination shall be final and binding.
(b)	The Executive and the Board of Directors of the Company shall negotiate in good faith appropriate “stretch” Bonus amounts payable upon achievement of EBITDA amounts in excess of 100% of the EBITDA Target.
     4. MBO Bonus
     The Executive’s maximum MBO Bonus shall be based upon achievement of objective criteria established in good faith by the Board of Directors.

Exhibit A - 2

EXHIBIT B
Stock Options
     Upon the closing of the Acquisition, Executive will be granted options to purchase One Million Two Hundred Fifty Thousand (1,250,000) shares of common stock of the Company, pursuant to the Non-Qualified Stock Option Agreement (the “Stock Option Agreement”) which is attached hereto as portion of Exhibit B to the Agreement.

Exhibit B

THE SHARES ISSUABLE PURSUANT TO THIS AGREEMENT ARE SUBJECT TO AN OPTION TO REPURCHASE AND A RIGHT OF FIRST REFUSAL PROVIDED UNDER THE PROVISIONS OF THE COMPANY’S 2002 STOCK OPTION PLAN AND THIS AGREEMENT IS ENTERED INTO PURSUANT THERETO. COPIES OF THE PLAN ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
SWIFT FOODS COMPANY
2002 STOCK OPTION PLAN
NON-QUALIFIED STOCK OPTION AGREEMENT
September 19, 2002
Danny Herron
c/o Swift Foods Company
1770 Promontory Circle
Greeley, Colorado 80634
Re: Grant of Stock Option
Dear Danny:
     The Board of Directors of Swift Foods Company (the “Company”) has adopted the Company’s 2002 Stock Option Plan (the “Plan”) for certain individuals, directors and key employees of the Company and its Related Entities. A copy of the Plan is being furnished to you concurrently with the execution of this Option Agreement and shall be deemed a part of this Option Agreement as if fully set forth herein.
     The terms and provisions of that certain employment agreement between you and the Company, dated as of May 20, 2002 (together with any successor or replacement agreement, the “Employment Agreement”), that relate to or affect the Option are incorporated herein by reference. Terms not defined herein that are defined in the Employment Agreement shall have the respective meanings set forth in the Employment Agreement. Terms not defined herein that are not defined in the Employment Agreement shall have the respective meanings set forth in the Plan. In the event of any conflict or inconsistency between the terms and conditions of this Option Agreement and the terms and conditions of the Employment Agreement, the terms and conditions of the Employment Agreement shall be controlling.
     1. The Grant.
     Subject to the conditions set forth below, the Company hereby grants to you, effective as of September 19, 2002 (“Grant Date”), as a matter of separate inducement and not in lieu of any

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salary or other compensation for your services, the right and option to purchase (the “Option”), in accordance with the terms and conditions set forth herein and in the Plan, an aggregate of One Million Two Hundred Fifty Thousand (1,250,000) shares of Common Stock of the Company (the “Option Shares”), at the Exercise Price (as hereinafter defined). As used herein, the term “Exercise Price” shall mean a price equal to $1.00 per share, subject to the adjustments and limitations set forth herein and in the Plan. The Option granted hereunder is intended to constitute a Non-Qualified Option within the meaning of the Plan; however, you should consult with your tax advisor concerning the proper reporting of any federal or state tax liability that may arise as a result of the grant or exercise of the Option.
     2. Exercise and Vesting.
          (a) For purposes of this Option Agreement, the Option Shares shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares.” Except as otherwise provided in Section 3, the Option Shares shall become “Vested Shares” as follows: (i) one-quarter (1/4) of the Option Shares (i.e. 312,500 Option Shares) shall vest immediately on the Grant Date and (ii) thereafter, beginning on the last day of the month following the month in which the first annual anniversary of the Grant Date occurs, 26,042 Option Shares shall vest monthly on the last day of each month, provided that 26,030 Option Shares shall vest on the last day of the 48th month following the Grant Date, so that all of the Option Shares shall be vested four years after the Grant Date, provided, however, that vesting shall cease upon your ceasing to be an employee of the Company or a Related Entity as expressly provided in Section 3 hereof.
          (b) Notwithstanding anything to the contrary contained in this Option Agreement, in the event that a Sale of the Company or Change of Control occurs while you are an employee of the Company or any Related Entity, then all of the Option Shares shall vest and become Vested Shares immediately prior to the consummation of a Sale of the Company or Change of Control.
          (c) The Option Shares that are subject to monthly vesting in each of the second, third and fourth years after the Grant Date shall become exercisable only on the anniversary of the Grant Date occurring at the end of the twelve (12) month period during which they have vested; provided that any Vested Shares shall be exercisable immediately prior to the consummation of a Sale of the Company or a Change of Control and, subject to the other terms of this Option Agreement, immediately following a Termination of Employment. Subject to preceding sentence and the other relevant provisions and limitations contained herein and in the Plan, you may exercise the Option to purchase all or a portion of the applicable number of Vested Shares at any time prior to the termination of the Option pursuant to this Option Agreement. In no event shall you be entitled to exercise the Option for any Nonvested Shares or for a fraction of a Vested Share or for less than 100 shares (unless the number purchased is the total balance for which the Option is then exercisable).
          (d) The unexercised portion of the Option, if any, will automatically, and without notice, terminate and become null and void upon the expiration of 10 years from the Grant Date and, except as expressly provided herein, no portion of the Option may be exercised after such date.

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          (e) Any exercise by you of the Option shall be in writing addressed to the Secretary of the Company at its principal place of business (a copy of the form of exercise to be used will be available upon written request to the Secretary), specifying the Option being exercised and the number of shares of Common Stock to be purchased, and specifying a business day not more than 10 days from the date such notice is given for the payment of the purchase price against delivery of the shares of Common Stock being purchased. Subject to the terms of the Plan and this Option Agreement, the Company shall cause certificates for the shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise. The Exercise Price shall be paid by you in cash by delivery of a certified or bank check payable to the order of the Company in the full amount of the Exercise Price of the shares so purchased, or in such other manner as described in the Plan and approved by the Committee. Notwithstanding the foregoing, if permitted by law, payment may be made by: (a) cancellation of any indebtedness of the Company owed to you; (b) delivering that number of shares of Common Stock already owned by you having an aggregate Fair Market Value which shall equal the exercise price (or any portion thereof) and to deliver the shares thus acquired by you in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that you can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option; (c) by waiver of compensation owed, including any bonus (provided, however, that any bonus shall be deemed to be owed after such bonus becomes due and payable in accordance with the terms of the Employment Agreement), to you from the Company for services rendered; (d) provided that the Common Stock is “publicly traded” (as defined below), through a “same day sale” commitment from you and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (a “NASD Dealer”) whereby you irrevocably elect to exercise the Option and to sell a portion of the Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Common Stock to forward the exercise price directly to the Company; or (e) any combination of the foregoing. For purposes of this paragraph, the Common Stock shall be deemed to be “publicly traded” if it is listed or traded on the New York Stock Exchange, American Stock Exchange or Nasdaq National Market System.
     3. Termination of Employment.
     Upon the termination of your employment with the Company or any Related Entity, the Option may be exercised in accordance with the following provisions:
          (a) Death or Disability. In the case of termination of your employment with the Company or any Related Entity due to death or Disability (as defined in your Employment Agreement), all Option Shares shall vest as of the Date of Termination (as defined in your Employment Agreement) and immediately become Vested Shares, and your estate (or any Person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of your death) or your legal representative may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share

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exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (b) Good Reason; Other Than for Cause, Death or Disability. In the case of termination of your employment with the Company or any Related Entity for Good Reason (as defined in your Employment Agreement) or without Cause (as defined in your Employment Agreement) and other than due to death, Disability or a Board Determination, all Option Shares shall vest as of the Date of Termination and immediately become Vested Shares, and you may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (c) Cause or Without Good Reason. In the case of termination of your employment with the Company or any Related Entity for Cause or without Good Reason, then you shall immediately forfeit your rights under the Option as to Option Shares which are Nonvested Shares immediately prior to the Date of Termination, however, you may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (d) Board Determination. In the case of termination of your employment with the Company or any Related Entity pursuant to a Board Determination (as defined in your Employment Agreement), then you shall immediately forfeit your rights under the Option as to Option Shares which are Nonvested Shares immediately prior to the Date of Termination, however, you may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.

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     4. Transferability.
     Except as provided in Section 7 hereof, the Option and any rights or interests therein will be assignable or transferable by you only as provided in Section 11 of the Plan and by will or the laws of descent and distribution. Any Option Shares received upon exercise of this Option are subject to the Company’s Right of First Refusal (as defined in the Plan).
     To assure the enforceability of the Company’s rights under this Section 4 in regard to the Right of First Refusal, each certificate or instrument representing Common Stock held by you shall bear a conspicuous legend in substantially the following form:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL PROVIDED UNDER THE COMPANY’S 2002 STOCK OPTION PLAN ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN IS AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
     5. Registration.
     The Company shall not in any event be obligated to file any registration statement under the Securities Act or any applicable state securities laws to permit exercise of the Option or to issue any Common Stock in violation of the Securities Act or any applicable state securities laws. You (or in the event of your death or, in the event a legal representative has been appointed in connection with your Disability, the Person exercising the Option) shall, as a condition to your right to exercise the Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of the Option Shares pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities laws.
     Certificates for Option Shares, when issued, shall have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:
THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.
     The foregoing legend may not be required for Option Shares issued pursuant to an effective, registration statement under the Securities Act and in accordance with applicable state securities laws.

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     6. Withholding Taxes.
     By acceptance hereof, you hereby (i) agree to reimburse the Company or any Related Entity by which you are employed for any federal, state or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of your exercise of all or a portion of the Option, (ii) authorize the Company or any Related Entity by which you are employed to withhold from any cash compensation paid to you or on your behalf, an amount sufficient to discharge any federal, state and local taxes imposed on the Company, or the Related Entity by which you are employed, and which otherwise has not been reimbursed by you, in respect of your exercise of all or a portion of the Option, and (iii) agree that the Company may, in its discretion, hold the stock certificate to which you are entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.
     7. Purchase Option.
          (a) If (i) your employment with the Company or a Related Entity terminates for any reason at any time or (ii) a Sale of the Company or a Change of Control occurs, the Company (and/or its designees) shall have the option (the “Purchase Option”) to purchase, and you or your transferees (or your executor or the administrator of your estate or the Person who acquired the right to exercise the Option by transfer, bequest or inheritance, in the event of your death, or your legal representative in the event of your incapacity (hereinafter, collectively with you, the “Grantor”)) shall sell to the Company and/or its assignee(s), all or any portion (at the Company’s option) of the Option Shares and/or the Option held by the Grantor (such Option Shares and Option collectively being referred to as the “Purchasable Shares”), subject to the Company’s compliance with the conditions hereinafter set forth.
          (b) The Company shall give notice in writing to the Grantor of the exercise of the Purchase Option within six (6) months from the date of the termination of your employment or engagement or such Sale of the Company or Change of Control. Such notice shall state the number of Purchasable Shares to be purchased and the determination of the Board of Directors of the Fair Market Value per share of such Purchasable Shares. If no notice is given within the time limit specified above, the Purchase Option shall terminate.
          (c) The purchase price to be paid for the Purchasable Shares purchased pursuant to the Purchase Option shall be, in the case of any Option Shares, an amount equal to the Fair Market Value per share as of the date of the notice of exercise of the Purchase Option multiplied by the number of shares being purchased, and in the case of the Option (including Vested and Nonvested Shares subject to such Option), an amount equal to the Fair Market Value per share less the applicable per share Exercise Price multiplied by the number of Vested Shares subject to such Option which are being purchased. Any purchase price shall be paid in cash. The closing of such purchase shall take place at the Company’s principal executive offices within ten (10) days after the purchase price has been determined. At such closing, the Grantor shall deliver to the purchasers the certificates or instruments evidencing the Purchasable Shares being purchased, duly endorsed (or accompanied by duly executed stock powers) and otherwise

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in good form for delivery, against payment of the purchase price by check of the purchasers. In the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Shares by the scheduled closing date, at the option of the purchasers the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of all unpaid indebtedness for which such Purchasable Shares are then pledged or encumbered.
          (d) To assure the enforceability of the Company’s rights under this Section 7, each certificate or instrument representing Common Stock held by you shall bear a conspicuous legend in substantially the following form:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COMPANY’S 2002 STOCK OPTION PLAN. A COPY OF SUCH OPTION PLAN IS AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
          (e) The Company’s rights under this Section 7 shall terminate upon the consummation of a Qualifying Public Offering.
     8. Consent to Approved Sale.
     If the Board and the holders of a majority of the Common Stock then outstanding approve the Sale of the Company to an independent third party (the “Approved Sale”), you shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as a sale of capital stock, you shall agree to sell all of your Option Shares and rights to acquire Option Shares on the terms and conditions approved by the Board of Directors and the holders of a majority of the Common Stock then outstanding. You shall take all necessary and desirable actions in connection with the consummation of the Approved Sale. For purposes of this Section 8, an “independent third party” is any person who does not own in excess of 5% of the Common Stock on a fully-diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of the Common Stock and who is not the spouse, ancestor, descendant (by birth or adoption) or descendent of a grandparent of any such 5% owner of the Common Stock. If the Company or the holders of the Company’s securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated pursuant to the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), you shall, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501 promulgated pursuant to the Securities Act) reasonably acceptable to the Company. If you appoint the purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if you decline to appoint the purchaser representative designated by the Company you shall appoint another purchaser representative (reasonably acceptable to the Company), and you shall be responsible for the fees of the purchaser representative so appointed.

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     9. Adjustments.
     In the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, a “Reorganization”), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization. Any fractional shares or interests resulting from such adjustment shall be eliminated.
     10. Miscellaneous.
          (a) This Option Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan, provided, however, that the express terms and provisions of this Option Agreement are intended to modify certain terms and provisions of the Plan. In the event of any conflict or inconsistency between the express terms and provisions of this Option Agreement and the terms of the Plan, the terms of this Option Agreement shall be controlling.
          (b) This Option Agreement is not a contract of employment and the terms of your employment shall not be affected by, or construed to be affected by, this Option Agreement, except to the extent specifically provided herein. Nothing herein shall impose, or be construed as imposing, any obligation (i) on the part of the Company or any Related Entity to continue your employment, or (ii) on your part to remain in the employ of the Company or any Related Entity.
          (c) Unless the managing underwriter otherwise agrees, in connection with any Qualifying Public Offering or subsequent underwritten public offering of equity securities of the Company, you agree not to effect any public sale or private offer or distribution of any shares of Common Stock during the ten business days prior to the effectiveness under the Securities Act of the registration statement filed in respect of such offering and during such time period after the effectiveness under the Securities Act of such registration statement (not to exceed 180 days) (except if applicable as part of such offering) as the Company and the managing underwriter may agree.
          (d) You shall not have any of the rights of a stockholder with respect to the shares of Common Stock underlying the Option until the Option is exercised and you receive such shares.
          (e) For purposes of this Option Agreement, the following terms shall have the respective meanings indicated:
               (i) “CAGCO Group” shall mean CAGCO and its Subsidiaries.
               (ii) “Change of Control” shall mean the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of

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related Persons for purposes of Section 13(d) of the Exchange Act, other than one or more members of the HMC Group, (ii) a majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors; or (iii) the acquisition after the date of acceptance of this Plan by any Person or Group (other than one or more members of the HMC Group or the CAGCO Group) of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company.
               (iii) “Designated Date” shall mean the first date on which the Company shall have consummated a Qualifying Public Offering.
          (f) This Option Agreement may be amended as provided in Section 19 of the Plan.
[Remainder of this page intentionally left blank]

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     Please indicate your acceptance of all the terms and conditions of the Option and the Plan by signing and returning a copy of this Option Agreement.

Very truly yours,

SWIFT FOODS COMPANY

By:

Name:

Title:

ACCEPTED:

Danny Herron

Employee Social Security Number or
Taxpayer Identification Number

Date: September 19, 2002
Signature page — Stock Option Agreement

EXHIBIT C
Non-Waived Retention Bonuses, Stay Bonuses and Severance Payments
     Executive is entitled to receive a Three Hundred Fifteen Thousand Dollar ($315,000) “stay bonus” to be paid by the Company to the Executive within 15 days of the closing of the Acquisition.
Exhibit C

     FIRST AMENDMENT TO HERRON EXECUTIVE EMPLOYMENT AGREEMENT made and entered into as of July 12, 2002, by and between Swift Foods Company, formerly known as S&C Holdco, Inc., a Delaware corporation (“Holdco”) and Danny Herron (“Herron”).
RECITALS:
     WHEREAS, the parties hereto are parties to the Executive Employment Agreement dated May 20, 2002 (the “Agreement”);
     WHEREAS, the Agreement was prepared in a manner that anticipated Holdco’s name to be changed to “Swift & Company”;
     WHEREAS, the parties desire to amend the Agreement to provide and reflect that Holdco’s name shall be changed to “Swift Foods Company” rather than “Swift & Company”;
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
     1. Corporate Name Change of Holdco in Agreement. The Agreement is hereby amended to reflect that Holdco’s name shall be changed to “Swift Foods Company” rather than “Swift & Company.”
     2. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement.
     3. Amendments. This First Amendment to Herron Executive Employment Agreement shall not be amended except in a writing signed by the parties hereto.
     4. Counterparts. This First Amendment to Herron Executive Employment Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same instrument.
     5. Applicable Law. This First Amendment to Herron Executive Employment Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed in Delaware.
     6. Consent to Jurisdiction. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR DELAWARE STATE COURT SITTING IN WILMINGTON, DELAWARE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR

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PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.
[SIGNATURE PAGE FOLLOWS]

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     The undersigned parties have executed this First Amendment to Herron Executive Employment Agreement as of the dated first set forth above.

EXECUTIVE

/s/ Danny Herron

Danny Herron

SWIFT FOODS COMPANY

By:	/s/ Dwight J. Goslee

Dwight J. Goslee, President

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     SECOND AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of November 3, 2004, by and among SFC Inc. (formerly known as Swift Foods Company), a Delaware corporation (the “Company”), Swift Foods Company (formerly known as Rawhide Subsidiary 1 Inc.), a Delaware corporation (“New SFC”), and Danny Herron (“Herron”).
RECITALS:
     WHEREAS, the parties hereto are parties to the Executive Employment Agreement, dated May 20, 2002, as amended by that certain First Amendment to Executive Employment Agreement, dated July 12, 2002, by and between the parties (as amended, the “Agreement”).
     WHEREAS, in contemplation of certain corporate restructuring changes to and by the Company and certain of its subsidiaries, the Agreement is to be amended such that all references contained therein to Holdco or Swift Foods Company shall refer instead to New SFC and New SFC shall assume all the rights and obligations of Holdco or Swift Foods Company under the Agreement.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
     1. References and Assumption of Agreement. The Agreement is hereby amended such that all references contained therein to Holdco or Swift Foods Company shall refer instead to New SFC and New SFC shall assume all the rights and obligations of Holdco or Swift Foods Company under the Agreement.
     2. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement.
     3. Amendments. This Amendment not be amended except in a writing signed by the parties hereto.
     4. Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same instrument.
     5. Applicable Law. This Amendment and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed in Delaware.
     6. Consent to Jurisdiction. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR DELAWARE STATE COURT SITTING IN WILMINGTON, DELAWARE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW

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OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM.
[Remainder of page intentionally left blank]

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     The undersigned parties have executed this Amendment as of the dated first set forth above.

EXECUTIVE

/s/ Danny Herron

Danny Herron

SWIFT FOODS COMPANY
(formerly known as Rawhide Subsidiary 1 Inc.)

By:	/s/ Donald F. Wiseman

Name: Donald F. Wiseman
Title: Vice President

SFC INC.
(formerly known as Swift Foods Company)

By:	/s/ Donald F. Wiseman

Name: Donald F. Wiseman
Title: Vice President

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EXHIBIT B
Option Agreements
Exhibit B

THE SHARES ISSUABLE PURSUANT TO THIS AGREEMENT ARE SUBJECT TO AN OPTION TO REPURCHASE AND A RIGHT OF FIRST REFUSAL PROVIDED UNDER THE PROVISIONS OF THE COMPANY’S 2002 STOCK OPTION PLAN AND THIS AGREEMENT IS ENTERED INTO PURSUANT THERETO. COPIES OF THE PLAN ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
SWIFT FOODS COMPANY
2002 STOCK OPTION PLAN
NON-QUALIFIED STOCK OPTION AGREEMENT
September 19, 2002
Danny Herron
c/o Swift Foods Company
1770 Promontory Circle
Greeley, Colorado 80634
Re: Grant of Stock Option
Dear Danny:
     The Board of Directors of Swift Foods Company (the “Company”) has adopted the Company’s 2002 Stock Option Plan (the “Plan”) for certain individuals, directors and key employees of the Company and its Related Entities. A copy of the Plan is being furnished to you concurrently with the execution of this Option Agreement and shall be deemed a part of this Option Agreement as if fully set forth herein.
     The terms and provisions of that certain employment agreement between you and the Company, dated as of May 20, 2002 (together with any successor or replacement agreement, the “Employment Agreement”), that relate to or affect the Option are incorporated herein by reference. Terms not defined herein that are defined in the Employment Agreement shall have the respective meanings set forth in the Employment Agreement. Terms not defined herein that are not defined in the Employment Agreement shall have the respective meanings set forth in the Plan. In the event of any conflict or inconsistency between the terms and conditions of this Option Agreement and the terms and conditions of the Employment Agreement, the terms and conditions of the Employment Agreement shall be controlling.
     1. The Grant.

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          Subject to the conditions set forth below, the Company hereby grants to you, effective as of September 19, 2002 (“Grant Date”), as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option to purchase (the “Option”), in accordance with the terms and conditions set forth herein and in the Plan, an aggregate of One Million Two Hundred Fifty Thousand (1,250,000) shares of Common Stock of the Company (the “Option Shares”), at the Exercise Price (as hereinafter defined). As used herein, the term “Exercise Price” shall mean a price equal to $1.00 per share, subject to the adjustments and limitations set forth herein and in the Plan. The Option granted hereunder is intended to constitute a Non-Qualified Option within the meaning of the Plan; however, you should consult with your tax advisor concerning the proper reporting of any federal or state tax liability that may arise as a result of the grant or exercise of the Option.
     2. Exercise and Vesting.
          (a) For purposes of this Option Agreement, the Option Shares shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares.” Except as otherwise provided in Section 3, the Option Shares shall become “Vested Shares” as follows: (i) one-quarter (1/4) of the Option Shares (i.e. 312,500 Option Shares) shall vest immediately on the Grant Date and (ii) thereafter, beginning on the last day of the month following the month in which the first annual anniversary of the Grant Date occurs, 26,042 Option Shares shall vest monthly on the last day of each month, provided that 26,030 Option Shares shall vest on the last day of the 48th month following the Grant Date, so that all of the Option Shares shall be vested four years after the Grant Date, provided, however, that vesting shall cease upon your ceasing to be an employee of the Company or a Related Entity as expressly provided in Section 3 hereof.
          (b) Notwithstanding anything to the contrary contained in this Option Agreement, in the event that a Sale of the Company or Change of Control occurs while you are an employee of the Company or any Related Entity, then all of the Option Shares shall vest and become Vested Shares immediately prior to the consummation of a Sale of the Company or Change of Control.
          (c) The Option Shares that are subject to monthly vesting in each of the second, third and fourth years after the Grant Date shall become exercisable only on the anniversary of the Grant Date occurring at the end of the twelve (12) month period during which they have vested; provided that any Vested Shares shall be exercisable immediately prior to the consummation of a Sale of the Company or a Change of Control and, subject to the other terms of this Option Agreement, immediately following a Termination of Employment. Subject to preceding sentence and the other relevant provisions and limitations contained herein and in the Plan, you may exercise the Option to purchase all or a portion of the applicable number of Vested Shares at any time prior to the termination of the Option pursuant to this Option Agreement. In no event shall you be entitled to exercise the Option for any Nonvested Shares or for a fraction of a Vested Share or for less than 100 shares (unless the number purchased is the total balance for which the Option is then exercisable).
          (d) The unexercised portion of the Option, if any, will automatically, and without notice, terminate and become null and void upon the expiration of 10 years from the

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Grant Date and, except as expressly provided herein, no portion of the Option may be exercised after such date.
          (e) Any exercise by you of the Option shall be in writing addressed to the Secretary of the Company at its principal place of business (a copy of the form of exercise to be used will be available upon written request to the Secretary), specifying the Option being exercised and the number of shares of Common Stock to be purchased, and specifying a business day not more than 10 days from the date such notice is given for the payment of the purchase price against delivery of the shares of Common Stock being purchased. Subject to the terms of the Plan and this Option Agreement, the Company shall cause certificates for the shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise. The Exercise Price shall be paid by you in cash by delivery of a certified or bank check payable to the order of the Company in the full amount of the Exercise Price of the shares so purchased, or in such other manner as described in the Plan and approved by the Committee. Notwithstanding the foregoing, if permitted by law, payment may be made by: (a) cancellation of any indebtedness of the Company owed to you; (b) delivering that number of shares of Common Stock already owned by you having an aggregate Fair Market Value which shall equal the exercise price (or any portion thereof) and to deliver the shares thus acquired by you in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that you can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option; (c) by waiver of compensation owed, including any bonus (provided, however, that any bonus shall be deemed to be owed after such bonus becomes due and payable in accordance with the terms of the Employment Agreement), to you from the Company for services rendered; (d) provided that the Common Stock is “publicly traded” (as defined below), through a “same day sale” commitment from you and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (a “NASD Dealer”) whereby you irrevocably elect to exercise the Option and to sell a portion of the Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Common Stock to forward the exercise price directly to the Company; or (e) any combination of the foregoing. For purposes of this paragraph, the Common Stock shall be deemed to be “publicly traded” if it is listed or traded on the New York Stock Exchange, American Stock Exchange or Nasdaq National Market System.
     3. Termination of Employment.
     Upon the termination of your employment with the Company or any Related Entity, the Option may be exercised in accordance with the following provisions:
          (a) Death or Disability. In the case of termination of your employment with the Company or any Related Entity due to death or Disability (as defined in your Employment Agreement), all Option Shares shall vest as of the Date of Termination (as defined in your Employment Agreement) and immediately become Vested Shares, and your estate (or any Person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of your death) or your legal representative may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of

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Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (b) Good Reason; Other Than for Cause, Death or Disability. In the case of termination of your employment with the Company or any Related Entity for Good Reason (as defined in your Employment Agreement) or without Cause (as defined in your Employment Agreement) and other than due to death, Disability or a Board Determination, all Option Shares shall vest as of the Date of Termination and immediately become Vested Shares, and you may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (c) Cause or Without Good Reason. In the case of termination of your employment with the Company or any Related Entity for Cause or without Good Reason, then you shall immediately forfeit your rights under the Option as to Option Shares which are Nonvested Shares immediately prior to the Date of Termination, however, you may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (d) Board Determination. In the case of termination of your employment with the Company or any Related Entity pursuant to a Board Determination (as defined in your Employment Agreement), then you shall immediately forfeit your rights under the Option as to Option Shares which are Nonvested Shares immediately prior to the Date of Termination, however, you may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.

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     4. Transferability.
     Except as provided in Section 7 hereof, the Option and any rights or interests therein will be assignable or transferable by you only as provided in Section 11 of the Plan and by will or the laws of descent and distribution. Any Option Shares received upon exercise of this Option are subject to the Company’s Right of First Refusal (as defined in the Plan).
     To assure the enforceability of the Company’s rights under this Section 4 in regard to the Right of First Refusal, each certificate or instrument representing Common Stock held by you shall bear a conspicuous legend in substantially the following form:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL PROVIDED UNDER THE COMPANY’S 2002 STOCK OPTION PLAN ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN IS AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
     5. Registration.
     The Company shall not in any event be obligated to file any registration statement under the Securities Act or any applicable state securities laws to permit exercise of the Option or to issue any Common Stock in violation of the Securities Act or any applicable state securities laws. You (or in the event of your death or, in the event a legal representative has been appointed in connection with your Disability, the Person exercising the Option) shall, as a condition to your right to exercise the Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of the Option Shares pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities laws.
     Certificates for Option Shares, when issued, shall have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:
THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.
     The foregoing legend may not be required for Option Shares issued pursuant to an effective, registration statement under the Securities Act and in accordance with applicable state securities laws.

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     6. Withholding Taxes.
     By acceptance hereof, you hereby (i) agree to reimburse the Company or any Related Entity by which you are employed for any federal, state or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of your exercise of all or a portion of the Option, (ii) authorize the Company or any Related Entity by which you are employed to withhold from any cash compensation paid to you or on your behalf, an amount sufficient to discharge any federal, state and local taxes imposed on the Company, or the Related Entity by which you are employed, and which otherwise has not been reimbursed by you, in respect of your exercise of all or a portion of the Option, and (iii) agree that the Company may, in its discretion, hold the stock certificate to which you are entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.
     7. Purchase Option.
          (a) If (i) your employment with the Company or a Related Entity terminates for any reason at any time or (ii) a Sale of the Company or a Change of Control occurs, the Company (and/or its designees) shall have the option (the “Purchase Option”) to purchase, and you or your transferees (or your executor or the administrator of your estate or the Person who acquired the right to exercise the Option by transfer, bequest or inheritance, in the event of your death, or your legal representative in the event of your incapacity (hereinafter, collectively with you, the “Grantor”)) shall sell to the Company and/or its assignee(s), all or any portion (at the Company’s option) of the Option Shares and/or the Option held by the Grantor (such Option Shares and Option collectively being referred to as the “Purchasable Shares”), subject to the Company’s compliance with the conditions hereinafter set forth.
          (b) The Company shall give notice in writing to the Grantor of the exercise of the Purchase Option within six (6) months from the date of the termination of your employment or engagement or such Sale of the Company or Change of Control. Such notice shall state the number of Purchasable Shares to be purchased and the determination of the Board of Directors of the Fair Market Value per share of such Purchasable Shares. If no notice is given within the time limit specified above, the Purchase Option shall terminate.
          (c) The purchase price to be paid for the Purchasable Shares purchased pursuant to the Purchase Option shall be, in the case of any Option Shares, an amount equal to the Fair Market Value per share as of the date of the notice of exercise of the Purchase Option multiplied by the number of shares being purchased, and in the case of the Option (including Vested and Nonvested Shares subject to such Option), an amount equal to the Fair Market Value per share less the applicable per share Exercise Price multiplied by the number of Vested Shares subject to such Option which are being purchased. Any purchase price shall be paid in cash. The closing of such purchase shall take place at the Company’s principal executive offices within ten (10) days after the purchase price has been determined. At such closing, the Grantor shall deliver to the purchasers the certificates or instruments evidencing the Purchasable Shares being purchased, duly endorsed (or accompanied by duly executed stock powers) and otherwise

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in good form for delivery, against payment of the purchase price by check of the purchasers. In the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Shares by the scheduled closing date, at the option of the purchasers the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of all unpaid indebtedness for which such Purchasable Shares are then pledged or encumbered.
          (d) To assure the enforceability of the Company’s rights under this Section 7, each certificate or instrument representing Common Stock held by you shall bear a conspicuous legend in substantially the following form:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COMPANY’S 2002 STOCK OPTION PLAN. A COPY OF SUCH OPTION PLAN IS AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
          (e) The Company’s rights under this Section 7 shall terminate upon the consummation of a Qualifying Public Offering
     8. Consent to Approved Sale.
     If the Board and the holders of a majority of the Common Stock then outstanding approve the Sale of the Company to an independent third party (the “Approved Sale”), you shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as a sale of capital stock, you shall agree to sell all of your Option Shares and rights to acquire Option Shares on the terms and conditions approved by the Board of Directors and the holders of a majority of the Common Stock then outstanding. You shall take all necessary and desirable actions in connection with the consummation of the Approved Sale. For purposes of this Section 8, an “independent third party” is any person who does not own in excess of 5% of the Common Stock on a fully-diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of the Common Stock and who is not the spouse, ancestor, descendant (by birth or adoption) or descendent of a grandparent of any such 5% owner of the Common Stock. If the Company or the holders of the Company’s securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated pursuant to the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), you shall, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501 promulgated pursuant to the Securities Act) reasonably acceptable to the Company. If you appoint the purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if you decline to appoint the purchaser representative designated by the Company you shall appoint another purchaser representative (reasonably acceptable to the Company), and you shall be responsible for the fees of the purchaser representative so appointed.

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     9. Adjustments.
     In the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, a “Reorganization”), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization. Any fractional shares or interests resulting from such adjustment shall be eliminated.
     10. Miscellaneous.
          (a) This Option Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan, provided, however, that the express terms and provisions of this Option Agreement are intended to modify certain terms and provisions of the Plan. In the event of any conflict or inconsistency between the express terms and provisions of this Option Agreement and the terms of the Plan, the terms of this Option Agreement shall be controlling.
          (b) This Option Agreement is not a contract of employment and the terms of your employment shall not be affected by, or construed to be affected by, this Option Agreement, except to the extent specifically provided herein. Nothing herein shall impose, or be construed as imposing, any obligation (i) on the part of the Company or any Related Entity to continue your employment, or (ii) on your part to remain in the employ of the Company or any Related Entity.
          (c) Unless the managing underwriter otherwise agrees, in connection with any Qualifying Public Offering or subsequent underwritten public offering of equity securities of the Company, you agree not to effect any public sale or private offer or distribution of any shares of Common Stock during the ten business days prior to the effectiveness under the Securities Act of the registration statement filed in respect of such offering and during such time period after the effectiveness under the Securities Act of such registration statement (not to exceed 180 days) (except if applicable as part of such offering) as the Company and the managing underwriter may agree.
          (d) You shall not have any of the rights of a stockholder with respect to the shares of Common Stock underlying the Option until the Option is exercised and you receive such shares.
          (e) For purposes of this Option Agreement, the following terms shall have the respective meanings indicated:
               (i) “CAGCO Group” shall mean CAGCO and its Subsidiaries.
               (ii) “Change of Control” shall mean the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of

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related Persons for purposes of Section 13(d) of the Exchange Act, other than one or more members of the HMC Group, (ii) a majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors; or (iii) the acquisition after the date of acceptance of this Plan by any Person or Group (other than one or more members of the HMC Group or the CAGCO Group) of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company.
               (iii) “Designated Date” shall mean the first date on which the Company shall have consummated a Qualifying Public Offering.
          (f) This Option Agreement may be amended as provided in Section 19 of the Plan.
[Remainder of this page intentionally left blank]

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     Please indicate your acceptance of all the terms and conditions of the Option and the Plan by signing and returning a copy of this Option Agreement.

Very truly yours,

SWIFT FOODS COMPANY

By: /s/ John N. Simons

Name: John N. Simons
Title: President and CEO

ACCEPTED:

/s/ Danny Herron

Danny Herron

Employee Social Security Number or
Taxpayer Identification Number

Date: September 19, 2002
Signature Page — Stock Option Agreement

AMENDMENT NO. 1
TO
SWIFT FOODS COMPANY
STOCK OPTION AGREEMENT
     This Amendment No. 1 (the “Amendment”) is entered into as of May 10, 2005, between Swift Foods Company, a Delaware corporation, and Danny Herron (the “Option Holder”), and amends that certain Stock Option Agreement (the “Agreement”) dated September 19, 2002 between Swift Foods Company, a Delaware corporation (“Old SFC”), and the Option Holder relating to One Million Two Hundred Fifty Thousand (1,250,000) shares (the “Shares”) of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”). Capitalized terms not otherwise defined in this Amendment shall have the same meaning as in the Agreement.
     WHEREAS, pursuant to an Agreement and Plan of Merger, dated November 3, 2004, by and among Old SFC, Rawhide Subsidiary 1, Inc., a Delaware corporation (“Rawhide Sub 1”), and Rawhide Subsidiary 3, Inc., a Delaware corporation (“Rawhide Sub 3”), Old SFC merged with and into Rawhide Sub 3, with Rawhide Sub 3 as the surviving entity (the “Merger”);
     WHEREAS, pursuant to the Merger, Rawhide Sub 1 assumed the Swift Foods Company 2002 Stock Option Plan previously adopted by Old SFC (the “Plan”); and
     WHEREAS, immediately following the Merger, Rawhide Sub 1 changed its name to Swift Foods Company (the “Company”).
     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both parties, the Company and the Option Holder agree that the Agreement shall be amended as follows:
     1. The Exercise Price for the shares covered by the Option pursuant to the Agreement is hereby amended to reduce such exercise price or purchase price from $1.00 per share to $0.14 per share.
     2. Section 10(e) of the Agreement is deleted in its entirety.
     3. Except as amended hereby, the Agreement shall not be deemed otherwise amended.
     Executed effective as of the date and year above written.

COMPANY:

SWIFT FOODS COMPANY

By:	/s/ Jack Shandley

Name: Jack Shandley
Title: Vice President, Human Resources

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OPTION HOLDER:

/s/ Danny Herron

(Signature)

Danny Herron

(Print or type name)

2

THE SHARES ISSUABLE PURSUANT TO THIS AGREEMENT ARE SUBJECT TO AN OPTION TO REPURCHASE AND A RIGHT OF FIRST REFUSAL PROVIDED UNDER THE PROVISIONS OF THE COMPANY’S 2002 STOCK OPTION PLAN AND THIS AGREEMENT IS ENTERED INTO PURSUANT THERETO. COPIES OF THE PLAN ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
SWIFT FOODS COMPANY
2002 STOCK OPTION PLAN
NON-QUALIFIED STOCK OPTION AGREEMENT
January 25, 2005
Danny Herron
c/o Swift Foods Company
1770 Promontory Circle
Greeley, Colorado 80634

Re:	Grant of Stock Option
Dear Danny:
     The Board of Directors of Swift Foods Company (the “Company”) has adopted the Company’s 2002 Stock Option Plan, as amended (the “Plan”), for certain individuals, directors and key employees of the Company and its Related Entities. A copy of the Plan is being furnished to you concurrently with the execution of this Option Agreement and shall be deemed a part of this Option Agreement as if fully set forth herein.
     The terms and provisions of that certain employment agreement between you and the Company, dated as of May 20, 2002 (together with any successor or replacement agreement, the “Employment Agreement”), that relate to or affect the Option are incorporated herein by reference. Terms not defined herein that are defined in the Employment Agreement shall have the respective meanings set forth in the Employment Agreement. Terms not defined herein that are not defined in the Employment Agreement shall have the respective meanings set forth in the Plan. In the event of any conflict or inconsistency between the terms and conditions of this Option Agreement and the terms and conditions of the Employment Agreement, the terms and conditions of the Employment Agreement shall be controlling.
     1. The Grant.
     Subject to the conditions set forth below, the Company hereby grants to you, effective as of January 25, 2005 (“Grant Date”), as a matter of separate inducement and not in lieu of any

1

salary or other compensation for your services, the right and option to purchase (the “Option”), in accordance with the terms and conditions set forth herein and in the Plan, an aggregate of Four Hundred Thousand (400,000) shares of Common Stock of the Company (the “Option Shares”), at the Exercise Price (as hereinafter defined). As used herein, the term “Exercise Price” shall mean a price equal to $2.11 per share, subject to the adjustments and limitations set forth herein and in the Plan. The Option granted hereunder is intended to constitute a Non-Qualified Option within the meaning of the Plan; however, you should consult with your tax advisor concerning the proper reporting of any federal or state tax liability that may arise as a result of the grant or exercise of the Option.
     2. Exercise and Vesting.
          (a) For purposes of this Option Agreement, the Option Shares shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares.” Except as otherwise provided in Section 3, the Option Shares shall become “Vested Shares” as follows: (i) one-quarter (1/4) of the Option Shares (i.e. 100,000 Option Shares) shall vest immediately on the Grant Date and (ii) thereafter, beginning on the last day of the month following the month in which the first annual anniversary of the Grant Date occurs, 8,333 Option Shares shall vest monthly on the last day of each month, provided that 8,345 Option Shares shall vest on the last day of the 48th month following the Grant Date, so that all of the Option Shares shall be vested four years after the Grant Date, provided, however, that vesting shall cease upon your ceasing to be an employee of the Company or a Related Entity as expressly provided in Section 3 hereof.
          (b) Notwithstanding anything to the contrary contained in this Option Agreement, in the event that a Sale of the Company or Change of Control occurs while you are an employee of the Company or any Related Entity, then all of the Option Shares shall vest and become Vested Shares immediately prior to the consummation of a Sale of the Company or Change of Control.
          (c) The Option Shares that are subject to monthly vesting in each of the second, third and fourth years after the Grant Date shall become exercisable only on the anniversary of the Grant Date occurring at the end of the twelve (12) month period during which they have vested; provided that any Vested Shares shall be exercisable immediately prior to the consummation of a Sale of the Company or a Change of Control and, subject to the other terms of this Option Agreement, immediately following a Termination of Employment. Subject to preceding sentence and the other relevant provisions and limitations contained herein and in the Plan, you may exercise the Option to purchase all or a portion of the applicable number of Vested Shares at any time prior to the termination of the Option pursuant to this Option Agreement. In no event shall you be entitled to exercise the Option for any Nonvested Shares or for a fraction of a Vested Share or for less than 100 shares (unless the number purchased is the total balance for which the Option is then exercisable).
          (d) The unexercised portion of the Option, if any, will automatically, and without notice, terminate and become null and void upon the expiration of 10 years from the Grant Date and, except as expressly provided herein, no portion of the Option may be exercised after such date.

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          (e) Any exercise by you of the Option shall be in writing addressed to the Secretary of the Company at its principal place of business (a copy of the form of exercise to be used will be available upon written request to the Secretary), specifying the Option being exercised and the number of shares of Common Stock to be purchased, and specifying a business day not more than 10 days from the date such notice is given for the payment of the purchase price against delivery of the shares of Common Stock being purchased. Subject to the terms of the Plan and this Option Agreement, the Company shall cause certificates for the shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise. The Exercise Price shall be paid by you in cash by delivery of a certified or bank check payable to the order of the Company in the full amount of the Exercise Price of the shares so purchased, or in such other manner as described in the Plan and approved by the Committee. Notwithstanding the foregoing, if permitted by law, payment may be made by: (a) cancellation of any indebtedness of the Company owed to you; (b) delivering that number of shares of Common Stock already owned by you having an aggregate Fair Market Value which shall equal the exercise price (or any portion thereof) and to deliver the shares thus acquired by you in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that you can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option; (c) by waiver of compensation owed, including any bonus, to you from the Company for services rendered; (d) provided that the Common Stock is “publicly traded” (as defined below), through a “same day sale” commitment from you and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (a “NASD Dealer”) whereby you irrevocably elect to exercise the Option and to sell a portion of the Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Common Stock to forward the exercise price directly to the Company; or (e) any combination of the foregoing. For purposes of this paragraph, the Common Stock shall be deemed to be “publicly traded” if it is listed or traded on the New York Stock Exchange, American Stock Exchange or Nasdaq National Market System.
     3. Termination of Employment.
     Upon the termination of your employment with the Company or any Related Entity, the Option may be exercised in accordance with the following provisions:
          (a) Death or Disability. In the case of termination of your employment with the Company or any Related Entity due to death or Disability, all Option Shares shall vest as of the of termination and immediately become Vested Shares, and your estate (or any Person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of your death) or your legal representative may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.

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          (b) Good Reason; Other Than for Cause, Death or Disability. In the case of termination of your employment with the Company or any Related Entity without Good Reason (as defined in your Employment Agreement) or without Cause (as defined in your Employment Agreement) and other than due to death, Disability or a Board Determination, all Option Shares shall vest as of the Date of Termination and immediately become Vested Shares, and you may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (c) Cause or Without Good Reason. In the case of termination of your employment with the Company or any Related Entity for Cause or without Good Reason, then you shall immediately forfeit your rights under the Option as to Option Shares which are Nonvested Shares immediately prior to the Date of Termination, however, you may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (d) Board Determination. In the case of termination of your employment with the Company or any Related Entity pursuant to a Board Determination (as defined in your Employment Agreement), then you shall immediately forfeit your rights under the Option as to Option Shares which are Nonvested Shares immediately prior to the Date of Termination, however, you may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
     4. Transferability.
     Except as provided in Section 7 hereof, the Option and any rights or interests therein will be assignable or transferable by you only as provided in Section 11 of the Plan and by will or the laws of descent and distribution. Any Option Shares received upon exercise of this Option are subject to the Company’s Right of First Refusal (as defined in the Plan).

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     To assure the enforceability of the Company’s rights under this Section 4 in regard to the Right of First Refusal, each certificate or instrument representing Common Stock held by you shall bear a conspicuous legend in substantially the following form:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL PROVIDED UNDER THE COMPANY’S 2002 STOCK OPTION PLAN ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN IS AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
     5. Registration.
     The Company shall not in any event be obligated to file any registration statement under the Securities Act or any applicable state securities laws to permit exercise of the Option or to issue any Common Stock in violation of the Securities Act or any applicable state securities laws. You (or in the event of your death or, in the event a legal representative has been appointed in connection with your Disability, the Person exercising the Option) shall, as a condition to your right to exercise the Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of the Option Shares pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities laws.
     Certificates for Option Shares, when issued, shall have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:
THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.
     The foregoing legend may not be required for Option Shares issued pursuant to an effective, registration statement under the Securities Act and in accordance with applicable state securities laws.
     6. Withholding Taxes.
     By acceptance hereof, you hereby (i) agree to reimburse the Company or any Related Entity by which you are employed for any federal, state or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of your exercise of all or a portion of the Option, (ii) authorize the Company or any Related Entity by which you are employed to withhold from any cash compensation paid to you or on your behalf, an amount

5

sufficient to discharge any federal, state and local taxes imposed on the Company, or the Related Entity by which you are employed, and which otherwise has not been reimbursed by you, in respect of your exercise of all or a portion of the Option, and (iii) agree that the Company may, in its discretion, hold the stock certificate to which you are entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.
     7. Purchase Option.
          (a) If (i) your employment with the Company or a Related Entity terminates for any reason at any time or (ii) a Sale of the Company or a Change of Control occurs, the Company (and/or its designees) shall have the option (the “Purchase Option”) to purchase, and you or your transferees (or your executor or the administrator of your estate or the Person who acquired the right to exercise the Option by transfer, bequest or inheritance, in the event of your death, or your legal representative in the event of your incapacity (hereinafter, collectively with you, the “Grantor”)) shall sell to the Company and/or its assignee(s), all or any portion (at the Company’s option) of the Option Shares and/or the Option held by the Grantor (such Option Shares and Option collectively being referred to as the “Purchasable Shares”), subject to the Company’s compliance with the conditions hereinafter set forth.
          (b) The Company shall give notice in writing to the Grantor of the exercise of the Purchase Option within six (6) months from the date of the termination of your employment or engagement or such Sale of the Company or Change of Control. Such notice shall state the number of Purchasable Shares to be purchased and the determination of the Board of Directors of the Fair Market Value per share of such Purchasable Shares. If no notice is given within the time limit specified above, the Purchase Option shall terminate.
          (c) The purchase price to be paid for the Purchasable Shares purchased pursuant to the Purchase Option shall be, in the case of any Option Shares, an amount equal to the Fair Market Value per share as of the date of the notice of exercise of the Purchase Option multiplied by the number of shares being purchased, and in the case of the Option (including Vested and Nonvested Shares subject to such Option), an amount equal to the Fair Market Value per share less the applicable per share Exercise Price multiplied by the number of Vested Shares subject to such Option which are being purchased. Any purchase price shall be paid in cash. The closing of such purchase shall take place at the Company’s principal executive offices within ten (10) days after the purchase price has been determined. At such closing, the Grantor shall deliver to the purchasers the certificates or instruments evidencing the Purchasable Shares being purchased, duly endorsed (or accompanied by duly executed stock powers) and otherwise in good form for delivery, against payment of the purchase price by check of the purchasers. In the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Shares by the scheduled closing date, at the option of the purchasers the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of all unpaid indebtedness for which such Purchasable Shares are then pledged or encumbered.

6

          (d) To assure the enforceability of the Company’s rights under this Section 7, each certificate or instrument representing Common Stock held by you shall bear a conspicuous legend in substantially the following form:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COMPANY’S 2002 STOCK OPTION PLAN. A COPY OF SUCH OPTION PLAN IS AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
          (e) The Company’s rights under this Section 7 shall terminate upon the consummation of a Qualifying Public Offering.
     8. Consent to Approved Sale.
     If the Board and the holders of a majority of the Common Stock then outstanding approve the Sale of the Company to an independent third party (the “Approved Sale”), you shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as a sale of capital stock, you shall agree to sell all of your Option Shares and rights to acquire Option Shares on the terms and conditions approved by the Board of Directors and the holders of a majority of the Common Stock then outstanding. You shall take all necessary and desirable actions in connection with the consummation of the Approved Sale. For purposes of this Section 8, an “independent third party” is any person who does not own in excess of 5% of the Common Stock on a fully-diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of the Common Stock and who is not the spouse, ancestor, descendant (by birth or adoption) or descendent of a grandparent of any such 5% owner of the Common Stock. If the Company or the holders of the Company’s securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated pursuant to the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), you shall, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501 promulgated pursuant to the Securities Act) reasonably acceptable to the Company. If you appoint the purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if you decline to appoint the purchaser representative designated by the Company you shall appoint another purchaser representative (reasonably acceptable to the Company), and you shall be responsible for the fees of the purchaser representative so appointed.
     9. Adjustments.
     In the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, a “Reorganization”), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be

7

appropriately adjusted by the Committee to give appropriate effect to such Reorganization. Any fractional shares or interests resulting from such adjustment shall be eliminated.
     10 Miscellaneous.
          (a) This Option Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan, provided, however, that the express terms and provisions of this Option Agreement are intended to modify certain terms and provisions of the Plan. In the event of any conflict or inconsistency between the express terms and provisions of this Option Agreement and the terms of the Plan, the terms of this Option Agreement shall be controlling.
          (b) This Option Agreement is not a contract of employment and the terms of your employment shall not be affected by, or construed to be affected by, this Option Agreement, except to the extent specifically provided herein. Nothing herein shall impose, or be construed as imposing, any obligation (i) on the part of the Company or any Related Entity to continue your employment, or (ii) on your part to remain in the employ of the Company or any Related Entity.
          (c) Unless the managing underwriter otherwise agrees, in connection with any Qualifying Public Offering or subsequent underwritten public offering of equity securities of the Company, you agree not to effect any public sale or private offer or distribution of any shares of Common Stock during the ten business days prior to the effectiveness under the Securities Act of the registration statement filed in respect of such offering and during such time period after the effectiveness under the Securities Act of such registration statement (not to exceed 180 days) (except if applicable as part of such offering) as the Company and the managing underwriter may agree.
          (d) You shall not have any of the rights of a stockholder with respect to the shares of Common Stock underlying the Option until the Option is exercised and you receive such shares.
          (e) This Option Agreement may be amended as provided in Section 19 of the Plan.
[Remainder of this page intentionally left blank]

8

     Please indicate your acceptance of all the terms and conditions of the Option and the Plan by signing and returning a copy of this Option Agreement.

Very truly yours,

SWIFT FOODS COMPANY

By:	/s/ John N. Simons

Name: John N. Simons
Title: President and CEO

ACCEPTED:

/s/ Danny Herron

Danny Herron

Social Security Number or
Taxpayer Identification Number

Date: January 25, 2005
Signature Page — Stock Option Agreement

AMENDMENT NO. 1
TO
SWIFT FOODS COMPANY
STOCK OPTION AGREEMENT
     This Amendment No. 1 (the “Amendment”) is entered into as of May 10, 2005, between Swift Foods Company, a Delaware corporation, and Danny Herron (the “Option Holder”), and amends that certain Stock Option Agreement (the “Agreement”) dated January 25, 2005 between Swift Foods Company, a Delaware corporation (“Old SFC”), and the Option Holder relating to Four Hundred Thousand (400,000) shares (the “Shares”) of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”). Capitalized terms not otherwise defined in this Amendment shall have the same meaning as in the Agreement.
     WHEREAS, pursuant to an Agreement and Plan of Merger, dated November 3, 2004, by and among Old SFC, Rawhide Subsidiary 1, Inc., a Delaware corporation (“Rawhide Sub 1”), and Rawhide Subsidiary 3, Inc., a Delaware corporation (“Rawhide Sub 3”), Old SFC merged with and into Rawhide Sub 3, with Rawhide Sub 3 as the surviving entity (the “Merger”);
     WHEREAS, pursuant to the Merger, Rawhide Sub 1 assumed the Swift Foods Company 2002 Stock Option Plan previously adopted by Old SFC (the “Plan”); and
     WHEREAS, immediately following the Merger, Rawhide Sub 1 changed its name to Swift Foods Company (the “Company”).
     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both parties, the Company and the Option Holder agree that the Agreement shall be amended as follows:
     1. The Exercise Price for the shares covered by the Option pursuant to the Agreement is hereby amended to reduce such exercise price or purchase price from $2.11 per share to $1.25 per share.
     2. Except as amended hereby, the Agreement shall not be deemed otherwise amended.
     Executed effective as of the date and year above written.

COMPANY:

SWIFT FOODS COMPANY

By:	/s/ Jack Shandley

Name: Jack Shandley
Title: Vice President, Human Resources

1

OPTION HOLDER:

/s/ Danny Herron

(Signature)

Danny Herron

(Print or type name)

2

EXHIBIT C
FORM OF RELEASE
     THIS RELEASE (this “Agreement”) is made as of                                         , 200___, by and among Swift Foods Company, a Delaware corporation (the “Company”), and Danny Herron (“Executive”).
RECITALS
     WHEREAS, the Company and Executive are parties to the Executive Employment Agreement, dated May 20, 2002, as amended by that certain First Amendment to Executive Employment Agreement, dated July 12, 2002, that certain Second Amendment to Executive Employment Agreement, dated November 3, 2004, and that certain Third Amendment to Executive Employment Agreement, dated November 16, 2005 (as so amended, the “Employment Agreement”);
     WHEREAS, capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Employment Agreement; and
     WHEREAS, Executive’s employment with the Company has terminated as contemplated by the Third Amendment to Executive Employment Agreement, and Executive and the Company desire to enter into certain releases as provided herein:
AGREEMENTS:
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
          1. EXECUTIVE, ON BEHALF OF HIMSELF, HIS FAMILY, ATTORNEYS, HEIRS, ESTATE, AGENTS, EXECUTORS, REPRESENTATIVES, ADMINISTRATORS AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS (TOGETHER THE “EXECUTIVE PARTIES”), HEREBY GENERALLY RELEASES AND FOREVER DISCHARGES THE COMPANY, ITS PREDECESSORS, SUCCESSORS, ASSIGNS, PARENTS, SUBSIDIARIES AND AFFILIATES, AND EACH OF THE FOREGOING ENTITIES’ AND PERSONS’ PAST, PRESENT AND FUTURE DIRECT OR INDIRECT STOCKHOLDERS, MEMBERS, MANAGERS, PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, PRINCIPALS, INSURERS, BENEFIT PLANS (AND EACH SUCH PLAN’S FIDUCIARIES, ADMINISTRATORS, TRUSTEES, SPONSORS, COMMITTEES AND REPRESENTATIVES) AND ATTORNEYS (TOGETHER THE “COMPANY PARTIES”) FROM ANY AND ALL CLAIMS, COMPLAINTS, CHARGES, DEMANDS, LIABILITIES, SUITS, DAMAGES, LOSSES, EXPENSES, ATTORNEYS’ FEES, OBLIGATIONS OR CAUSES OF ACTION (COLLECTIVELY “CLAIMS”), KNOWN OR UNKNOWN, OF ANY KIND AND EVERY NATURE WHATSOEVER, AND WHETHER OR NOT ACCRUED OR MATURED, WHICH ANY OF THEM MAY HAVE, ARISING OUT OF OR RELATING TO ANY TRANSACTION, DEALING, RELATIONSHIP, CONDUCT, ACT OR OMISSION, OR ANY

Exhibit C-1

OTHER MATTERS OR THINGS OCCURRING OR EXISTING AT ANY TIME PRIOR TO AND INCLUDING THE CONSULTING TERMINATION DATE, SUBJECT TO THE LIMITATIONS SET FORTH IN THE FOLLOWING SENTENCE. THIS RELEASE INCLUDES BUT IS NOT LIMITED TO ANY CLAIMS AGAINST ANY OF THE COMPANY PARTIES BASED ON, RELATING TO OR ARISING UNDER WRONGFUL DISCHARGE, RETALIATION, BREACH OF CONTRACT (WHETHER ORAL OR WRITTEN), TORT, FRAUD, DEFAMATION, NEGLIGENCE, PROMISSORY ESTOPPEL, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THE AMERICANS WITH DISABILITIES ACT, EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, THE WORKER ADJUSTMENT AND RETRAINING NOTIFICATION ACT, THE FAMILY AND MEDICAL LEAVE ACT OR ANY OTHER FEDERAL, STATE OR LOCAL LAW RELATING TO EMPLOYMENT, CIVIL OR HUMAN RIGHTS, OR DISCRIMINATION IN EMPLOYMENT (BASED ON AGE OR ANY OTHER FACTOR) IN ALL CASES ARISING OUT OF OR RELATING TO (I) EXECUTIVE’S EMPLOYMENT BY THE COMPANY OR ANY OF ITS AFFILIATES, (II) THE EMPLOYMENT AGREEMENT (SUBJECT TO THE TERMS OF THIS AMENDMENT), (III) THE EXECUTIVE OPTIONS, (IV) EXECUTIVE’S INVESTMENT IN THE COMPANY OR ANY OF ITS AFFILIATES, (V) EXECUTIVE’S SERVICES AS AN OFFICER, DIRECTOR OR EMPLOYEE OF THE COMPANY OR ANY OF ITS AFFILIATES, OR (VI) OTHERWISE RELATING TO THE TERMINATION OF EXECUTIVE’S EMPLOYMENT OR SERVICES OR TO ANY OTHER TRANSACTION, DEALING OR AGREEMENT BETWEEN EXECUTIVE AND THE COMPANY OR ANY OF ITS AFFILIATES; PROVIDED, HOWEVER, THAT THIS GENERAL RELEASE WILL NOT LIMIT OR RELEASE (I) EXECUTIVE’S RIGHTS UNDER THE EMPLOYMENT AGREEMENT, AS AMENDED, (II) EXECUTIVE’S RIGHTS UNDER THE EXECUTIVE OPTIONS, (III) EXECUTIVE’S RIGHTS UNDER THE STOCKHOLDERS AGREEMENT DATED AS OF SEPTEMBER 19, 2002 AMONG HMTF RAWHIDE, L.P., CONAGRA FOODS, INC., HICKS, MUSE, TATE & FURST INCORPORATED, THE COMPANY AND THE OTHER INDIVIDUALS NAMED THEREIN, OR (IV) EXECUTIVE’S RIGHTS TO INDEMNIFICATION FROM THE COMPANY IN RESPECT OF HIS SERVICES AS A DIRECTOR, OFFICER OR EMPLOYEE OF THE COMPANY OR ANY OF ITS AFFILIATES TO THE MAXIMUM EXTENT ALLOWED BY LAW, ANY INDEMNIFICATION AGREEMENTS TO WHICH EXECUTIVE AND THE COMPANY OR ANY OF ITS AFFILATES ARE PARTIES, OR THE CERTIFICATES OF INCORPORATION OR BY-LAWS (OR LIKE CONSTITUTIVE DOCUMENTS) OF THE COMPANY OR ANY OF ITS AFFILIATES. EXECUTIVE, ON BEHALF OF HIMSELF AND THE EXECUTIVE PARTIES, HEREBY COVENANTS FOREVER NOT TO ASSERT, FILE, PROSECUTE, COMMENCE OR INSTITUTE (OR SPONSOR OR PURPOSELY FACILITATE ANY PERSON IN CONNECTION WITH THE FOREGOING), ANY COMPLAINT OR LAWSUIT OR ANY LEGAL, EQUITABLE, ARBITRAL OR ADMINISTRATIVE PROCEEDING OF ANY NATURE, AGAINST ANY OF THE COMPANY PARTIES IN CONNECTION WITH ANY CLAIMS RELEASED IN THIS PARAGRAPH 1, AND REPRESENTS AND WARRANTS THAT NO OTHER PERSON OR ENTITY HAS INITIATED OR, TO THE EXTENT WITHIN HIS CONTROL, WILL INITIATE ANY SUCH PROCEEDING ON HIS BEHALF, AND THAT IF SUCH A PROCEEDING IS INITIATED, EXECUTIVE SHALL ACCEPT NO BENEFIT THEREFROM.

Exhibit C-2

     2. THE COMPANY, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUBSIDIARIES AND THE COMPANY PARTIES, HEREBY GENERALLY RELEASES AND FOREVER DISCHARGES THE EXECUTIVE PARTIES FROM ANY AND ALL CLAIMS, KNOWN OR UNKNOWN, OF ANY KIND AND EVERY NATURE WHATSOEVER, AND WHETHER OR NOT ACCRUED OR MATURED, WHICH ANY OF THEM MAY HAVE, ARISING OUT OF OR RELATING TO ANY TRANSACTION, DEALING, RELATIONSHIP, CONDUCT, ACT OR OMISSION, OR ANY OTHER MATTERS OR THINGS OCCURRING OR EXISTING AT ANY TIME PRIOR TO AND INCLUDING THE CONSULTING TERMINATION DATE; PROVIDED, HOWEVER, THAT THIS GENERAL RELEASE WILL NOT LIMIT OR RELEASE (I) THE COMPANY’S RIGHTS UNDER THIS AMENDMENT AND THE EMPLOYMENT AGREEMENT AS AMENDED HEREBY, (II) THE COMPANY’S RIGHTS UNDER THE EXECUTIVE OPTIONS, OR (III) THE COMPANY’S RIGHTS AGAINST EXECUTIVE WITH RESPECT TO ANY FRAUDULENT ACTIVITY. THE COMPANY ON BEHALF OF ITSELF, ITS SUBSIDIARIES AND THE COMPANY PARTIES, HEREBY COVENANTS FOREVER NOT TO ASSERT, FILE, PROSECUTE, COMMENCE OR INSTITUTE (OR SPONSOR OR PURPOSELY FACILITATE ANY PERSON IN CONNECTION WITH THE FOREGOING), ANY COMPLAINT OR LAWSUIT OR ANY LEGAL, EQUITABLE, ARBITRAL OR ADMINISTRATIVE PROCEEDING OF ANY NATURE, AGAINST ANY OF THE EXECUTIVE PARTIES IN CONNECTION WITH ANY CLAIMS RELEASED IN THIS PARAGRAPH 2 AND REPRESENTS AND WARRANTS THAT NO OTHER PERSON OR ENTITY HAS INITIATED OR, TO THE EXTENT WITHIN ITS CONTROL, WILL INITIATE ANY SUCH PROCEEDING ON ITS BEHALF, AND THAT IF SUCH A PROCEEDING IS INITIATED, THE COMPANY AND ITS SUBSIDIARIES AND THE COMPANY PARTIES SHALL ACCEPT NO BENEFIT THEREFROM.
     3. If any provision of this Agreement shall be declared invalid or unenforceable under applicable law, then the performance of such portion shall be excused to the extent of such invalidity or unenforceability, but the remainder of this Agreement shall remain in full force and effect; provided, however, that if the excused performance of such unenforceable provision shall materially adversely affect the interest of either party, the party so affected shall have the right to terminate this Agreement by written notice thereof to the other party, whereupon this Agreement shall become null and void. The parties each acknowledge that (a) they have been represented by independent counsel in connection with this Agreement; (b) they have executed this Agreement with the advice of such counsel; (c) this Agreement is the result of negotiations between the parties hereto with the advice and assistance of their respective counsel; and (d) this Agreement is made pursuant to the terms of the Employment Agreement and is subject to the provisions of paragraph 14 of the Third Amendment to Executive Employment Agreement.
[The remainder of this page is intentionally left blank]

Exhibit C-3

     IN WITNESS WHEREOF, Executive has hereunto set Executive’s hand and the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

EXECUTIVE

By: Danny Herron

SWIFT FOODS COMPANY

By:

Name:

Title:

Exhibit C-4

EXHIBIT B
Option Agreements
THE SHARES ISSUABLE PURSUANT TO THIS AGREEMENT ARE SUBJECT TO AN OPTION TO REPURCHASE AND A RIGHT OF FIRST REFUSAL PROVIDED UNDER THE PROVISIONS OF THE COMPANY’S 2002 STOCK OPTION PLAN AND THIS AGREEMENT IS ENTERED INTO PURSUANT THERETO. COPIES OF THE PLAN ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
SWIFT FOODS COMPANY
2002 STOCK OPTION PLAN
NON-QUALIFIED STOCK OPTION AGREEMENT
September 19, 2002
Danny Herron
c/o Swift Foods Company
1770 Promontory Circle
Greeley, Colorado 80634

Re:	Grant of Stock Option

Dear Danny:
     The Board of Directors of Swift Foods Company (the “Company”) has adopted the Company’s 2002 Stock Option Plan (the “Plan”) for certain individuals, directors and key employees of the Company and its Related Entities. A copy of the Plan is being furnished to you concurrently with the execution of this Option Agreement and shall be deemed a part of this Option Agreement as if fully set forth herein.
     The terms and provisions of that certain employment agreement between you and the Company, dated as of May 20, 2002 (together with any successor or replacement agreement, the “Employment Agreement”), that relate to or affect the Option are incorporated herein by reference. Terms not defined herein that are defined in the Employment Agreement shall have the respective meanings set forth in the Employment Agreement. Terms not defined herein that are not defined in the Employment Agreement shall have the respective meanings set forth in the Plan. In the event of any conflict or inconsistency between the terms and conditions of this Option Agreement and the terms and conditions of the Employment Agreement, the terms and conditions of the Employment Agreement shall be controlling.

Exhibit B-1

     1. The Grant.
     Subject to the conditions set forth below, the Company hereby grants to you, effective as of September 19, 2002 (“Grant Date”), as a matter of separate inducement and not in lieu of any salary or other compensation for your services, the right and option to purchase (the “Option”), in accordance with the terms and conditions set forth herein and in the Plan, an aggregate of One Million Two Hundred Fifty Thousand (1,250,000) shares of Common Stock of the Company (the “Option Shares”), at the Exercise Price (as hereinafter defined). As used herein, the term “Exercise Price” shall mean a price equal to $1.00 per share, subject to the adjustments and limitations set forth herein and in the Plan. The Option granted hereunder is intended to constitute a Non-Qualified Option within the meaning of the Plan; however, you should consult with your tax advisor concerning the proper reporting of any federal or state tax liability that may arise as a result of the grant or exercise of the Option.
     2. Exercise and Vesting.
          (a) For purposes of this Option Agreement, the Option Shares shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares.” Except as otherwise provided in Section 3, the Option Shares shall become “Vested Shares” as follows: (i) one-quarter (1/4) of the Option Shares (i.e. 312,500 Option Shares) shall vest immediately on the Grant Date and (ii) thereafter, beginning on the last day of the month following the month in which the first annual anniversary of the Grant Date occurs, 26,042 Option Shares shall vest monthly on the last day of each month, provided that 26,030 Option Shares shall vest on the last day of the 48th month following the Grant Date, so that all of the Option Shares shall be vested four years after the Grant Date, provided, however, that vesting shall cease upon your ceasing to be an employee of the Company or a Related Entity as expressly provided in Section 3 hereof.
          (b) Notwithstanding anything to the contrary contained in this Option Agreement, in the event that a Sale of the Company or Change of Control occurs while you are an employee of the Company or any Related Entity, then all of the Option Shares shall vest and become Vested Shares immediately prior to the consummation of a Sale of the Company or Change of Control.
          (c) The Option Shares that are subject to monthly vesting in each of the second, third and fourth years after the Grant Date shall become exercisable only on the anniversary of the Grant Date occurring at the end of the twelve (12) month period during which they have vested; provided that any Vested Shares shall be exercisable immediately prior to the consummation of a Sale of the Company or a Change of Control and, subject to the other terms of this Option Agreement, immediately following a Termination of Employment. Subject to preceding sentence and the other relevant provisions and limitations contained herein and in the Plan, you may exercise the Option to purchase all or a portion of the applicable number of Vested Shares at any time prior to the termination of the Option pursuant to this Option Agreement. In no event shall you be entitled to exercise the Option for any Nonvested Shares or for a fraction of a Vested Share or for less than 100 shares (unless the number purchased is the total balance for which the Option is then exercisable).

Exhibit B-2

          (d) The unexercised portion of the Option, if any, will automatically, and without notice, terminate and become null and void upon the expiration of 10 years from the Grant Date and, except as expressly provided herein, no portion of the Option may be exercised after such date.
          (e) Any exercise by you of the Option shall be in writing addressed to the Secretary of the Company at its principal place of business (a copy of the form of exercise to be used will be available upon written request to the Secretary), specifying the Option being exercised and the number of shares of Common Stock to be purchased, and specifying a business day not more than 10 days from the date such notice is given for the payment of the purchase price against delivery of the shares of Common Stock being purchased. Subject to the terms of the Plan and this Option Agreement, the Company shall cause certificates for the shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise. The Exercise Price shall be paid by you in cash by delivery of a certified or bank check payable to the order of the Company in the full amount of the Exercise Price of the shares so purchased, or in such other manner as described in the Plan and approved by the Committee. Notwithstanding the foregoing, if permitted by law, payment may be made by: (a) cancellation of any indebtedness of the Company owed to you; (b) delivering that number of shares of Common Stock already owned by you having an aggregate Fair Market Value which shall equal the exercise price (or any portion thereof) and to deliver the shares thus acquired by you in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that you can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option; (c) by waiver of compensation owed, including any bonus (provided, however, that any bonus shall be deemed to be owed after such bonus becomes due and payable in accordance with the terms of the Employment Agreement), to you from the Company for services rendered; (d) provided that the Common Stock is “publicly traded” (as defined below), through a “same day sale” commitment from you and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (a “NASD Dealer”) whereby you irrevocably elect to exercise the Option and to sell a portion of the Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Common Stock to forward the exercise price directly to the Company; or (e) any combination of the foregoing. For purposes of this paragraph, the Common Stock shall be deemed to be “publicly traded” if it is listed or traded on the New York Stock Exchange, American Stock Exchange or Nasdaq National Market System.
     3. Termination of Employment.
     Upon the termination of your employment with the Company or any Related Entity, the Option may be exercised in accordance with the following provisions:
          (a) Death or Disability. In the case of termination of your employment with the Company or any Related Entity due to death or Disability (as defined in your Employment Agreement), all Option Shares shall vest as of the Date of Termination (as defined in your Employment Agreement) and immediately become Vested Shares, and your estate (or any Person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of your death) or your legal representative may exercise the Option, subject to the

Exhibit B-3

provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (b) Good Reason; Other Than for Cause, Death or Disability. In the case of termination of your employment with the Company or any Related Entity for Good Reason (as defined in your Employment Agreement) or without Cause (as defined in your Employment Agreement) and other than due to death, Disability or a Board Determination, all Option Shares shall vest as of the Date of Termination and immediately become Vested Shares, and you may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (c) Cause or Without Good Reason. In the case of termination of your employment with the Company or any Related Entity for Cause or without Good Reason, then you shall immediately forfeit your rights under the Option as to Option Shares which are Nonvested Shares immediately prior to the Date of Termination, however, you may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (d) Board Determination. In the case of termination of your employment with the Company or any Related Entity pursuant to a Board Determination (as defined in your Employment Agreement), then you shall immediately forfeit your rights under the Option as to Option Shares which are Nonvested Shares immediately prior to the Date of Termination, however, you may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the

Exhibit B-4

Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
     4. Transferability.
     Except as provided in Section 7 hereof, the Option and any rights or interests therein will be assignable or transferable by you only as provided in Section 11 of the Plan and by will or the laws of descent and distribution. Any Option Shares received upon exercise of this Option are subject to the Company’s Right of First Refusal (as defined in the Plan).
     To assure the enforceability of the Company’s rights under this Section 4 in regard to the Right of First Refusal, each certificate or instrument representing Common Stock held by you shall bear a conspicuous legend in substantially the following form:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL PROVIDED UNDER THE COMPANY’S 2002 STOCK OPTION PLAN ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN IS AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
     5. Registration.
     The Company shall not in any event be obligated to file any registration statement under the Securities Act or any applicable state securities laws to permit exercise of the Option or to issue any Common Stock in violation of the Securities Act or any applicable state securities laws. You (or in the event of your death or, in the event a legal representative has been appointed in connection with your Disability, the Person exercising the Option) shall, as a condition to your right to exercise the Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of the Option Shares pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities laws.
     Certificates for Option Shares, when issued, shall have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:
THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

Exhibit B-5

     The foregoing legend may not be required for Option Shares issued pursuant to an effective, registration statement under the Securities Act and in accordance with applicable state securities laws.
     6. Withholding Taxes.
     By acceptance hereof, you hereby (i) agree to reimburse the Company or any Related Entity by which you are employed for any federal, state or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of your exercise of all or a portion of the Option, (ii) authorize the Company or any Related Entity by which you are employed to withhold from any cash compensation paid to you or on your behalf, an amount sufficient to discharge any federal, state and local taxes imposed on the Company, or the Related Entity by which you are employed, and which otherwise has not been reimbursed by you, in respect of your exercise of all or a portion of the Option, and (iii) agree that the Company may, in its discretion, hold the stock certificate to which you are entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.
     7. Purchase Option.
          (a) If (i) your employment with the Company or a Related Entity terminates for any reason at any time or (ii) a Sale of the Company or a Change of Control occurs, the Company (and/or its designees) shall have the option (the “Purchase Option”) to purchase, and you or your transferees (or your executor or the administrator of your estate or the Person who acquired the right to exercise the Option by transfer, bequest or inheritance, in the event of your death, or your legal representative in the event of your incapacity (hereinafter, collectively with you, the “Grantor”)) shall sell to the Company and/or its assignee(s), all or any portion (at the Company’s option) of the Option Shares and/or the Option held by the Grantor (such Option Shares and Option collectively being referred to as the “Purchasable Shares”), subject to the Company’s compliance with the conditions hereinafter set forth.
          (b) The Company shall give notice in writing to the Grantor of the exercise of the Purchase Option within six (6) months from the date of the termination of your employment or engagement or such Sale of the Company or Change of Control. Such notice shall state the number of Purchasable Shares to be purchased and the determination of the Board of Directors of the Fair Market Value per share of such Purchasable Shares. If no notice is given within the time limit specified above, the Purchase Option shall terminate.
          (c) The purchase price to be paid for the Purchasable Shares purchased pursuant to the Purchase Option shall be, in the case of any Option Shares, an amount equal to the Fair Market Value per share as of the date of the notice of exercise of the Purchase Option multiplied by the number of shares being purchased, and in the case of the Option (including Vested and Nonvested Shares subject to such Option), an amount equal to the Fair Market Value per share less the applicable per share Exercise Price multiplied by the number of Vested Shares subject to such Option which are being purchased. Any purchase price shall be paid in cash.

Exhibit B-6

The closing of such purchase shall take place at the Company’s principal executive offices within ten (10) days after the purchase price has been determined. At such closing, the Grantor shall deliver to the purchasers the certificates or instruments evidencing the Purchasable Shares being purchased, duly endorsed (or accompanied by duly executed stock powers) and otherwise in good form for delivery, against payment of the purchase price by check of the purchasers. In the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Shares by the scheduled closing date, at the option of the purchasers the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of all unpaid indebtedness for which such Purchasable Shares are then pledged or encumbered.
          (d) To assure the enforceability of the Company’s rights under this Section 7, each certificate or instrument representing Common Stock held by you shall bear a conspicuous legend in substantially the following form:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COMPANY’S 2002 STOCK OPTION PLAN. A COPY OF SUCH OPTION PLAN IS AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
          (e) The Company’s rights under this Section 7 shall terminate upon the consummation of a Qualifying Public Offering
     8. Consent to Approved Sale.
     If the Board and the holders of a majority of the Common Stock then outstanding approve the Sale of the Company to an independent third party (the “Approved Sale”), you shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as a sale of capital stock, you shall agree to sell all of your Option Shares and rights to acquire Option Shares on the terms and conditions approved by the Board of Directors and the holders of a majority of the Common Stock then outstanding. You shall take all necessary and desirable actions in connection with the consummation of the Approved Sale. For purposes of this Section 8, an “independent third party” is any person who does not own in excess of 5% of the Common Stock on a fully-diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of the Common Stock and who is not the spouse, ancestor, descendant (by birth or adoption) or descendent of a grandparent of any such 5% owner of the Common Stock. If the Company or the holders of the Company’s securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated pursuant to the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), you shall, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501 promulgated pursuant to the Securities Act) reasonably acceptable to the Company. If you appoint the purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if you decline to appoint the purchaser representative designated by the Company you shall appoint another purchaser representative (reasonably acceptable to the Company), and you shall be responsible for the fees of the purchaser representative so appointed.

Exhibit B-7

     9. Adjustments.
     In the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, a “Reorganization”), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization. Any fractional shares or interests resulting from such adjustment shall be eliminated.
     10. Miscellaneous.
          (a) This Option Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan, provided, however, that the express terms and provisions of this Option Agreement are intended to modify certain terms and provisions of the Plan. In the event of any conflict or inconsistency between the express terms and provisions of this Option Agreement and the terms of the Plan, the terms of this Option Agreement shall be controlling.
          (b) This Option Agreement is not a contract of employment and the terms of your employment shall not be affected by, or construed to be affected by, this Option Agreement, except to the extent specifically provided herein. Nothing herein shall impose, or be construed as imposing, any obligation (i) on the part of the Company or any Related Entity to continue your employment, or (ii) on your part to remain in the employ of the Company or any Related Entity.
          (c) Unless the managing underwriter otherwise agrees, in connection with any Qualifying Public Offering or subsequent underwritten public offering of equity securities of the Company, you agree not to effect any public sale or private offer or distribution of any shares of Common Stock during the ten business days prior to the effectiveness under the Securities Act of the registration statement filed in respect of such offering and during such time period after the effectiveness under the Securities Act of such registration statement (not to exceed 180 days) (except if applicable as part of such offering) as the Company and the managing underwriter may agree.
          (d) You shall not have any of the rights of a stockholder with respect to the shares of Common Stock underlying the Option until the Option is exercised and you receive such shares.
          (e) For purposes of this Option Agreement, the following terms shall have the respective meanings indicated:
               (i) “CAGCO Group” shall mean CAGCO and its Subsidiaries.
               (ii) “Change of Control” shall mean the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of

Exhibit B-8

related Persons for purposes of Section 13(d) of the Exchange Act, other than one or more members of the HMC Group, (ii) a majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors; or (iii) the acquisition after the date of acceptance of this Plan by any Person or Group (other than one or more members of the HMC Group or the CAGCO Group) of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company.
               (iii) “Designated Date” shall mean the first date on which the Company shall have consummated a Qualifying Public Offering.
          (f) This Option Agreement may be amended as provided in Section 19 of the Plan.
[Remainder of this page intentionally left blank]

Exhibit B-9

     Please indicate your acceptance of all the terms and conditions of the Option and the Plan by signing and returning a copy of this Option Agreement.

Very truly yours,

SWIFT FOODS COMPANY

By:	/s/ John N. Simons

Name: John N. Simons
Title: President and CEO

ACCEPTED:

/s/ Danny Herron

Danny Herron

Employee Social Security Number or
Taxpayer Identification Number

Date: September 19, 2002
Signature Page — Stock Option Agreement

AMENDMENT NO. 1
TO
SWIFT FOODS COMPANY
STOCK OPTION AGREEMENT
     This Amendment No. 1 (the “Amendment”) is entered into as of May 10, 2005, between Swift Foods Company, a Delaware corporation, and Danny Herron (the “Option Holder”), and amends that certain Stock Option Agreement (the “Agreement”) dated September 19, 2002 between Swift Foods Company, a Delaware corporation (“Old SFC”), and the Option Holder relating to One Million Two Hundred Fifty Thousand (1,250,000) shares (the “Shares”) of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”). Capitalized terms not otherwise defined in this Amendment shall have the same meaning as in the Agreement.
     WHEREAS, pursuant to an Agreement and Plan of Merger, dated November 3, 2004, by and among Old SFC, Rawhide Subsidiary 1, Inc., a Delaware corporation (“Rawhide Sub 1”), and Rawhide Subsidiary 3, Inc., a Delaware corporation (“Rawhide Sub 3”), Old SFC merged with and into Rawhide Sub 3, with Rawhide Sub 3 as the surviving entity (the “Merger”);
     WHEREAS, pursuant to the Merger, Rawhide Sub 1 assumed the Swift Foods Company 2002 Stock Option Plan previously adopted by Old SFC (the “Plan”); and
     WHEREAS, immediately following the Merger, Rawhide Sub 1 changed its name to Swift Foods Company (the “Company”).
     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both parties, the Company and the Option Holder agree that the Agreement shall be amended as follows:
     1. The Exercise Price for the shares covered by the Option pursuant to the Agreement is hereby amended to reduce such exercise price or purchase price from $1.00 per share to $0.14 per share.
     2. Section 10(e) of the Agreement is deleted in its entirety.
     3. Except as amended hereby, the Agreement shall not be deemed otherwise amended.
     Executed effective as of the date and year above written.

COMPANY:

SWIFT FOODS COMPANY

By:	/s/ Jack Shandley

Name: Jack Shandley
Title: Vice President, Human Resources

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OPTION HOLDER:

/s/ Danny Herron

(Signature)

Danny Herron

(Print or type name)

2

THE SHARES ISSUABLE PURSUANT TO THIS AGREEMENT ARE SUBJECT TO AN OPTION TO REPURCHASE AND A RIGHT OF FIRST REFUSAL PROVIDED UNDER THE PROVISIONS OF THE COMPANY’S 2002 STOCK OPTION PLAN AND THIS AGREEMENT IS ENTERED INTO PURSUANT THERETO. COPIES OF THE PLAN ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
SWIFT FOODS COMPANY
2002 STOCK OPTION PLAN
NON-QUALIFIED STOCK OPTION AGREEMENT
January 25, 2005
Danny Herron
c/o Swift Foods Company
1770 Promontory Circle
Greeley, Colorado 80634

Re:	Grant of Stock Option

Dear Danny:
     The Board of Directors of Swift Foods Company (the “Company”) has adopted the Company’s 2002 Stock Option Plan, as amended (the “Plan”), for certain individuals, directors and key employees of the Company and its Related Entities. A copy of the Plan is being furnished to you concurrently with the execution of this Option Agreement and shall be deemed a part of this Option Agreement as if fully set forth herein.
     The terms and provisions of that certain employment agreement between you and the Company, dated as of May 20, 2002 (together with any successor or replacement agreement, the “Employment Agreement”), that relate to or affect the Option are incorporated herein by reference. Terms not defined herein that are defined in the Employment Agreement shall have the respective meanings set forth in the Employment Agreement. Terms not defined herein that are not defined in the Employment Agreement shall have the respective meanings set forth in the Plan. In the event of any conflict or inconsistency between the terms and conditions of this Option Agreement and the terms and conditions of the Employment Agreement, the terms and conditions of the Employment Agreement shall be controlling.
     1. The Grant.
     Subject to the conditions set forth below, the Company hereby grants to you, effective as of January 25, 2005 (“Grant Date”), as a matter of separate inducement and not in lieu of any

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salary or other compensation for your services, the right and option to purchase (the “Option”), in accordance with the terms and conditions set forth herein and in the Plan, an aggregate of Four Hundred Thousand (400,000) shares of Common Stock of the Company (the “Option Shares”), at the Exercise Price (as hereinafter defined). As used herein, the term “Exercise Price” shall mean a price equal to $2.11 per share, subject to the adjustments and limitations set forth herein and in the Plan. The Option granted hereunder is intended to constitute a Non-Qualified Option within the meaning of the Plan; however, you should consult with your tax advisor concerning the proper reporting of any federal or state tax liability that may arise as a result of the grant or exercise of the Option.
     2. Exercise and Vesting.
          (a) For purposes of this Option Agreement, the Option Shares shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares.” Except as otherwise provided in Section 3, the Option Shares shall become “Vested Shares” as follows: (i) one-quarter (1/4) of the Option Shares (i.e. 100,000 Option Shares) shall vest immediately on the Grant Date and (ii) thereafter, beginning on the last day of the month following the month in which the first annual anniversary of the Grant Date occurs, 8,333 Option Shares shall vest monthly on the last day of each month, provided that 8,345 Option Shares shall vest on the last day of the 48th month following the Grant Date, so that all of the Option Shares shall be vested four years after the Grant Date, provided, however, that vesting shall cease upon your ceasing to be an employee of the Company or a Related Entity as expressly provided in Section 3 hereof.
          (b) Notwithstanding anything to the contrary contained in this Option Agreement, in the event that a Sale of the Company or Change of Control occurs while you are an employee of the Company or any Related Entity, then all of the Option Shares shall vest and become Vested Shares immediately prior to the consummation of a Sale of the Company or Change of Control.
          (c) The Option Shares that are subject to monthly vesting in each of the second, third and fourth years after the Grant Date shall become exercisable only on the anniversary of the Grant Date occurring at the end of the twelve (12) month period during which they have vested; provided that any Vested Shares shall be exercisable immediately prior to the consummation of a Sale of the Company or a Change of Control and, subject to the other terms of this Option Agreement, immediately following a Termination of Employment. Subject to preceding sentence and the other relevant provisions and limitations contained herein and in the Plan, you may exercise the Option to purchase all or a portion of the applicable number of Vested Shares at any time prior to the termination of the Option pursuant to this Option Agreement. In no event shall you be entitled to exercise the Option for any Nonvested Shares or for a fraction of a Vested Share or for less than 100 shares (unless the number purchased is the total balance for which the Option is then exercisable).
          (d) The unexercised portion of the Option, if any, will automatically, and without notice, terminate and become null and void upon the expiration of 10 years from the Grant Date and, except as expressly provided herein, no portion of the Option may be exercised after such date.

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          (e) Any exercise by you of the Option shall be in writing addressed to the Secretary of the Company at its principal place of business (a copy of the form of exercise to be used will be available upon written request to the Secretary), specifying the Option being exercised and the number of shares of Common Stock to be purchased, and specifying a business day not more than 10 days from the date such notice is given for the payment of the purchase price against delivery of the shares of Common Stock being purchased. Subject to the terms of the Plan and this Option Agreement, the Company shall cause certificates for the shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise. The Exercise Price shall be paid by you in cash by delivery of a certified or bank check payable to the order of the Company in the full amount of the Exercise Price of the shares so purchased, or in such other manner as described in the Plan and approved by the Committee. Notwithstanding the foregoing, if permitted by law, payment may be made by: (a) cancellation of any indebtedness of the Company owed to you; (b) delivering that number of shares of Common Stock already owned by you having an aggregate Fair Market Value which shall equal the exercise price (or any portion thereof) and to deliver the shares thus acquired by you in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that you can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option; (c) by waiver of compensation owed, including any bonus, to you from the Company for services rendered; (d) provided that the Common Stock is “publicly traded” (as defined below), through a “same day sale” commitment from you and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (a “NASD Dealer”) whereby you irrevocably elect to exercise the Option and to sell a portion of the Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Common Stock to forward the exercise price directly to the Company; or (e) any combination of the foregoing. For purposes of this paragraph, the Common Stock shall be deemed to be “publicly traded” if it is listed or traded on the New York Stock Exchange, American Stock Exchange or Nasdaq National Market System.
     3. Termination of Employment.
     Upon the termination of your employment with the Company or any Related Entity, the Option may be exercised in accordance with the following provisions:
          (a) Death or Disability. In the case of termination of your employment with the Company or any Related Entity due to death or Disability, all Option Shares shall vest as of the of termination and immediately become Vested Shares, and your estate (or any Person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of your death) or your legal representative may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.

3

          (b) Good Reason; Other Than for Cause, Death or Disability. In the case of termination of your employment with the Company or any Related Entity without Good Reason (as defined in your Employment Agreement) or without Cause (as defined in your Employment Agreement) and other than due to death, Disability or a Board Determination, all Option Shares shall vest as of the Date of Termination and immediately become Vested Shares, and you may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (c) Cause or Without Good Reason. In the case of termination of your employment with the Company or any Related Entity for Cause or without Good Reason, then you shall immediately forfeit your rights under the Option as to Option Shares which are Nonvested Shares immediately prior to the Date of Termination, however, you may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
          (d) Board Determination. In the case of termination of your employment with the Company or any Related Entity pursuant to a Board Determination (as defined in your Employment Agreement), then you shall immediately forfeit your rights under the Option as to Option Shares which are Nonvested Shares immediately prior to the Date of Termination, however, you may exercise the Option, subject to the provisions of Section 7, with respect to all or any part of the Vested Shares until the earlier of (w) the date the Option would otherwise expire in accordance with its terms, (x) if the Date of Termination is prior to a Qualifying Public Offering, the 270th day after a Qualifying Public Offering, (y) if the Date of Termination is after a Qualifying Public Offering, the 90th day after the Date of Termination, or (z) the 90th day after the completion of a merger, combination, share exchange or similar transaction involving the Company pursuant to which the securities for which this Option is then exercisable are listed on a national securities exchange or the Nasdaq National Market System or any successor thereto.
     4. Transferability.
     Except as provided in Section 7 hereof, the Option and any rights or interests therein will be assignable or transferable by you only as provided in Section 11 of the Plan and by will or the laws of descent and distribution. Any Option Shares received upon exercise of this Option are subject to the Company’s Right of First Refusal (as defined in the Plan).

4

     To assure the enforceability of the Company’s rights under this Section 4 in regard to the Right of First Refusal, each certificate or instrument representing Common Stock held by you shall bear a conspicuous legend in substantially the following form:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL PROVIDED UNDER THE COMPANY’S 2002 STOCK OPTION PLAN ENTERED INTO PURSUANT THERETO. A COPY OF SUCH OPTION PLAN IS AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
     5. Registration.
     The Company shall not in any event be obligated to file any registration statement under the Securities Act or any applicable state securities laws to permit exercise of the Option or to issue any Common Stock in violation of the Securities Act or any applicable state securities laws. You (or in the event of your death or, in the event a legal representative has been appointed in connection with your Disability, the Person exercising the Option) shall, as a condition to your right to exercise the Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of the Option Shares pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities laws.
     Certificates for Option Shares, when issued, shall have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:
THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.
     The foregoing legend may not be required for Option Shares issued pursuant to an effective, registration statement under the Securities Act and in accordance with applicable state securities laws.
     6. Withholding Taxes.
     By acceptance hereof, you hereby (i) agree to reimburse the Company or any Related Entity by which you are employed for any federal, state or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of your exercise of all or a portion of the Option, (ii) authorize the Company or any Related Entity by which you are employed to withhold from any cash compensation paid to you or on your behalf, an amount

5

sufficient to discharge any federal, state and local taxes imposed on the Company, or the Related Entity by which you are employed, and which otherwise has not been reimbursed by you, in respect of your exercise of all or a portion of the Option, and (iii) agree that the Company may, in its discretion, hold the stock certificate to which you are entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.
     7. Purchase Option.
          (a) If (i) your employment with the Company or a Related Entity terminates for any reason at any time or (ii) a Sale of the Company or a Change of Control occurs, the Company (and/or its designees) shall have the option (the “Purchase Option”) to purchase, and you or your transferees (or your executor or the administrator of your estate or the Person who acquired the right to exercise the Option by transfer, bequest or inheritance, in the event of your death, or your legal representative in the event of your incapacity (hereinafter, collectively with you, the “Grantor”)) shall sell to the Company and/or its assignee(s), all or any portion (at the Company’s option) of the Option Shares and/or the Option held by the Grantor (such Option Shares and Option collectively being referred to as the “Purchasable Shares”), subject to the Company’s compliance with the conditions hereinafter set forth.
          (b) The Company shall give notice in writing to the Grantor of the exercise of the Purchase Option within six (6) months from the date of the termination of your employment or engagement or such Sale of the Company or Change of Control. Such notice shall state the number of Purchasable Shares to be purchased and the determination of the Board of Directors of the Fair Market Value per share of such Purchasable Shares. If no notice is given within the time limit specified above, the Purchase Option shall terminate.
          (c) The purchase price to be paid for the Purchasable Shares purchased pursuant to the Purchase Option shall be, in the case of any Option Shares, an amount equal to the Fair Market Value per share as of the date of the notice of exercise of the Purchase Option multiplied by the number of shares being purchased, and in the case of the Option (including Vested and Nonvested Shares subject to such Option), an amount equal to the Fair Market Value per share less the applicable per share Exercise Price multiplied by the number of Vested Shares subject to such Option which are being purchased. Any purchase price shall be paid in cash. The closing of such purchase shall take place at the Company’s principal executive offices within ten (10) days after the purchase price has been determined. At such closing, the Grantor shall deliver to the purchasers the certificates or instruments evidencing the Purchasable Shares being purchased, duly endorsed (or accompanied by duly executed stock powers) and otherwise in good form for delivery, against payment of the purchase price by check of the purchasers. In the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Shares by the scheduled closing date, at the option of the purchasers the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of all unpaid indebtedness for which such Purchasable Shares are then pledged or encumbered.

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          (d) To assure the enforceability of the Company’s rights under this Section 7, each certificate or instrument representing Common Stock held by you shall bear a conspicuous legend in substantially the following form:
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE COMPANY’S 2002 STOCK OPTION PLAN. A COPY OF SUCH OPTION PLAN IS AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
          (e) The Company’s rights under this Section 7 shall terminate upon the consummation of a Qualifying Public Offering.
     8. Consent to Approved Sale.
     If the Board and the holders of a majority of the Common Stock then outstanding approve the Sale of the Company to an independent third party (the “Approved Sale”), you shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as a sale of capital stock, you shall agree to sell all of your Option Shares and rights to acquire Option Shares on the terms and conditions approved by the Board of Directors and the holders of a majority of the Common Stock then outstanding. You shall take all necessary and desirable actions in connection with the consummation of the Approved Sale. For purposes of this Section 8, an “independent third party” is any person who does not own in excess of 5% of the Common Stock on a fully-diluted basis, who is not controlling, controlled by or under common control with any such 5% owner of the Common Stock and who is not the spouse, ancestor, descendant (by birth or adoption) or descendent of a grandparent of any such 5% owner of the Common Stock. If the Company or the holders of the Company’s securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated pursuant to the Securities Act may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), you shall, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501 promulgated pursuant to the Securities Act) reasonably acceptable to the Company. If you appoint the purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if you decline to appoint the purchaser representative designated by the Company you shall appoint another purchaser representative (reasonably acceptable to the Company), and you shall be responsible for the fees of the purchaser representative so appointed.
     9. Adjustments.
     In the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, a “Reorganization”), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be

7

appropriately adjusted by the Committee to give appropriate effect to such Reorganization. Any fractional shares or interests resulting from such adjustment shall be eliminated.
     10 Miscellaneous.
          (a) This Option Agreement is subject to all the terms, conditions, limitations and restrictions contained in the Plan, provided, however, that the express terms and provisions of this Option Agreement are intended to modify certain terms and provisions of the Plan. In the event of any conflict or inconsistency between the express terms and provisions of this Option Agreement and the terms of the Plan, the terms of this Option Agreement shall be controlling.
          (b) This Option Agreement is not a contract of employment and the terms of your employment shall not be affected by, or construed to be affected by, this Option Agreement, except to the extent specifically provided herein. Nothing herein shall impose, or be construed as imposing, any obligation (i) on the part of the Company or any Related Entity to continue your employment, or (ii) on your part to remain in the employ of the Company or any Related Entity.
          (c) Unless the managing underwriter otherwise agrees, in connection with any Qualifying Public Offering or subsequent underwritten public offering of equity securities of the Company, you agree not to effect any public sale or private offer or distribution of any shares of Common Stock during the ten business days prior to the effectiveness under the Securities Act of the registration statement filed in respect of such offering and during such time period after the effectiveness under the Securities Act of such registration statement (not to exceed 180 days) (except if applicable as part of such offering) as the Company and the managing underwriter may agree.
          (d) You shall not have any of the rights of a stockholder with respect to the shares of Common Stock underlying the Option until the Option is exercised and you receive such shares.
          (e) This Option Agreement may be amended as provided in Section 19 of the Plan.
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8

     Please indicate your acceptance of all the terms and conditions of the Option and the Plan by signing and returning a copy of this Option Agreement.

Very truly yours,

SWIFT FOODS COMPANY

By:	/s/ John N. Simons

Name: John N. Simons
Title: President and CEO

ACCEPTED:

/s/ Danny Herron

Danny Herron

Social Security Number or
Taxpayer Identification Number

Date: January 25, 2005
Signature Page — Stock Option Agreement

AMENDMENT NO. 1
TO
SWIFT FOODS COMPANY
STOCK OPTION AGREEMENT
     This Amendment No. 1 (the “Amendment”) is entered into as of May 10, 2005, between Swift Foods Company, a Delaware corporation, and Danny Herron (the “Option Holder”), and amends that certain Stock Option Agreement (the “Agreement”) dated January 25, 2005 between Swift Foods Company, a Delaware corporation (“Old SFC”), and the Option Holder relating to Four Hundred Thousand (400,000) shares (the “Shares”) of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”). Capitalized terms not otherwise defined in this Amendment shall have the same meaning as in the Agreement.
     WHEREAS, pursuant to an Agreement and Plan of Merger, dated November 3, 2004, by and among Old SFC, Rawhide Subsidiary 1, Inc., a Delaware corporation (“Rawhide Sub 1”), and Rawhide Subsidiary 3, Inc., a Delaware corporation (“Rawhide Sub 3”), Old SFC merged with and into Rawhide Sub 3, with Rawhide Sub 3 as the surviving entity (the “Merger”);
     WHEREAS, pursuant to the Merger, Rawhide Sub 1 assumed the Swift Foods Company 2002 Stock Option Plan previously adopted by Old SFC (the “Plan”); and
     WHEREAS, immediately following the Merger, Rawhide Sub 1 changed its name to Swift Foods Company (the “Company”).
     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both parties, the Company and the Option Holder agree that the Agreement shall be amended as follows:
     1. The Exercise Price for the shares covered by the Option pursuant to the Agreement is hereby amended to reduce such exercise price or purchase price from $2.11 per share to $1.25 per share.
     2. Except as amended hereby, the Agreement shall not be deemed otherwise amended.
     Executed effective as of the date and year above written.

COMPANY:

SWIFT FOODS COMPANY

By:	/s/ Jack Shandley

Name: Jack Shandley
Title: Vice President, Human Resources
Signature Page — Stock Option Agreement

OPTION HOLDER:

/s/ Danny Herron

(Signature)

Danny Herron

(Print or type name)
Signature Page — Stock Option Agreement

EXHIBIT C
FORM OF RELEASE
     THIS RELEASE (this “Agreement”) is made as of                     , 200___, by and among Swift Foods Company, a Delaware corporation (the “Company”), and Danny Herron (“Executive”).
RECITALS
     WHEREAS, the Company and Executive are parties to the Executive Employment Agreement, dated May 20, 2002, as amended by that certain First Amendment to Executive Employment Agreement, dated July 12, 2002, that certain Second Amendment to Executive Employment Agreement, dated November 3, 2004, and that certain Third Amendment to Executive Employment Agreement, dated November 15, 2005, and that certain Fourth Amendment to Executive Employment Agreement, dated October 12, 2006 (as so amended, the “Employment Agreement”);
     WHEREAS, capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Employment Agreement; and
     WHEREAS, Executive’s employment with the Company has terminated as contemplated by the Fourth Amendment to Executive Employment Agreement, and Executive and the Company desire to enter into certain releases as provided herein:
AGREEMENTS:
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. EXECUTIVE, ON BEHALF OF HIMSELF, HIS FAMILY, ATTORNEYS, HEIRS, ESTATE, AGENTS, EXECUTORS, REPRESENTATIVES, ADMINISTRATORS AND EACH OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS (TOGETHER THE “EXECUTIVE PARTIES”), HEREBY GENERALLY RELEASES AND FOREVER DISCHARGES THE COMPANY, ITS PREDECESSORS, SUCCESSORS, ASSIGNS, PARENTS, SUBSIDIARIES AND AFFILIATES, AND EACH OF THE FOREGOING ENTITIES’ AND PERSONS’ PAST, PRESENT AND FUTURE DIRECT OR INDIRECT STOCKHOLDERS, MEMBERS, MANAGERS, PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, PRINCIPALS, INSURERS, BENEFIT PLANS (AND EACH SUCH PLAN’S FIDUCIARIES, ADMINISTRATORS, TRUSTEES, SPONSORS, COMMITTEES AND REPRESENTATIVES) AND ATTORNEYS (TOGETHER THE “COMPANY PARTIES”) FROM ANY AND ALL CLAIMS, COMPLAINTS, CHARGES, DEMANDS, LIABILITIES, SUITS, DAMAGES, LOSSES, EXPENSES, ATTORNEYS’ FEES, OBLIGATIONS OR CAUSES OF ACTION (COLLECTIVELY “CLAIMS”), KNOWN OR UNKNOWN, OF ANY KIND AND EVERY NATURE WHATSOEVER, AND WHETHER OR NOT ACCRUED OR MATURED, WHICH ANY OF THEM MAY HAVE, ARISING OUT OF OR RELATING TO ANY

TRANSACTION, DEALING, RELATIONSHIP, CONDUCT, ACT OR OMISSION, OR ANY OTHER MATTERS OR THINGS OCCURRING OR EXISTING AT ANY TIME PRIOR TO AND INCLUDING THE CONSULTING TERMINATION DATE, SUBJECT TO THE LIMITATIONS SET FORTH IN THE FOLLOWING SENTENCE. THIS RELEASE INCLUDES BUT IS NOT LIMITED TO ANY CLAIMS AGAINST ANY OF THE COMPANY PARTIES BASED ON, RELATING TO OR ARISING UNDER WRONGFUL DISCHARGE, RETALIATION, BREACH OF CONTRACT (WHETHER ORAL OR WRITTEN), TORT, FRAUD, DEFAMATION, NEGLIGENCE, PROMISSORY ESTOPPEL, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THE AMERICANS WITH DISABILITIES ACT, EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, THE WORKER ADJUSTMENT AND RETRAINING NOTIFICATION ACT, THE FAMILY AND MEDICAL LEAVE ACT OR ANY OTHER FEDERAL, STATE OR LOCAL LAW RELATING TO EMPLOYMENT, CIVIL OR HUMAN RIGHTS, OR DISCRIMINATION IN EMPLOYMENT (BASED ON AGE OR ANY OTHER FACTOR) IN ALL CASES ARISING OUT OF OR RELATING TO (I) EXECUTIVE’S EMPLOYMENT BY THE COMPANY OR ANY OF ITS AFFILIATES, (II) THE EMPLOYMENT AGREEMENT (SUBJECT TO THE TERMS OF THIS AMENDMENT), (III) THE EXECUTIVE OPTIONS, (IV) EXECUTIVE’S INVESTMENT IN THE COMPANY OR ANY OF ITS AFFILIATES, (V) EXECUTIVE’S SERVICES AS AN OFFICER, DIRECTOR OR EMPLOYEE OF THE COMPANY OR ANY OF ITS AFFILIATES, OR (VI) OTHERWISE RELATING TO THE TERMINATION OF EXECUTIVE’S EMPLOYMENT OR SERVICES OR TO ANY OTHER TRANSACTION, DEALING OR AGREEMENT BETWEEN EXECUTIVE AND THE COMPANY OR ANY OF ITS AFFILIATES; PROVIDED, HOWEVER, THAT THIS GENERAL RELEASE WILL NOT LIMIT OR RELEASE (I) EXECUTIVE’S RIGHTS UNDER THE EMPLOYMENT AGREEMENT, AS AMENDED, (II) EXECUTIVE’S RIGHTS UNDER THE EXECUTIVE OPTIONS, (III) EXECUTIVE’S RIGHTS UNDER THE STOCKHOLDERS AGREEMENT DATED AS OF SEPTEMBER 19, 2002 AMONG HMTF RAWHIDE, L.P., CONAGRA FOODS, INC., HICKS, MUSE, TATE & FURST INCORPORATED, THE COMPANY AND THE OTHER INDIVIDUALS NAMED THEREIN, OR (IV) EXECUTIVE’S RIGHTS TO INDEMNIFICATION FROM THE COMPANY IN RESPECT OF HIS SERVICES AS A DIRECTOR, OFFICER OR EMPLOYEE OF THE COMPANY OR ANY OF ITS AFFILIATES TO THE MAXIMUM EXTENT ALLOWED BY LAW, ANY INDEMNIFICATION AGREEMENTS TO WHICH EXECUTIVE AND THE COMPANY OR ANY OF ITS AFFILATES ARE PARTIES, OR THE CERTIFICATES OF INCORPORATION OR BY-LAWS (OR LIKE CONSTITUTIVE DOCUMENTS) OF THE COMPANY OR ANY OF ITS AFFILIATES. EXECUTIVE, ON BEHALF OF HIMSELF AND THE EXECUTIVE PARTIES, HEREBY COVENANTS FOREVER NOT TO ASSERT, FILE, PROSECUTE, COMMENCE OR INSTITUTE (OR SPONSOR OR PURPOSELY FACILITATE ANY PERSON IN CONNECTION WITH THE FOREGOING), ANY COMPLAINT OR LAWSUIT OR ANY LEGAL, EQUITABLE, ARBITRAL OR ADMINISTRATIVE PROCEEDING OF ANY NATURE, AGAINST ANY OF THE COMPANY PARTIES IN CONNECTION WITH ANY CLAIMS RELEASED IN THIS PARAGRAPH 1, AND REPRESENTS AND WARRANTS THAT NO OTHER PERSON OR ENTITY HAS INITIATED OR, TO THE EXTENT WITHIN HIS CONTROL, WILL INITIATE ANY SUCH PROCEEDING ON HIS

BEHALF, AND THAT IF SUCH A PROCEEDING IS INITIATED, EXECUTIVE SHALL ACCEPT NO BENEFIT THEREFROM.
          2. THE COMPANY, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUBSIDIARIES AND THE COMPANY PARTIES, HEREBY GENERALLY RELEASES AND FOREVER DISCHARGES THE EXECUTIVE PARTIES FROM ANY AND ALL CLAIMS, KNOWN OR UNKNOWN, OF ANY KIND AND EVERY NATURE WHATSOEVER, AND WHETHER OR NOT ACCRUED OR MATURED, WHICH ANY OF THEM MAY HAVE, ARISING OUT OF OR RELATING TO ANY TRANSACTION, DEALING, RELATIONSHIP, CONDUCT, ACT OR OMISSION, OR ANY OTHER MATTERS OR THINGS OCCURRING OR EXISTING AT ANY TIME PRIOR TO AND INCLUDING THE CONSULTING TERMINATION DATE; PROVIDED, HOWEVER, THAT THIS GENERAL RELEASE WILL NOT LIMIT OR RELEASE (I) THE COMPANY’S RIGHTS UNDER THIS AMENDMENT AND THE EMPLOYMENT AGREEMENT AS AMENDED HEREBY, (II) THE COMPANY’S RIGHTS UNDER THE EXECUTIVE OPTIONS, OR (III) THE COMPANY’S RIGHTS AGAINST EXECUTIVE WITH RESPECT TO ANY FRAUDULENT ACTIVITY. THE COMPANY ON BEHALF OF ITSELF, ITS SUBSIDIARIES AND THE COMPANY PARTIES, HEREBY COVENANTS FOREVER NOT TO ASSERT, FILE, PROSECUTE, COMMENCE OR INSTITUTE (OR SPONSOR OR PURPOSELY FACILITATE ANY PERSON IN CONNECTION WITH THE FOREGOING), ANY COMPLAINT OR LAWSUIT OR ANY LEGAL, EQUITABLE, ARBITRAL OR ADMINISTRATIVE PROCEEDING OF ANY NATURE, AGAINST ANY OF THE EXECUTIVE PARTIES IN CONNECTION WITH ANY CLAIMS RELEASED IN THIS PARAGRAPH 2 AND REPRESENTS AND WARRANTS THAT NO OTHER PERSON OR ENTITY HAS INITIATED OR, TO THE EXTENT WITHIN ITS CONTROL, WILL INITIATE ANY SUCH PROCEEDING ON ITS BEHALF, AND THAT IF SUCH A PROCEEDING IS INITIATED, THE COMPANY AND ITS SUBSIDIARIES AND THE COMPANY PARTIES SHALL ACCEPT NO BENEFIT THEREFROM.
     3. If any provision of this Agreement shall be declared invalid or unenforceable under applicable law, then the performance of such portion shall be excused to the extent of such invalidity or unenforceability, but the remainder of this Agreement shall remain in full force and effect; provided, however, that if the excused performance of such unenforceable provision shall materially adversely affect the interest of either party, the party so affected shall have the right to terminate this Agreement by written notice thereof to the other party, whereupon this Agreement shall become null and void. The parties each acknowledge that: a. they have been represented by independent counsel in connection with this Agreement; b. they have executed this Agreement with the advice of such counsel; c. this Agreement is the result of negotiations between the parties hereto with the advice and assistance of their respective counsel; and d. this Agreement is made pursuant to the terms of the Employment Agreement and is subject to the provisions of paragraph 14 of the Fourth Amendment to Executive Employment Agreement.
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     IN WITNESS WHEREOF, Executive has hereunto set Executive’s hand and the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

EXECUTIVE

By: Danny Herron

SWIFT FOODS COMPANY

By:

Name:

Title:

C-4